UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-08200

                             Bridgeway Funds, Inc.

(Exact name of registrant as specified in charter)

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Tammira Philippe, President

Bridgeway Funds, Inc.

20 Greenway Plaza, Suite 450

                                     Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 661-3500

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A no-load mutual fund family of domestic funds

Annual Report

June 30, 2016

AGGRESSIVE INVESTORS 1	BRAGX

ULTRA-SMALL COMPANY	BRUSX
(Open to Existing Investors — Direct Only)

ULTRA-SMALL COMPANY MARKET	BRSIX

SMALL-CAP MOMENTUM	BRSMX

SMALL-CAP GROWTH	BRSGX

SMALL-CAP VALUE	BRSVX

BLUE CHIP 35 INDEX	BRLIX

MANAGED VOLATILITY	BRBPX

www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2016* (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	10 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]		Net Expense Ratio[2]
Aggressive Investors 1	2.68%	2.28%	-7.40%	8.82%	2.59%	12.52%	8/5/1994	1.32%		1.32%
Ultra-Small Company	0.35%	-1.29%	-13.53%	5.96%	3.05%	13.67%	8/5/1994	1.15%		1.15%
Ultra-Small Co Market	2.90%	-1.01%	-10.83%	8.79%	4.17%	9.93%	7/31/1997	0.78%		0.78%
Small-Cap Momentum	5.60%	1.95%	-3.48%	7.77%	NA	10.77%	5/28/2010	3.36%	[1]	0.90%	[1]
Small-Cap Growth	3.04%	1.55%	-3.97%	10.46%	3.37%	5.85%	10/31/2003	1.08%	[1]	0.94%	[1]
Small-Cap Value	3.94%	4.87%	-5.02%	8.12%	3.58%	6.71%	10/31/2003	0.98%	[1]	0.94%	[1]
Blue Chip 35 Index	2.85%	5.05%	6.60%	12.61%	7.72%	6.55%	7/31/1997	0.23%	[1]	0.15%	[1]
Managed Volatility	0.57%	1.21%	1.10%	4.46%	2.89%	3.87%	6/30/2001	1.05%	[1]	0.95%	[1]

Bridgeway Funds Returns for Calendar Years 2002 through 2015* (Unaudited)

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Aggressive Investors 1	-18.01%	53.97%	12.21%	14.93%	7.11%	25.80%	-56.16%	23.98%	17.82%	-10.31%	21.58%	42.21%	14.99%	-9.83%
Ultra-Small Company	3.98%	88.57%	23.33%	2.99%	21.55%	-2.77%	-46.24%	48.93%	23.55%	-14.64%	24.49%	55.77%	-0.56%	-16.12%
Ultra-Small Co Market	4.90%	79.43%	20.12%	4.08%	11.48%	-5.40%	-39.49%	25.95%	24.86%	-7.86%	19.83%	50.91%	4.61%	-8.28%
Small-Cap Momentum										-0.92%	14.18%	37.07%	-0.94%	0.14%
Small-Cap Growth			11.59%	18.24%	5.31%	6.87%	-43.48%	15.04%	11.77%	-0.63%	11.05%	48.52%	6.13%	4.93%
Small-Cap Value			17.33%	18.92%	12.77%	6.93%	-45.57%	26.98%	16.55%	1.05%	20.99%	39.72%	0.79%	-9.43%
Blue Chip 35 Index	-18.02%	28.87%	4.79%	0.05%	15.42%	6.07%	-33.30%	26.61%	10.60%	3.17%	15.20%	31.67%	11.51%	2.17%
Managed Volatility	-3.51%	17.82%	7.61%	6.96%	6.65%	6.58%	-19.38%	12.39%	5.41%	1.94%	6.46%	9.25%	5.95%	0.17%

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

[1]	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2016.

* Numbers highlighted indicate periods when the Fund outperformed its primary benchmark.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors, or individual stocks, are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2016

Dear Fellow Shareholders,

Performance across the domestic equity markets was positive for the June quarter, and most segments of the market also posted gains for the 12 months ended June 30, 2016. Only small-cap stocks and mid-cap growth stocks recorded losses for the fiscal year. Market highlights appear on page 2. In this environment, the Bridgeway Funds performed within design expectations, guided by our statistically driven, evidence-based investment approach. Please see the enclosed letters for a detailed explanation of each Fund’s performance during the quarter and fiscal year. We hope you find the letters helpful.

The start of the June quarter marked an important milestone for Bridgeway: Tammira Philippe stepped into her new role as President of Bridgeway Capital Management. On page 2, she reflects on her first 90 days as President, and shares her vision for Bridgeway’s future.

The June quarter also saw a turnaround for small-cap value stocks, although the gains were not enough to offset the asset class’s poor performance from earlier in the fiscal year. In fact, small-cap value stocks have lagged the market for several years, which might be causing some investors to wonder whether these stocks still offer a long-term premium. Yet our research indicates that the small-cap value premium isn’t dead, and we explain our reasons for optimism on page 3.

The end of the fiscal year is also the time when we look back on what went well for Bridgeway during the past 12 months, and what didn’t. This year, we’re highlighting the poor performance of our Aggressive Investors 1 Fund as the “worst thing” of the past fiscal year. You can read our breakdown of what went wrong on page 4.

Finally, on page 5, we share one Partner’s very personal approach to creating transformative change in our communities. Tami Groce describes her work supporting two groups of people going through life changes that she’s experienced first hand.

As always, we appreciate your feedback. We take your comments very seriously and regularly discuss them to help us manage our Funds and this company. Please keep your ideas coming — both favorable and critical. They provide us with a vital tool to serve you better.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva	Dick Cancelmo

www.bridgeway.com	1

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Domestic equity markets rose during the June quarter, despite late-period volatility sparked by the U.K. referendum vote to leave the European Union. Although global stock markets plunged immediately following the June 23 vote, they quickly rebounded in subsequent days. The S&P 500 returned 2.46% for the quarter, and the Dow Jones Industrial Average rose 2.07%. For the fiscal year, the S&P 500 and the DJIA were up 3.99% and 4.50%, respectively, with most of those gains coming during the second half of the 12-month period.

U.S. equity styles, as defined by Russell Indices, recorded positive returns for the quarter. Value stocks outperformed growth stocks, with the largest difference among large-cap stocks. Small-cap stocks generally outperformed larger stocks, with the exception of the value category. As a result, mid-cap value stocks delivered the best performance (4.77%), while large growth stocks produced the lowest return (0.61%).

Six of the 10 S&P 500 sectors posted positive returns for the quarter. The Energy sector led the gains, up 11.6%, followed by Telecommunications (7.1%), Utilities (6.8%) and Health Care (6.3%). Information Technology was the worst performer, returning -2.8%, while the Consumer Discretionary sector recorded the only other quarterly loss (-0.9%).

Below are the stock market style box returns for the quarter and the fiscal year.

Message from the President: Reflections on my First 90 Days

by Tammira Philippe, CFA

Although I have worked at Bridgeway for 11 years, I started my day on March 30 determined to look at our firm from a new perspective.

It was my first day as President of Bridgeway Capital Management — a position I was thrilled to accept after being chosen from among several finalists during a nationwide search — and I was eager to begin leading our firm. I knew that we had a talented team and enjoyed strong momentum thanks to our evidence-based investing philosophy and unique culture. I also knew that my top priority as President would be to build on this foundation and help create an organization that has an even larger positive impact on investors and the world at large.

Before I could take any steps toward accomplishing that goal, though, I needed to be sure my colleagues shared my vision for Bridgeway.

So beginning March 30, I began talking with my colleagues to articulate my ideas to help Bridgeway’s success continue long into the future. I emphasized the importance of our firm’s values, starting with putting our investors’ interests first at all times. I described how our team-based approach is helping to build a stronger, more adaptable company, one in which Partners can learn new skills that help them take on new responsibilities — much as my Bridgeway career gave me experience in strategy, operations and client relationships.

2	Annual Report | June 30, 2016

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

To my great excitement, I found even more alignment among my Partners than I expected. Everyone at Bridgeway knows that we have created something special in the financial world, and they are just as committed as I am to seeing the firm thrive beyond their own careers.

In addition, I listened to advisers, institutional clients and shareholders we serve. I knew from past conversations that some wondered whether the values and approach established by our founder, John Montgomery, would continue to drive Bridgeway in the future. I wanted to assure them, as I assure you today, that John’s values have been thoroughly absorbed into Bridgeway’s DNA, and by all of us. You can see them in our commitment to maintaining a disciplined investment strategy and relentless focus on controlling costs that can help investors achieve their long-term goals — and in our pledge to use our own success to help make the world a better place.

I hope that my appointment as President is a compelling example of how Bridgeway’s culture and values are bigger than any one person. We know there will be challenges along the way. We face increasing competition, shifting regulations and evolving investor needs that will require us to change and adapt. But what will not change is our commitment to our investors and our values. In fact, I believe that the forces changing our industry have made Bridgeway’s culture an even greater asset as we strive to build an enduring firm. I am honored to be the person with the responsibility to protect that legacy and to guide our Partners toward our shared vision for the future.

Is Small-Cap Value Dead?

by Christine Wang, CFA, CPA, Portfolio Manager

Value investors have had a tough few years. At the end of 2015, value stocks had again lagged growth stocks. Even worse, value also underperformed growth during the most recent 3-year, 5-year and 10-year periods.

Results also have been bad for small-cap investors, with large-cap stocks outperforming small-cap growth stocks on a 1-year, 3-year and 5-year basis through the end of 2015. Considering that small-cap value stocks historically have provided a return premium, these trends might leave some investors scratching their heads, wondering if small-cap value still has a place in their portfolios.

While we share the frustration with recent results, our research into historical market data offers reason for optimism. In fact, we believe that small-cap value remains an important part of a diversified investment portfolio, and that abandoning the asset class now could diminish the potential positive impact of the small-cap value premium on your long-term results.

Since 1926, small-cap value stocks have outperformed small-cap growth stocks by 6.07% annually. However, the short-term relative performance of small-cap value stocks often is not for the faint of heart — as we’ve recently experienced. Small-cap value underperformed the market for 21 consecutive months spanning May, 2014 to February, 2016.

But how unusual is that down trend? Looking at market data going back to 1926, we found that the duration of the recent 21-month slump is above average, but not unprecedented. When small-cap value underperformed, the average length of its consecutive monthly underperformance was 11 months, while the longest stretch was 3.5 years, occurring between 1929 and 1932. More recently, small-cap value underperformed for 26 consecutive months between July 1989 and August 1991.

What’s more, although small-cap value stocks frequently underperform the market from year to year, the odds of underperformance greatly decline over longer holding periods: Between 1926 and 2015, there has not been a single 20-year period during which small-cap value lagged the market.

While 21 months can feel like an eternity, it is a relatively short period within an investor’s lifetime and any reasonable equity investment time horizon. And based on our examination of long-term market returns, it’s unlikely that small-cap value stocks will continue to lag the market for a period of more than a decade.

Another important insight from our research: Small-cap value typically rebounds strongly from prolonged slumps, which supports the argument for not giving up now. For example, after small-cap value stocks underperformed the market for 42 consecutive months starting in 1929, they went on to outperform the market by an astonishing 231% during the 42 months after they recovered. After the 26-month period of underperformance starting in 1989, small-cap value posted a 44% cumulative outperformance over the 26 months following its recovery. In these and other periods, the eventual rebound in small-cap value more than wiped out the early losses — rewarding those investors who stuck to their strategy.

www.bridgeway.com	3

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

There’s no doubt that recent performance has been difficult for small-cap value investors, but we may already have seen a potential change in that trend: Small-cap value stocks outperformed broad-market Russell 3000 index by 2.17 percentage points during the most recent quarter. Of course, one quarter does not make a trend, but we will continue to monitor small-cap value’s performance for signs of a turnaround.

In the meantime, our analysis shows that the recent stretch of underperformance is within the historic norm for the small-cap value premium. To abandon the asset class based on the past few years of performance alone would just be another version of chasing hot returns by buying high and selling low — the exact opposite of a recipe for success. Instead, recent volatility in small-cap value stocks is a perfect opportunity to rebalance portfolios and remain committed to a well-diversified asset allocation that takes advantage of the historical premiums the market offers.

The Worst Thing of the Fiscal Year

by John Montgomery, Founder and Chief Investment Officer

While we like to celebrate our successes as much as anyone, we also believe that getting the hard stuff on the table is a key ingredient to learning and growing — as individuals and as a corporation.

Additionally, Bridgeway is committed to transparency with you, our shareholders, who are the owners of the Fund. That’s why we have set aside a portion of each annual report to discuss the worst thing that happened during the fiscal year.

This year, we’ve chosen the results for Aggressive Investors 1 — our poorest performing Fund. Although the Fund achieved relatively impressive return rankings for calendar years 2014, 2013 and 2012, and leads its primary market benchmark by more than 3% per year since inception, this year’s -7.40% return and low peer ranking is very disappointing.

Why did it happen? Thanks to a confluence of trends, none of the Fund’s major categories of factors helped performance, and several hurt it significantly.

For example, by design the Fund invests in some small- and mid-cap stocks, deeper value stocks, and certain riskier (high-beta) stocks that our models project are statistically likely to outperform their peers on an economic basis. All of those types of stocks underperformed the market during the past fiscal year. Or stated a different way, our specific approach to diversification in the Fund’s portfolio did not help during this period.

Normally, our company financial health models would have helped offset losses from deeper value’s underperformance. However, stocks in the company financial health category tend not to perform well when markets experience a correlation spike — periods in which stocks of all sizes and styles move in tandem, largely due to macro-trends and not company- or asset-specific factors. We had a high correlation spike in the September 2015 quarter, which meant we got little help from this diversifying category.

Another diversifying factor that has been successful in the long term is price momentum. However, the Fund’s exposure to high momentum stocks also hurt because these stocks declined in the fiscal year.

Finally, our models do not weight holdings by company size — giving more weight in the portfolio to the largest companies — as does our primary market benchmark, the S&P 500 Index. As a result, we had lower exposure to larger stocks. These stocks performed well relative to smaller cap stocks during the fiscal year and contributed to our Fund’s 11% underperformance of the S&P 500. By contrast, our fiscal year results were within one percentage point of our secondary market benchmark, the Russell 2000 Index of smaller companies.

In short, it was a perfect storm of diversifying factors not going our way. However, we gave the Fund the factor exposures we intended, based on analysis of long-term market data. We do not consider that anything is “broken,” and we are staying the course. In fact, performance of these factors tends to revert back to their expected long-term returns, which we believe would be beneficial to our Fund in the future.

4	Annual Report | June 30, 2016

LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

That said, we continue to conduct research on all of our Funds and models, looking for small, incremental improvements. We will be studying Aggressive Investors 1 in the coming fiscal year, specifically examining model performance in high correlation markets to see if we can further reduce their negative impact.

In summary, it was a poor year for Aggressive Investors 1. We know the reasons why, and we are studying ways to improve the models, but we are not changing our investment process. And as a fellow shareholder, I want to express my personal confidence in the Fund’s research and portfolio management teams. I continue to use Bridgeway-managed portfolios for 100% of my stock market investing needs and Aggressive Investors 1 plays a significant role in that allocation.

Transformative Change: Where I Live

by Tami Groce, Partner, Marketing and Client Service

When we think about transformative change, it is often with an eye toward addressing the needs that seem most significant or universal. Helping the poor and disenfranchised is certainly vital to making the world a better place, and it is a worthwhile endeavor for us all. I find, however, that we often overlook the needs where we live — and by “where we live” I mean both our physical locality and our experiences.

While I am involved in numerous charitable activities, most recently my experience has been informed by two issues that have led me to administer healing to those who often suffer in silence and to those who seek guidance in unchartered waters. The first group consists of couples on the infertility journey, which can be a painful path to parenthood with little spiritual or emotional support. I know the sorrow of infertility firsthand. Though my journey ended with the blessing of two beautiful little boys, I am connected to those still on their own journeys, because that is where I lived for quite a while. As a result, I founded The Waiting Room Infertility Ministry at Wheeler Avenue Baptist Church in Houston. We meet monthly and provide spiritual, educational and financial direction for those who for too long have felt forsaken by others who do not share their experience.

As an ordained, seminary-trained minister, the second group that I have dedicated myself to is seminary students. I lead small groups aimed at equipping seminarians with the tools necessary to their vocation. Additionally, I mentor seminarians at the Fuller Theological Seminary through a structured program that allows for a six-month relationship. Whether they are my mentee or a small group member, each individual will directly intersect with the lives of hundreds (if not thousands) of church members over the course of their ministry. It is important that they understand the lifestyle that comes with that role, and are prepared to handle the responsibilities. For example, burnout is common among ministers, so I urge them to find their own Sabbath day to take time for themselves and recharge, as Sundays are typically busy work days. We also discuss the feelings of isolation and loneliness that many ministers feel as leaders of a church, and I urge them to develop a community of peers with whom they can share their concerns and feel heard.

Beyond that, their personal spiritual care must be a priority. There is a reason that flight attendants ask you to put your oxygen mask on first before assisting others. As ministers, they have to have discernment around their particular calling. I remind them to examine and reconcile the potential hurt and brokenness in their own backgrounds, as well as their limitations, so they are better prepared to help others deal with their issues. I believe I am uniquely equipped to help others understand this process and to move from passion to purpose, because that is also where I live.

www.bridgeway.com	5

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Aggressive Investors 1 Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 2.68%, outperforming our primary market benchmark, the S&P 500 Index (2.46%), and our peer benchmark, the Lipper Capital Appreciation Funds Index (0.40%), but underperforming the Russell 2000 Index (3.79%). It was a good quarter.

For the fiscal year, our Fund returned -7.40%, underperforming our primary market benchmark, the S&P 500 Index (3.99%), our peer benchmark, the Lipper Capital Appreciation Funds Index (-5.23%), and the Russell 2000 Index (-6.73%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year, and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized

	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Aggressive Investors 1 Fund	2.68%	-7.40%	8.82%	2.59%	5.15%	12.52%
S&P 500 Index	2.46%	3.99%	12.10%	7.42%	5.75%	9.28%
Russell 2000 Index	3.79%	-6.73%	8.35%	6.20%	6.96%	8.80%
Lipper Capital Appreciation Funds Index	0.40%	-5.23%	8.83%	6.66%	5.22%	7.99%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Capital Appreciation Funds Index reflects the record of the 30 largest funds in the category of more aggressive domestic growth mutual funds, as reported by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Aggressive Investors 1 Fund ranked 177th of 254 capital appreciation funds for the 12 months ended June 30, 2016, 122nd of 224 over the last five years, 147th of 157 over the last 10 years, and 3rd of 43 since inception in August 1994. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

6	Annual Report | June 30, 2016

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Aggressive Investors 1 Fund vs. S&P 500 Index, Russell 2000 Index & Lipper Capital Appreciation Funds Index

from Inception 8/5/94 to 6/30/16

Detailed Explanation of Quarterly Performance

The Fund’s investment in mid-cap and small-cap stocks boosted relative returns during a quarter in which those shares outpaced large-company stocks. In addition, all our model categories made positive contributions to the Fund’s relative performance.

An underweight position in the lagging Information Technology sector boosted relative performance, as did select holdings within that sector. Holdings in the Materials sector also helped relative results. By contrast, an overweight position and holdings in the lagging Industrials sector detracted from relative performance.

Detailed Explanation of Fiscal Year Performance

The Fund’s bias toward smaller stocks detracted from relative results during the 12-month period, as small company shares significantly underperformed larger stocks in the first half of the fiscal year. Although small-cap stocks rebounded in the second half of the year, it was not enough to overcome previous losses. In addition, all three model categories contributed to the Fund’s fiscal-year underperformance. Our value metrics category was the largest detractor, as these models targeted deeper-value stocks that lagged the Index during the period. The price momentum category also detracted from results, as the stocks selected by this model underperformed. Our company financial health category of stocks underperformed in the market context of a high correlation spike (stocks moving in tandem irrespective of their underlying economic health) in the September quarter. Diversification across these three categories did not help in the market environment of the fiscal year.

Sector allocation did not have a significant impact on performance. Instead, individual stock holdings detracted from results.

www.bridgeway.com	7

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2016

Rank Description		Industry	% of Net Assets
1	AMN Healthcare Services, Inc.	Health Care Providers & Service	2.3%
2	Global Payments, Inc.	Financials	2.2%
3	John Bean Technologies Corp.	Machinery	2.0%
4	Edwards Lifesciences Corp.	Health Care Equipment & Supplies	2.0%
5	Windstream Holdings, Inc.	Diversified Telecommunications Services	1.8%
6	Aflac, Inc.	Insurance	1.5%
7	Equinix, Inc.	Real Estate Investment Trusts	1.4%
8	Acuity Brands, Inc.	Electrical Equipment & Services	1.4%
9	Ulta Salon Cosmetics & Fragrance, Inc.	Specialty Retail	1.4%
10	Antero Resources Corp.	Oil, Gas & Consumable Fuels	1.4%

	Total		17.4%

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	15.1%	12.3%	2.8%
Consumer Staples	10.5%	10.6%	-0.1%
Energy	7.7%	7.4%	0.3%
Financials	14.7%	15.7%	-1.0%
Health Care	9.9%	14.7%	-4.8%
Industrials	17.2%	10.2%	7.0%
Information Technology	14.0%	19.8%	-5.8%
Materials	6.7%	2.8%	3.9%
Telecommunication Services	1.8%	2.9%	-1.1%
Utilities	1.1%	3.6%	-2.5%
Cash & Other Assets	1.3%	0.0%	1.3%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in theory, expose shareholders to unlimited loss. Finally, the Fund exposes shareholders to “focus risk,” which may add to Fund volatility through the possibility that a single company could significantly affect total return. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

8	Annual Report | June 30, 2016

Aggressive Investors 1 Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Aggressive Investors 1 Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	9

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 98.72%
Aerospace & Defense - 0.83%
Spirit Aerosystems Holdings, Inc., Class A*	40,000	$ 1,720,000

Airlines - 5.07%
Alaska Air Group, Inc.	40,200	2,343,258
Delta Air Lines, Inc.	46,500	1,693,995
JetBlue Airways Corp.*	95,300	1,578,168
Southwest Airlines Co.	69,800	2,736,858
United Continental Holdings, Inc.*	52,500	2,154,600

		10,506,879

Auto Components - 3.78%
Cooper-Standard Holding, Inc.*	28,300	2,235,417
Drew Industries, Inc.	17,000	1,442,280
Goodyear Tire & Rubber Co. (The)	66,400	1,703,824
Lear Corp.	24,200	2,462,592

		7,844,113

Automobiles - 0.98%
General Motors Co.	71,500	2,023,450

Beverages - 1.04%
Constellation Brands, Inc., Class A	13,000	2,150,200

Biotechnology - 1.05%
Gilead Sciences, Inc.	26,000	2,168,920

Building Products - 2.03%
American Woodmark Corp.*	15,000	995,700
Gibraltar Industries, Inc.*	39,000	1,231,230
U.S. Concrete, Inc.*+	32,500	1,979,575

		4,206,505

Chemicals - 0.85%
Kraton Performance Polymers, Inc.*	63,000	1,759,590

Commercial Banks - 3.24%
Bank of Nova Scotia (The)+	43,000	2,107,430
Canadian Imperial Bank of Commerce/Canada+	27,000	2,026,890
Royal Bank of Canada+	43,700	2,582,233

		6,716,553

Commercial Services & Supplies - 1.15%
Equifax, Inc.	18,600	2,388,240

Computers & Peripherals - 1.19%
HP, Inc.	196,100	2,461,055

Industry Company	Shares	Value

Construction & Engineering - 1.21%
Comfort Systems USA, Inc.	77,000	$2,507,890

Consumer Finance - 2.42%
Alliance Data Systems Corp.*	10,900	2,135,528
Santander Consumer USA Holdings, Inc.*	101,900	1,052,627
Synchrony Financial*	72,500	1,832,800

		5,020,955

Containers & Packaging - 2.35%
Berry Plastics Group, Inc.*	54,000	2,097,900
Crown Holdings, Inc.*	54,800	2,776,716

		4,874,616

Diversified Financial Services - 2.35%
Berkshire Hathaway, Inc., Class B*	8,700	1,259,673
Citigroup, Inc.	42,000	1,780,380
Voya Financial, Inc.	73,900	1,829,764

		4,869,817

Diversified Telecommunication Services - 1.75%
Windstream Holdings, Inc.+	392,100	3,634,767

Electronic Equipment, Instruments & Components - 4.67%
Acuity Brands, Inc.	12,000	2,975,520
Fabrinet*	29,000	1,076,480
Flextronics International, Ltd.*	207,700	2,450,860
Mettler-Toledo International, Inc.*	5,500	2,007,060
TTM Technologies, Inc.*	155,000	1,167,150

		9,677,070

Energy Equipment & Services - 1.37%
Teekay Corp.+	110,000	784,300
Tidewater, Inc.+	115,000	507,150
Unit Corp.*	100,000	1,556,000

		2,847,450

Financials - 2.18%
Global Payments, Inc.	63,345	4,521,566

Food & Staples Retailing - 1.04%
Kroger Co. (The)	58,600	2,155,894

Food Products - 7.19%
Campbell Soup Co.	32,500	2,162,225
Dean Foods Co.+	94,000	1,700,460
Hormel Foods Corp.	55,400	2,027,640
Ingredion, Inc.	20,000	2,588,200

10	Annual Report | June 30, 2016

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Food Products (continued)
Kellogg Co.	28,000	$ 2,286,200
Pilgrim’s Pride Corp.+	83,700	2,132,676
Tyson Foods, Inc., Class A	30,000	2,003,700

		14,901,101

Health Care Equipment & Supplies - 3.00%
Edwards Lifesciences Corp.*	41,000	4,088,930
Henry Schein, Inc.*	12,000	2,121,600

		6,210,530

Health Care Providers & Services - 4.91%
AmerisourceBergen Corp.	28,000	2,220,960
AMN Healthcare Services, Inc.*	121,500	4,856,355
Cardinal Health, Inc.	26,600	2,075,066
Triple-S Management Corp., Class B*	42,000	1,026,060

		10,178,441

Hotels, Restaurants & Leisure - 1.54%
Boyd Gaming Corp.*	120,000	2,208,000
Scientific Games Corp., Class A*	106,000	974,140

		3,182,140

Household Products - 1.19%
Kimberly-Clark Corp.	18,000	2,474,640

Insurance - 3.04%
Aflac, Inc.	43,000	3,102,880
Employers Holdings, Inc.	36,400	1,056,328
Prudential Financial, Inc.	30,000	2,140,200

		6,299,408

Internet & Catalog Retail - 1.17%
Amazon.com, Inc.*	3,400	2,433,108

Internet Software & Services - 1.73%
EarthLink Holdings Corp.	232,600	1,488,640
VeriSign, Inc.*+	24,300	2,100,978

		3,589,618

IT Services - 1.07%
CSG Systems International, Inc.	55,000	2,217,050

Leisure Equipment & Products - 0.85%
Polaris Industries, Inc.+	21,500	1,757,840

Machinery - 3.61%
John Bean Technologies Corp.	68,600	4,199,692

Industry Company	Shares	Value

Machinery (continued)
Wabash National Corp.*	96,000	$ 1,219,200
Xylem, Inc.	46,000	2,053,900

		7,472,792

Materials - 1.21%
Trinseo SA	58,400	2,507,112

Media - 0.95%
Scripps Networks Interactive, Inc., Class A	31,600	1,967,732

Metals & Mining - 0.96%
AK Steel Holding Corp.*	426,100	1,985,626

Oil, Gas & Consumable Fuels - 6.38%
Antero Resources Corp.*	111,400	2,894,172
Baytex Energy Corp.+	302,800	1,753,212
Encana Corp.	195,000	1,519,050
McDermott International, Inc.*+	411,100	2,030,834
Tesoro Corp.	35,900	2,689,628
Valero Energy Corp.	45,600	2,325,600

		13,212,496

Paper & Forest Products - 0.41%
Resolute Forest Products, Inc.*+	161,199	852,743

Real Estate Investment Trusts (REITs) - 3.56%
Digital Realty Trust, Inc.+	22,300	2,430,477
Equinix, Inc.+	7,700	2,985,521
Public Storage	7,700	1,968,043

		7,384,041

Semiconductors & Semiconductor Equipment - 3.58%
Lam Research Corp.+	30,000	2,521,800
Micron Technology, Inc.*	197,900	2,723,104
NVIDIA Corp.	46,100	2,167,161

		7,412,065

Software - 2.06%
Autodesk, Inc.*	36,000	1,949,040
MSCI, Inc.	30,000	2,313,600

		4,262,640

Specialty Retail - 4.73%
Children’s Place, Inc. (The)	28,000	2,245,040
Home Depot, Inc. (The)	16,400	2,094,116
Lithia Motors, Inc., Class A	20,800	1,478,256
Rent-A-Center, Inc.	83,000	1,019,240

www.bridgeway.com	11

Aggressive Investors 1 Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company		Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
Ulta Salon Cosmetics & Fragrance, Inc.*		12,200	$ 2,972,408

			9,809,060

Trading Companies & Distributors - 3.94%
AerCap Holdings NV*		26,800	900,212
Beacon Roofing Supply, Inc.*		50,000	2,273,500
Pool Corp.		25,000	2,350,750
United Rentals, Inc.*		38,700	2,596,770
Veritiv Corp.*		992	37,279

			8,158,511

Water Utilities - 1.09%
American Water Works Co., Inc.		26,700	2,256,417

TOTAL COMMON STOCKS - 98.72%			204,580,641

(Cost $191,226,879)

EXCHANGE TRADED NOTE - 1.13%
Exchange Traded Note - 1.13%
VelocityShares Daily Inverse ETN*+		93,200	2,329,068

TOTAL EXCHANGE TRADED NOTE - 1.13%			2,329,068

(Cost $2,206,021)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.16%
Dreyfus Cash Management Fund	0.30%	338,006	338,006

TOTAL MONEY MARKET FUND - 0.16%			338,006

(Cost $338,006)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.34%
Dreyfus Cash Management Fund**	0.30%	27,647,275	27,647,275

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.34%			27,647,275

(Cost $27,647,275)

Value

TOTAL INVESTMENTS - 113.35%	$234,894,990
(Cost $221,418,181)
Liabilities in Excess of Other Assets - (13.35%)	(27,665,913)

NET ASSETS - 100.00%	$207,229,077

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^	Rate disclosed as of June 30, 2016.
+	This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $27,172,480 as of June 30, 2016.

ETN - Exchange Traded Note

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$204,580,641	$—	$—	$204,580,641
Exchange Traded Note	2,329,068	—	—	2,329,068
Money Market Fund	—	338,006	—	338,006
Investments Purchased with Cash Proceeds from Securities Lending	—	27,647,275	—	27,647,275

TOTAL	$206,909,709	$27,985,281	$—	$234,894,990

See Notes to Financial Statements.

12	Annual Report | June 30, 2016

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Ultra-Small Company Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 0.35%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (5.45%), and our peer benchmark, the Lipper Micro-Cap Stock Funds Index (3.05%). Our Fund also underperformed the Russell 2000 Index (3.79%) and the Russell Microcap Index (3.97%). It was a poor quarter.

For the fiscal year, our Fund returned -13.53%, slightly underperforming the CRSP Cap-Based Portfolio 10 Index (-13.49%). However, our Fund trailed the Russell Microcap Index (-12.06%), the Lipper Micro-Cap Stock Funds Index (-8.93%) and the Russell 2000 Index (-6.73%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (8/5/94)

Ultra-Small Company Fund	0.35%	-13.53%	5.96%	3.05%	10.14%	13.67%
CRSP Cap-Based Portfolio 10 Index	5.45%	-13.49%	7.17%	5.52%	10.74%	11.33%
Russell 2000 Index	3.79%	-6.73%	8.35%	6.20%	6.96%	8.80%
Russell Microcap Index	3.97%	-12.06%	8.20%	4.31%	6.46%	N/A
Lipper Micro-Cap Stock Funds Index	3.05%	-8.93%	7.50%	5.03%	6.71%	N/A

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 783 of the smallest publicly traded U.S. stocks (with dividends reinvested), as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market (with dividends reinvested). The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Ultra-Small Company Fund ranked 51st of 71 micro-cap funds for the 12 months ended June 30, 2016, 42nd of 55 over the last five years, 32nd of 39 over the last 10 years, and 1st of 8 since inception in August 1994. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	13

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index**, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index*         from Inception 8/5/94 to 6/30/16

*	The Lipper Micro-Cap Stock Funds Index began on 12/31/1995, and the line graph for the Index begins at the same value as the Fund on that date.
**	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

All model categories detracted from the Fund’s relative performance during the quarter. Our company financial health models weighed most heavily on relative returns, while our price momentum models detracted the least. Although the Fund held nearly 80% of its assets in CRSP’s 10th decile, which, on average, had positive returns, those holdings still underperformed the primary benchmark. In addition, the Fund’s holdings that were larger than CRSP 10 posted negative returns, on average, for the quarter and detracted from relative performance.

An underweight position and holdings in the Energy sector detracted from relative returns. Holdings in the Financials sector also hurt relative performance. However, an underweight allocation to the Health Care sector boosted relative performance because Health Care was one of the worst-performing sectors in CRSP 10.

The table below presents index performance numbers for stocks in the different deciles during various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	90.5 Years
1 (ultra-large)	2.37%	3.63%	12.09%	7.28%	9.26%
2	4.82%	1.56%	12.00%	8.27%	10.50%
3	3.60%	-1.78%	10.11%	8.09%	10.97%
4	2.36%	-7.53%	9.47%	8.18%	10.78%
5	2.22%	-9.77%	7.92%	8.63%	11.38%
6	3.48%	-8.86%	8.87%	7.41%	11.25%
7	5.86%	-7.63%	9.11%	7.79%	11.41%
8	4.18%	-11.46%	8.08%	7.46%	11.39%
9	6.02%	-11.64%	7.40%	6.40%	11.31%
10 (ultra-small)	5.45%	-13.49%	7.17%	5.52%	13.13%

[1]	Performance figures are as of the period ended June 30, 2016. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

14	Annual Report | June 30, 2016

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

Our value metrics models lagged the benchmark for the fiscal year, detracting from relative results. However, our company financial health and price momentum models added to the Fund’s relative returns and helped offset some of those losses. A higher weighting in larger stocks also detracted from relative results when these stocks underperformed.

Holdings in the Energy, Industrials and Financials sectors weighed most heavily on relative performance. Meanwhile, holdings in the Information Technology sector added to relative performance. The Fund’s lower-than-benchmark exposure to the Health Care sector also helped.

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Olympic Steel, Inc.	Metals & Mining	2.8%
2	Supreme Industries, Inc.	Machinery	2.4%
3	Ryerson Holding Corp.	Metals & Mining	2.2%
4	Oclaro, Inc.	Communications Equipment	2.1%
5	Radisys Corp.	Electronic Equip., Instruments & Components	2.0%
6	A-Mark Precious Metals, Inc.	Metals & Mining	1.8%
7	LSB Industries, Inc.	Chemicals	1.8%
8	NV5 Global, Inc.	Commercial Banks	1.7%
9	Brightcove, Inc.	Internet Software & Services	1.5%
10	Armada Hoffler Properties, Inc.	Real Estate Investment Trusts	1.5%
	Total		19.8%

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	13.1%	10.8%	2.3%
Consumer Staples	3.5%	2.4%	1.1%
Energy	8.1%	11.6%	-3.5%
Financials	23.9%	22.1%	1.8%
Health Care	10.0%	18.6%	-8.6%
Industrials	15.5%	11.2%	4.3%
Information Technology	18.0%	17.0%	1.0%
Materials	7.5%	4.6%	2.9%
Telecommunication Services	0.0%	0.3%	-0.3%
Utilities	0.6%	1.4%	-0.8%
Cash & Other Assets	-0.2%	0.0%	-0.2%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

www.bridgeway.com	15

Ultra-Small Company Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

Conclusion

Ultra-Small Company Fund remains closed to new investors. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

16	Annual Report | June 30, 2016

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 100.23%
Aerospace & Defense - 1.02%
Ducommun, Inc.*	52,300	$ 1,034,494

Air Freight & Logistics - 0.26%
Air T, Inc.*	12,463	267,954

Auto Components - 1.22%
China XD Plastics Co., Ltd.*	69,700	224,434
Horizon Global Corp.*	89,200	1,012,420

		1,236,854

Beverages - 0.70%
Primo Water Corp.*	60,000	708,600

Biotechnology - 3.15%
Adverum Biotechnologies, Inc.*	132,200	417,752
CoLucid Pharmaceuticals, Inc.*+	50,000	408,500
MacroCure, Ltd.*	200,000	284,000
MEI Pharma, Inc.*	427,500	581,400
Nexvet Biopharma PLC*	44,400	206,460
PharmAthene, Inc.*+	191,700	467,748
QLT, Inc.*	172,500	244,950
Vericel Corp.*	258,000	580,500

		3,191,310

Chemicals - 2.15%
Gulf Resources, Inc.*	259,000	398,860
LSB Industries, Inc.*+	147,700	1,784,216

		2,183,076

Commercial Banks - 11.35%
American National Bankshares, Inc.	19,000	478,420
Bankwell Financial Group, Inc.+	26,200	577,972
Bar Harbor Bankshares+	33,000	1,158,300
C&F Financial Corp.+	5,200	232,752
Civista Bancshares, Inc.+	15,100	197,810
Coastway Bancorp, Inc.*+	8,700	108,315
Codorus Valley Bancorp, Inc.+	30,500	621,285
Farmers National Banc Corp.+	22,400	197,120
First Business Financial Services, Inc.	28,100	659,507
First United Corp.*	12,000	118,080
FS Bancorp, Inc.	5,000	126,750
Northrim BanCorp, Inc.	16,600	436,414
NV5 Global, Inc.*	59,600	1,695,024
Old Line Bancshares, Inc.+	71,213	1,281,834

Industry Company	Shares	Value

Commercial Banks (continued)
Old Second Bancorp, Inc.	88,400	$ 603,772
Pacific Mercantile Bancorp*+	72,100	511,910
Shore Bancshares, Inc.	82,600	970,550
Southern First Bancshares, Inc.*+	16,100	388,010
Westbury Bancorp, Inc.*+	5,500	107,250
Your Community Bankshares, Inc.+	28,100	1,044,196

		11,515,271

Commercial Services & Supplies - 2.36%
Ascent Capital Group, Inc., Class A*	63,500	977,265
Cenveo, Inc.*	413,400	337,293
Civeo Corp.*	350,000	630,000
Performant Financial Corp.*	191,200	309,744
Virco Manufacturing Corp.*	32,200	140,070

		2,394,372

Communications Equipment - 2.74%
Ceragon Networks, Ltd.*	283,900	459,918
Oclaro, Inc.*+	440,500	2,149,640
UTStarcom Holdings Corp.*	90,200	172,733

		2,782,291

Computers & Peripherals - 0.32%
TransAct Technologies, Inc.	40,200	322,404

Construction & Engineering - 0.10%
IES Holdings, Inc.*+	8,200	101,844

Consumer Finance - 1.02%
Consumer Portfolio Services, Inc.*	174,300	657,111
Nicholas Financial, Inc.*	36,800	378,304

		1,035,415

Diversified Consumer Services - 1.82%
Cambium Learning Group, Inc.*	167,250	754,297
ITT Educational Services, Inc.*+	427,300	820,416
Lincoln Educational Services Corp.*	180,000	270,000

		1,844,713

Diversified Financial Services - 1.14%
Impac Mortgage Holdings, Inc.*+	74,000	1,160,320

www.bridgeway.com	17

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services - 0.76%
HC2 Holdings, Inc.*+	178,700	$ 768,410

Electrical Equipment - 1.37%
LSI Industries, Inc.	104,800	1,160,136
Ultralife Corp.*	46,700	233,967

		1,394,103

Electronic Equipment, Instruments & Components - 7.05%
American Superconductor Corp.*+	128,000	1,080,320
Electro Scientific Industries, Inc.*	151,600	885,344
IEC Electronics Corp.*	36,700	152,305
Kemet Corp.*+	210,000	615,300
Key Tronic Corp.*+	37,100	279,363
Maxwell Technologies, Inc.*+	264,500	1,396,560
NAPCO Security Technologies, Inc.*+	110,000	699,600
Radisys Corp.*	456,800	2,046,464

		7,155,256

Energy Equipment & Services - 4.46%
Basic Energy Services, Inc.*+	190,300	319,704
Hercules Offshore, Inc.*	77,900	108,281
North American Energy Partners, Inc.	58,800	165,816
North Atlantic Drilling, Ltd.*+	75,900	511,566
Ocean Rig UDW, Inc.*+	451,400	1,119,472
Parker Drilling Co.*	402,406	921,510
Willbros Group, Inc.*	545,900	1,381,127

		4,527,476

Food Products - 0.25%
S&W Seed Co.*+	57,100	248,956

Gas Utilities - 0.64%
Delta Natural Gas Co., Inc.+	23,900	643,866

Health Care Equipment & Supplies - 3.28%
AxoGen, Inc.*+	180,000	1,238,400
Digirad Corp.	40,600	209,090
Electromed, Inc.*	80,000	308,800
FONAR Corp.*	64,100	1,305,076
Symmetry Surgical, Inc.*	20,000	262,600

		3,323,966

Health Care Providers & Services - 0.99%
Chembio Diagnostics, Inc.*+	107,500	880,425
InfuSystems Holdings, Inc.*	48,700	126,620

		1,007,045

Industry Company	Shares	Value

Hotels, Restaurants & Leisure - 3.17%
Century Casinos, Inc.*	106,400	$ 662,872
Gaming Partners International Corp.*	13,300	123,690
Golden Entertainment, Inc.+	35,300	412,657
Luby’s, Inc.*+	63,200	317,264
MCBC Holdings, Inc.	46,100	509,405
Red Lion Hotels Corp.*+	82,300	597,498
Town Sports International Holdings, Inc.*	217,800	592,416

		3,215,802

Household Durables - 0.40%
Skyline Corp.*+	20,100	188,940
UCP, Inc., Class A*	27,200	218,144

		407,084

Insurance - 1.53%
Blue Capital Reinsurance Holdings, Ltd.+	23,300	431,283
eHealth, Inc.*	43,000	602,860
Health Insurance Innovations, Inc., Class A*+	132,000	518,760

		1,552,903

Internet & Catalog Retail - 1.13%
CafePress, Inc.*	64,800	200,880
Gaiam, Inc., Class A*	58,000	448,920
US Auto Parts Network, Inc.*	124,800	492,960

		1,142,760

Internet Software & Services - 4.44%
Autobytel, Inc.*	58,200	807,234
Brightcove, Inc.*	175,100	1,540,880
Care.com, Inc.*	91,300	1,066,384
Demand Media, Inc.*	101,000	522,170
Marchex, Inc., Class B*	103,200	328,176
Support.com, Inc.*	285,800	240,358

		4,505,202

IT Services - 2.38%
BG Staffing, Inc.	18,700	353,804
Edgewater Technology, Inc.*	27,499	237,591
Information Services Group, Inc.*+	60,100	225,375
NCI, Inc., Class A	87,000	1,222,350
PRGX Global, Inc.*	71,300	372,186

		2,411,306

18	Annual Report | June 30, 2016

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Machinery - 3.85%
Ampco-Pittsburgh Corp.	31,000	$ 350,610
Commercial Vehicle Group, Inc.*	92,900	483,080
Gencor Industries, Inc.*	36,200	561,824
Key Technology, Inc.*	11,200	103,152
Supreme Industries, Inc., Class A	175,400	2,402,980

		3,901,646

Marine - 0.54%
DryShips, Inc.*	241,600	136,021
Global Ship Lease, Inc., Class A	321,600	408,432

		544,453

Media - 1.21%
Global Sources, Ltd.*+	18,900	173,313
Lee Enterprises, Inc.*+	360,200	687,982
Salem Media Group, Inc.	50,700	366,054

		1,227,349

Metals & Mining - 6.79%
A-Mark Precious Metals, Inc.	112,700	1,823,486
Olympic Steel, Inc.	102,800	2,807,468
Ryerson Holding Corp.*	129,000	2,257,500

		6,888,454

Multiline Retail - 0.41%
Bon-Ton Stores, Inc. (The)	297,200	419,052

Oil, Gas & Consumable Fuels - 3.51%
Adams Resources & Energy, Inc.	4,900	188,650
Cloud Peak Energy, Inc.*+	389,900	803,194
Comstock Resources, Inc.*	429,600	360,993
Geopark, Ltd.*+	43,900	142,675
PrimeEnergy Corp.*+	4,300	259,075
W&T Offshore, Inc.*+	418,700	971,384
Westmoreland Coal Co.*	87,700	834,904

		3,560,875

Personal Products - 2.53%
Lifevantage Corp.*+	80,200	1,090,720
Mannatech, Inc.*+	9,500	192,280
Natural Alternatives International, Inc.*	74,500	822,480
Nutraceutical International Corp.*	20,000	463,000

		2,568,480

Industry Company	Shares	Value

Pharmaceuticals - 2.58%
Aralez Pharmaceuticals, Inc.*	17,486	$ 57,704
Dipexium Pharmaceuticals, Inc.*+	24,600	243,786
Juniper Pharmaceuticals, Inc.*	100,900	707,309
Kindred Biosciences, Inc.*	80,300	284,262
Tetraphase Pharmaceuticals, Inc.*	126,100	542,230
Zafgen, Inc.*+	131,300	786,487

		2,621,778

Real Estate Investment Trusts (REITs) - 1.69%
Armada Hoffler Properties, Inc.	111,900	1,537,506
BRT Realty Trust*	24,200	173,030

		1,710,536

Real Estate Management & Development - 0.64%
Nam Tai Property, Inc.+	121,100	650,307

Road & Rail - 1.33%
USA Truck, Inc.*	77,000	1,348,270

Semiconductors & Semiconductor Equipment - 0.07%
Intermolecular, Inc.*	44,900	66,452

Software - 2.25%
BSQUARE Corp.*+	155,700	868,806
Covisint Corp.*	115,500	251,790
GlobalSCAPE, Inc.	41,400	152,766
Planet Payment, Inc.*+	225,000	1,010,250

		2,283,612

Specialty Retail - 1.46%
Kingold Jewelry, Inc.*	201,900	363,420
New York & Co., Inc.*	137,000	204,130
Sears Hometown & Outlet Stores, Inc.*+	135,500	913,270

		1,480,820

Textiles, Apparel & Luxury Goods - 1.53%
Crown Crafts, Inc.+	26,100	246,906
Delta Apparel, Inc.*	53,400	1,204,170
Lakeland Industries, Inc.*+	12,162	105,445

		1,556,521

Thrifts & Mortgage Finance - 6.40%
BSB Bancorp, Inc.*+	14,500	328,425
Charter Financial Corp.	101,000	1,341,280

www.bridgeway.com	19

Ultra-Small Company Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company		Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Entegra Financial Corp.*		12,100	$ 211,629
ESSA Bancorp, Inc.		38,100	510,540
First Financial Northwest, Inc.		47,400	629,472
Fox Chase Bancorp, Inc.		7,000	142,380
Hingham Institution for Savings		4,631	569,242
MMA Capital Management, LLC*		20,700	373,014
Ocean Shore Holding Co.+		19,600	332,416
Provident Financial Holdings, Inc.		47,000	860,100
Security National Financial Corp., Class A*		41,055	200,759
SI Financial Group, Inc.		59,500	787,780
Westfield Financial, Inc.		27,000	207,900

			6,494,937

Trading Companies & Distributors - 2.24%
General Finance Corp.*+		68,300	290,275
Huttig Building Products, Inc.*		28,600	150,150
MFC Industrial, Ltd.*+		155,900	341,421
Titan Machinery, Inc.*		86,800	967,820
Willis Lease Finance Corp.*		23,700	526,851

			2,276,517

TOTAL COMMON STOCKS - 100.23%			101,683,112

(Cost $98,039,124)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Dreyfus Cash Management Fund	0.30%	99	99

TOTAL MONEY MARKET FUND - 0.00%			99

(Cost $99)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 20.95%
Dreyfus Cash Management Fund**	0.30%	21,256,738	21,256,738

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 20.95%			21,256,738

(Cost $21,256,738)

Value

TOTAL INVESTMENTS - 121.18%	$122,939,949
(Cost $119,295,961)
Liabilities in Excess of Other Assets - (21.18%)	(21,489,236)

NET ASSETS - 100.00%	$101,450,713

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^	Rate disclosed as of June 30, 2016.
+	This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $20,728,150 as of June 30, 2016.

LLC - Limited Liability Company

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$101,683,112	$—	—	$101,683,112
Money Market Fund	—	99	—	99
Investments Purchased with Cash Proceeds from Securities Lending	—	21,256,738	—	21,256,738

TOTAL	$101,683,112	$21,256,837	$—	$122,939,949

See Notes to Financial Statements.

20	Annual Report | June 30, 2016

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Ultra-Small Company Market Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 2.90%, underperforming our primary market benchmark, the CRSP Cap-Based Portfolio 10 Index (5.45%), our peer benchmark, the Lipper Micro-Cap Stock Funds Index (3.05%), the Russell 2000 Index (3.79%) and the Russell Microcap Index (3.97%). It was a poor quarter on a relative basis.

For the fiscal year, our Fund returned -10.83%, outperforming the CRSP Cap-Based Portfolio 10 Index (-13.49%) and the Russell Microcap Index (-12.06%), but trailing the Lipper Micro-Cap Stock Funds Index (-8.93%) and the Russell 2000 Index (-6.73%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Ultra-Small Company Market Fund	2.90%	-10.83%	8.79%	4.17%	9.91%	9.93%
CRSP Cap-Based Portfolio 10 Index	5.45%	-13.49%	7.17%	5.52%	10.74%	10.00%
Russell 2000 Index	3.79%	-6.73%	8.35%	6.20%	6.96%	6.95%
Russell Microcap Index	3.97%	-12.06%	8.20%	4.31%	6.46%	N/A
Lipper Micro-Cap Stock Funds Index	3.05%	-8.93%	7.50%	5.03%	6.71%	7.14%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 783 of the smallest publicly traded U.S. stocks with dividends reinvested, as reported by the Center for Research on Security Prices. The Russell Microcap Index is an unmanaged, market value weighted index that measures performance of 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. The Lipper Micro-Cap Stock Funds Index is an index of micro-cap funds compiled by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Ultra-Small Company Market Fund ranked 37th of 71 micro-cap funds for the 12 months ended June 30, 2016, 18th of 55 over the last five years, 26th of 39 over the last 10 years, and 3rd of 17 since inception in July 1997. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	21

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Ultra-Small Company Market Fund vs. CRSP Cap-Based Portfolio 10 Index, Russell Microcap Index*, Russell 2000 Index & Lipper Micro-Cap Stock Funds Index         from Inception 7/31/97 to 6/30/16

*	The Russell Microcap Index began on 6/30/2000, and the line graph for the Index begins at the same value as the Fund on that date.

Detailed Explanation of Quarterly Performance

The Fund lagged its primary benchmark largely because of holdings that had appreciated out of CRSP’s 10th decile. The Fund held approximately 75% of assets in CRSP 10 stocks — higher than in recent quarters, due to a rise in the cutoff for the 10th decile and our efforts to increase the Fund’s weight in CRSP 10 shares — but holdings of stocks with market caps above the CRSP 10 breakpoint detracted from relative performance when those shares lagged CRSP 10 stocks. Our “sidestepping” strategy — which eliminates exposure to stocks with a high probability of a precipitous price decline, major financial distress or bankruptcy — helped relative results, but not enough to offset the drag from non-CRSP 10 stocks.

An underweight position in the Energy sector hurt relative performance, as Energy was one of the best performing sectors during the period. The Fund doesn’t invest in shares of master limited partnerships or royalty trusts, two structures used primarily as Energy sector investment vehicles. By contrast, the benchmark includes a roughly 5% allocation to these investments.

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	90.5 Years
1 (ultra-large)	2.37%	3.63%	12.09%	7.28%	9.26%
2	4.82%	1.56%	12.00%	8.27%	10.50%
3	3.60%	-1.78%	10.11%	8.09%	10.97%
4	2.36%	-7.53%	9.47%	8.18%	10.78%
5	2.22%	-9.77%	7.92%	8.63%	11.38%
6	3.48%	-8.86%	8.87%	7.41%	11.25%
7	5.86%	-7.63%	9.11%	7.79%	11.41%
8	4.18%	-11.46%	8.08%	7.46%	11.39%
9	6.02%	-11.64%	7.40%	6.40%	11.31%
10 (ultra-small)	5.45%	-13.49%	7.17%	5.52%	13.13%

[1]	Performance figures are as of the period ended June 30, 2016. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

22	Annual Report | June 30, 2016

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Detailed Explanation of Fiscal Year Performance

Our Fund outperformed its primary benchmark, the CRSP Cap-Based Portfolio 10 Index, for the fiscal year, primarily due to holdings that had appreciated out of CRSP’s 10th decile. The Fund held an average of approximately one-third of its assets in stocks with market caps above the CRSP 10 breakpoint during the 12-month period, and those larger shares significantly outperformed CRSP 10 names. The Fund’s “sidestepping” strategy was effective as well. It is important to note that the adviser has been consistently trimming stocks that have outgrown the CRSP 10 size threshold to increase exposure to the ultra-small 10th decile.

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Ryerson Holding Corp.	Metals & Mining	0.7%
2	Utah Medical Products, Inc.	Health Care Equipment & Supplies	0.7%
3	BioTelemetry, Inc.	Health Care Providers & Service	0.7%
4	Supreme Industries, Inc.	Machinery	0.6%
5	Olympic Steel, Inc.	Metals & Mining	0.6%
6	Dawson Geophysical Co.	Energy Equipment & Services	0.6%
7	York Water Co. (The)	Water Utilities	0.6%
8	Enzo Biochem, Inc.	Life Sciences Tools & Services	0.5%
9	Natural Gas Services Group, Inc.	Energy Equipment & Services	0.5%
10	Farmers Capital Bank Corp.	Commercial Banks	0.5%
	Total		6.0%

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of CRSP 10 Index	Difference
Consumer Discretionary	12.1%	10.8%	1.3%
Consumer Staples	2.8%	2.4%	0.4%
Energy	8.4%	11.6%	-3.2%
Financials	23.3%	22.1%	1.2%
Health Care	16.5%	18.6%	-2.1%
Industrials	11.9%	11.2%	0.7%
Information Technology	17.6%	17.0%	0.6%
Materials	4.2%	4.6%	-0.4%
Telecommunication Services	1.1%	0.3%	0.8%
Utilities	1.7%	1.4%	0.3%
Cash & Other Assets	0.4%	0.0%	0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

The Fund is subject to very high, above market risk (volatility) and is not an appropriate investment for short-term investors. Investments in ultra-small companies generally carry greater risk than is customarily associated with larger companies and even “small companies” for various reasons, such as narrower markets (fewer investors), limited financial resources and greater trading difficulty.

www.bridgeway.com	23

Ultra-Small Company Market Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Ultra-Small Company Market Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

24	Annual Report | June 30, 2016

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value
COMMON STOCKS - 99.61%
Aerospace & Defense - 1.70%
Air Industries Group+	83,000	$ 394,250
Arotech Corp.*+	234,163	657,998
CPI Aerostructures, Inc.*	58,079	357,186
Ducommun, Inc.*	63,000	1,246,140
Erickson, Inc.*+	110,945	67,676
Innovative Solutions & Support, Inc.*	132,354	373,238
LMI Aerospace, Inc.*+	104,558	840,646
SIFCO Industries, Inc.*	55,046	543,304
Sparton Corp.*	48,300	1,051,491
Sypris Solutions, Inc.*	25,000	21,250
Tel-Instrument Electronics Corp.*+	15,000	64,500

		5,617,679

Air Freight & Logistics - 0.22%
Radiant Logistics, Inc.*	247,200	741,600

Auto Components - 1.18%
China XD Plastics Co., Ltd.*+	56,000	180,320
Horizon Global Corp.*	50,000	567,500
Shiloh Industries, Inc.*+	137,168	999,955
SORL Auto Parts, Inc.*	109,900	195,622
Spartan Motors, Inc.	191,500	1,198,790
Strattec Security Corp.	19,100	778,707

		3,920,894

Beverages - 0.96%
Castle Brands, Inc.*	899,187	658,654
Craft Brew Alliance, Inc.*	92,200	1,062,144
Primo Water Corp.*	112,930	1,333,703
Reed’s, Inc.*	45,000	111,150

		3,165,651

Biotechnology - 7.69%
Actinium Pharmaceuticals, Inc.*	240,200	425,154
Akebia Therapeutics, Inc.*+	65,000	486,200
Aquinox Pharmaceuticals, Inc.*+	62,000	410,440
Aratana Therapeutics, Inc.*+	86,983	549,733
Argos Therapeutics, Inc.*+	116,424	713,679
Arqule, Inc.*	291,493	553,837
Asterias Biotherapeutics, Inc.*+	138,363	332,071
aTyr Pharma, Inc.*	47,697	132,598
AVEO Pharmaceuticals, Inc.*	433,087	416,240
Aviragen Therapeutics, Inc.*	168,470	235,858
BioSpecifics Technologies Corp.*	22,314	891,221

Industry Company	Shares	Value

Biotechnology (continued)
Calithera Biosciences, Inc.*+	157,850	$ 585,624
Cara Therapeutics, Inc.*+	131,646	633,217
CareDx, Inc.*+	90,750	392,040
Catabasis Pharmaceuticals, Inc.*+	27,700	102,490
Cerulean Pharma, Inc.*+	202,623	429,561
ChemoCentryx, Inc.*	58,496	262,647
Cidara Therapeutics, Inc.*	80,000	824,800
Codexis, Inc.*+	232,500	936,975
Conatus Pharmaceuticals, Inc.*	103,000	212,180
Concert Pharmaceuticals, Inc.*+	28,200	316,686
CorMedix, Inc.*+	232,701	463,075
Curis, Inc.*+	220,000	343,200
Dimension Therapeutics, Inc.*+	21,400	128,400
Eiger BioPharmaceuticals, Inc.*+	15,000	297,300
Fate Therapeutics, Inc.*	324,537	551,713
Flexion Therapeutics, Inc.*+	39,000	583,635
Genocea Biosciences, Inc.*+	89,000	364,900
GlycoMimetics, Inc.*+	109,764	797,984
Immunomedics, Inc.*+	288,900	670,248
Invivo Therapeutics Holdings Corp.*+	66,350	383,503
IsoRay, Inc.*+	265,300	230,811
Kura Oncology, Inc.*	63,000	170,730
Loxo Oncology, Inc.*+	30,000	695,400
Medgenics, Inc.*	135,000	749,250
MediciNova, Inc.*+	77,710	586,710
Minerva Neurosciences, Inc.*	151,097	1,542,700
NanoViricides, Inc.*+	225,000	360,000
Neos Therapeutics, Inc.*+	65,000	603,200
Nivalis Therapeutics, Inc.*+	60,000	276,000
Oncocyte Corp.*	100,000	356,000
Oragenics, Inc.*	189,200	96,492
OvaScience, Inc.*+	25,000	130,250
PharmAthene, Inc.*+	513,244	1,252,315
Pronai Therapeutics, Inc.*+	55,000	109,450
Protalix BioTherapeutics, Inc.*	271,672	173,870
Proteon Therapeutics, Inc.*+	36,835	295,785
Rigel Pharmaceuticals, Inc.*	150,000	334,500
Synthetic Biologics, Inc.*+	484,905	872,829
Tetraphase Pharmaceuticals, Inc.*+	150,000	645,000
Tokai Pharmaceuticals, Inc.*+	100,000	551,000

www.bridgeway.com	25

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Biotechnology (continued)
Vanda Pharmaceuticals, Inc.*	35,000	$ 391,650
Vitae Pharmaceuticals, Inc.*+	60,350	651,176

		25,502,327

Building Products - 0.15%
Alpha Pro Tech, Ltd.*	211,200	479,424

Capital Markets - 2.10%
Calamos Asset Management, Inc., Class A	98,500	720,035
Capitala Finance Corp.+	81,280	1,137,920
FBR & Co.+	53,575	799,875
Institutional Financial Markets, Inc.	30,000	24,504
JMP Group LLC+	96,851	525,901
KCAP Financial, Inc.+	93,900	368,088
Medallion Financial Corp.+	86,711	639,927
Monroe Capital Corp.+	61,403	910,606
OFS Capital Corp.+	26,446	339,831
Oppenheimer Holdings, Inc., Class A+	31,550	487,763
Pzena Investment Management, Inc., Class A	52,800	401,808
Silvercrest Asset Management Group LLC, Class A	50,002	612,024

		6,968,282

Chemicals - 1.12%
Arcadia Biosciences, Inc.*+	75,000	194,250
BioAmber, Inc.*+	76,700	228,566
Chase Corp.+	10,000	590,700
China Green Agriculture, Inc.*	197,000	262,010
Core Molding Technologies, Inc.*+	45,100	615,615
Flexible Solutions International, Inc.*	1,200	1,680
Gulf Resources, Inc.*	285,900	440,286
KMG Chemicals, Inc.	29,000	753,710
Marrone Bio Innovations, Inc.*+	181,200	148,584
Northern Technologies International Corp.*	13,950	154,008
OMNOVA Solutions, Inc.*	44,600	323,350

		3,712,759

Commercial Banks - 11.20%
1st Constitution Bancorp*+	18,733	225,171

Industry Company	Shares	Value

Commercial Banks (continued)
Access National Corp.	33,500	$ 653,585
American National Bankshares, Inc.	31,746	799,364
American River Bankshares*	56,000	568,400
AmeriServ Financial, Inc.	155,671	470,126
Anchor Bancorp, Inc.*+	22,000	519,860
Auburn National Bancorporation, Inc.+	2,974	84,729
Bank of Commerce Holdings	87,441	577,111
Bankwell Financial Group, Inc.+	8,000	176,480
Bar Harbor Bankshares	18,050	633,555
BCB Bancorp, Inc.	55,212	565,371
C&F Financial Corp.+	15,400	689,304
Carolina Bank Holdings, Inc.*+	27,000	471,960
Century Bancorp, Inc., Class A	23,272	985,104
Chemung Financial Corp.+	29,998	880,441
Citizens Holding Co.+	20,670	453,293
CNB Financial Corp.	52,100	927,380
Codorus Valley Bancorp, Inc.+	20,691	421,476
Colony Bankcorp, Inc.*	16,668	158,513
Community West Bancshares	38,357	281,157
Enterprise Bancorp, Inc.+	12,602	302,322
Evans Bancorp, Inc.	16,701	411,513
Farmers Capital Bank Corp.	57,149	1,563,025
First BanCorp Puerto Rico+	32,000	562,560
First Bancorp, Inc.	43,300	932,682
First Bancshares, Inc.+	40,194	694,150
First Business Financial Services, Inc.	42,308	992,969
First Northwest Bancorp*	15,000	191,100
First South Bancorp, Inc.+	56,980	532,193
First United Corp.*	9,200	90,528
Guaranty Bancorp	24,640	411,488
Heritage Commerce Corp.	49,300	519,129
Higher One Holdings, Inc.*	233,528	1,193,328
Landmark Bancorp, Inc.+	11,586	293,473
Macatawa Bank Corp.	71,500	530,530
MBT Financial Corp.+	119,185	953,480
Medley Management, Inc., Class A+	20,000	117,600
Merchants Bancshares, Inc.	28,700	874,776
MidSouth Bancorp, Inc.	93,600	939,744
MSB Financial Corp./MD*+	25,000	344,750
MutualFirst Financial, Inc.	38,911	1,064,216
Northeast Bancorp	35,000	393,750
Northrim BanCorp, Inc.	34,750	913,578

26	Annual Report | June 30, 2016

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
Ohio Valley Banc Corp.+	19,500	$ 426,270
Old Second Bancorp, Inc.	118,690	810,653
Pacific Mercantile Bancorp*+	103,319	733,565
Peapack Gladstone Financial Corp.	39,777	736,272
Penns Woods Bancorp, Inc.+	16,400	688,636
Peoples Bancorp of North Carolina, Inc.	34,901	684,409
Premier Financial Bancorp, Inc.+	43,837	738,653
QCR Holdings, Inc.	20,700	562,833
Republic First Bancorp, Inc.*+	23,000	99,130
Royal Bancshares of Pennsylvania, Inc., Class A*	78,195	176,721
Select Bancorp, Inc.*	10,076	81,414
Shore Bancshares, Inc.+	83,400	979,950
Sierra Bancorp	42,900	716,001
Southern First Bancshares, Inc.*+	32,215	776,382
Southern National Bancorp of Virginia, Inc.	70,892	861,338
Suffolk Bancorp	37,000	1,158,470
Sussex Bancorp+	23,000	307,280
Two River Bancorp+	15,565	169,036
Union Bankshares, Inc./Morrisville VT+	1,473	53,558
Unity Bancorp, Inc.+	15,000	190,650
Veritex Holdings, Inc.*+	20,000	320,400
West Bancorporation, Inc.+	27,100	503,789

		37,140,674

Commercial Services & Supplies - 0.98%
Acme United Corp.	3,000	54,900
AMREP Corp.*	17,000	82,620
Ascent Capital Group, Inc., Class A*	20,000	307,800
Cenveo, Inc.*	382,098	311,754
CompX International, Inc.	3,200	36,800
Ecology & Environment, Inc., Class A+	3,000	30,660
Fuel Tech, Inc.*	69,400	102,712
Intersections, Inc.*+	85,300	182,542
Patriot National, Inc.*+	105,000	858,900
Performant Financial Corp.*	310,000	502,200
TRC Cos., Inc.*	94,275	595,818
Versar, Inc.*	171,800	185,544

		3,252,250

Industry Company	Shares	Value

Communications Equipment - 1.72%
Bel Fuse, Inc., Class B	35,100	$ 624,078
Black Box Corp.	31,764	415,473
Communications Systems, Inc.+	54,700	381,259
EMCORE Corp.*	118,580	704,365
KVH Industries, Inc.*	60,410	465,157
Numerex Corp., Class A*+	50,008	374,560
PC-Tel, Inc.+	131,100	617,481
RELM Wireless Corp.+	245,900	1,251,631
Tessco Technologies, Inc.	44,500	618,105
Westell Technologies, Inc., Class A*	362,000	253,400

		5,705,509

Computers & Peripherals - 1.43%
AstroNova, Inc.+	32,800	499,216
Concurrent Computer Corp.+	81,300	424,386
Datalink Corp.*	123,700	927,750
Imation Corp.*	145,100	181,375
Intevac, Inc.*	107,933	613,059
Novatel Wireless, Inc.*+	225,000	342,000
Qumu Corp.*	85,200	378,288
TransAct Technologies, Inc.	80,688	647,118
USA Technologies, Inc.*+	171,400	731,878

		4,745,070

Construction & Engineering - 1.04%
Goldfield Corp. (The)*	63,480	208,214
Layne Christensen Co.*+	36,430	295,083
Northwest Pipe Co.*+	50,295	542,180
Orion Marine Group, Inc.*	168,200	893,142
Sterling Construction Co., Inc.*	207,736	1,019,984
Willdan Group, Inc.*	45,000	477,900

		3,436,503

Construction Materials - 0.09%
United States Lime & Minerals, Inc.+	5,300	312,647

Consumer Finance - 0.80%
Asta Funding, Inc.*+	122,300	1,292,711
Atlanticus Holdings Corp.*	60,812	176,963
Consumer Portfolio Services, Inc.*+	155,100	584,727
Regional Management Corp.*	40,000	586,400

		2,640,801

www.bridgeway.com	27

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value
Common Stocks (continued)
Containers & Packaging - 0.27%
AEP Industries, Inc.	10,900	$ 877,014

Distributors - 0.19%
AMCON Distributing Co.+	3,900	339,300
VOXX International Corp.*	104,500	291,555

		630,855

Diversified Consumer Services - 0.69%
Career Education Corp.*	94,850	564,358
Collectors Universe, Inc.	36,960	729,960
ITT Educational Services, Inc.*+	37,500	72,000
Lincoln Educational Services Corp.*	153,400	230,100
National American University Holdings, Inc.	350,988	694,956

		2,291,374

Diversified Financial Services - 1.65%
Ashford, Inc.*+	4,000	200,000
California First National Bancorp+	74,257	1,096,776
FXCM, Inc., Class A*+	26,000	224,900
GAIN Capital Holdings, Inc.	94,400	596,608
Impac Mortgage Holdings, Inc.*+	40,600	636,608
Marlin Business Services Corp.	64,500	1,051,350
Resource America, Inc., Class A+	130,700	1,270,404
Stonegate Mortgage Corp.*+	115,000	386,400

		5,463,046

Diversified Telecommunication Services - 1.38%
Alaska Communications Systems Group, Inc.*	243,000	413,100
Aviat Networks, Inc.*	29,186	227,067
Hawaiian Telcom Holdco, Inc.*	24,686	523,096
HC2 Holdings, Inc.*+	188,600	810,980
IDT Corp., Class B	50,567	717,546
Lumos Networks Corp.*	35,000	423,500
Ooma, Inc.*+	50,000	409,500
Straight Path Communications, Inc., Class B*+	37,470	1,036,795

		4,561,584

Electric Utilities - 0.21%
Spark Energy, Inc., Class A+	21,500	710,575

Industry Company	Shares	Value

Electrical Equipment - 0.64%
Allied Motion Technologies, Inc.+	35,650	$ 829,219
Espey Manufacturing & Electronics Corp.	10,700	278,307
Highpower International, Inc.*	50,000	94,500
Preformed Line Products Co.	8,489	342,871
Ultralife Corp.*	112,400	563,124

		2,108,021

Electronic Equipment, Instruments & Components - 3.95%
Agilysys, Inc.*	2,107	22,060
American Superconductor Corp.*+	37,025	312,491
Control4 Corp.*+	80,000	652,800
Electro Rent Corp.	44,200	681,122
Electro Scientific Industries, Inc.*	143,500	838,040
Frequency Electronics, Inc.*	41,000	381,300
ID Systems, Inc.*	83,000	399,230
IEC Electronics Corp.*	73,450	304,818
IntriCon Corp.*	21,500	114,810
Iteris, Inc.*	272,520	779,407
Kemet Corp.*	292,800	857,904
Key Tronic Corp.*	57,200	430,716
Maxwell Technologies, Inc.*+	91,500	483,120
MOCON, Inc.	12,800	181,248
NAPCO Security Technologies, Inc.*+	81,576	518,823
PAR Technology Corp.*	104,750	501,752
PCM, Inc.*	74,200	826,588
Perceptron, Inc.*	100,000	468,000
Radisys Corp.*+	329,300	1,475,264
RF Industries, Ltd.+	35,000	76,650
Richardson Electronics, Ltd.+	102,011	537,598
SMTC Corp.*	149,000	224,990
Vicon Industries, Inc.*	29,900	14,800
Vishay Precision Group, Inc.*+	71,900	964,898
Wayside Technology Group, Inc.	50,398	910,188
Wireless Telecom Group, Inc.*	93,100	124,754

		13,083,371

Energy - 0.11%
FuelCell Energy, Inc.*+	60,000	373,200

28	Annual Report | June 30, 2016

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value
Common Stocks (continued)
Energy Equipment & Services - 2.98%
Basic Energy Services, Inc.*+	160,400	$ 269,472
Dawson Geophysical Co.*	232,139	1,891,933
Enservco Corp.*	271,298	168,205
Era Group, Inc.*	36,750	345,450
Forbes Energy Services, Ltd.*	62,449	11,553
Geospace Technologies Corp.*+	46,663	763,873
Gulf Island Fabrication, Inc.	130,400	904,976
Gulfmark Offshore, Inc., Class A*+	115,800	362,454
Key Energy Services, Inc.*	557,200	129,215
Mitcham Industries, Inc.*	193,400	725,250
Natural Gas Services Group, Inc.*	68,600	1,570,940
Pioneer Energy Services Corp.*	280,000	1,288,000
SAExploration Holdings, Inc.*	97,015	11,884
Superior Drilling Products, Inc.*	166,187	355,640
Willbros Group, Inc.*	425,000	1,075,250

		9,874,095

Food Products - 1.14%
Griffin Industrial Realty, Inc.	13,300	407,645
Inventure Foods, Inc.*+	44,000	343,640
John B. Sanfilippo & Son, Inc.	12,000	511,560
Lifeway Foods, Inc.*	90,152	871,770
Rocky Mountain Chocolate Factory, Inc.+	10,000	101,500
Seneca Foods Corp., Class A*	25,000	905,250
TerraVia Holdings, Inc.*+	247,396	648,178

		3,789,543

Gas Utilities - 0.43%
Delta Natural Gas Co., Inc.+	40,000	1,077,600
Gas Natural, Inc.	48,800	341,112

		1,418,712

Health Care Equipment & Supplies - 3.03%
AdCare Health Systems, Inc.	153,900	283,176
Avinger, Inc.*+	15,000	178,950
CryoLife, Inc.	107,270	1,266,859
Cutera, Inc.*	60,200	674,842
Digirad Corp.	172,894	890,404
EndoChoice Holdings, Inc.*+	75,000	367,500

Industry Company	Shares	Value

Health Care Equipment & Supplies (continued)
ERBA Diagnostics, Inc.*	19,096	$ 15,277
Iridex Corp.*	25,000	369,750
Kewaunee Scientific Corp.+	14,000	264,320
Lantheus Holdings, Inc.*	84,802	311,223
LeMaitre Vascular, Inc.	50,000	713,500
Navidea Biopharmaceuticals, Inc.*+	548,580	291,022
Retractable Technologies, Inc.*	34,000	85,680
Roka Bioscience, Inc.*	207,500	118,690
Seaspine Holdings Corp.*+	22,200	232,656
Sientra, Inc.*+	109,200	718,536
Symmetry Surgical, Inc.*+	20,000	262,600
TransEnterix, Inc.*+	75,000	91,500
Utah Medical Products, Inc.	35,900	2,261,700
Veracyte, Inc.*+	129,200	649,876

		10,048,061

Health Care Providers & Services - 2.37%
Addus HomeCare Corp.*	28,600	498,498
Alliance HealthCare Services, Inc.*	20,000	124,800
Almost Family, Inc.*	2,400	102,264
BioScrip, Inc.*+	305,000	777,750
BioTelemetry, Inc.*	137,700	2,244,510
Everyday Health, Inc.*	160,000	1,260,800
Five Star Quality Care, Inc.*	200,300	468,702
InfuSystems Holdings, Inc.*	174,900	454,740
Juniper Pharmaceuticals, Inc.*+	59,200	414,992
RadNet, Inc.*+	89,800	479,532
Trupanion, Inc.*+	78,700	1,042,775

		7,869,363

Hotels, Restaurants & Leisure - 2.71%
Ark Restaurants Corp.	9,900	220,968
Bravo Brio Restaurant Group, Inc.*	58,500	479,115
Carrols Restaurant Group, Inc.*	43,100	512,890
Dover Downs Gaming & Entertainment, Inc.*	92,580	98,135
Dover Motorsports, Inc.	22,896	49,684
Famous Dave’s of America, Inc.*+	45,200	227,356
Gaming Partners International Corp.*	56,300	523,590
Golden Entertainment, Inc.+	42,300	494,487
Ignite Restaurant Group, Inc.*+	173,100	270,036
J Alexander’s Holdings, Inc.*	83,800	832,134

www.bridgeway.com	29

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Jamba, Inc.*+	65,662	$ 675,662
Kona Grill, Inc.*+	67,500	723,600
Luby’s, Inc.*+	135,600	680,712
Monarch Casino & Resort, Inc.*	34,485	757,635
Morgans Hotel Group Co.*	209,300	447,902
Nathan’s Famous, Inc.*+	12,000	534,000
Nevada Gold & Casinos, Inc.*+	120,000	231,600
Papa Murphy’s Holdings, Inc.*+	10,000	66,350
Peak Resorts, Inc.+	31,900	145,464
Red Lion Hotels Corp.*+	74,900	543,774
Town Sports International Holdings, Inc.*	173,571	472,113

		8,987,207

Household Durables - 1.43%
Bassett Furniture Industries, Inc.	12,234	292,882
CSS Industries, Inc.	15,700	420,917
Dixie Group, Inc. (The)*+	100,600	358,136
Emerson Radio Corp.*	198,100	113,908
Flexsteel Industries, Inc.	22,000	871,640
Hooker Furniture Corp.	32,227	692,558
Lifetime Brands, Inc.	45,000	656,550
P&F Industries, Inc., Class A	10,500	98,175
Skullcandy, Inc.*+	35,666	218,989
Stanley Furniture Co., Inc.*	129,383	316,988
Turtle Beach Corp.*+	286,500	277,905
ZAGG, Inc.*	80,000	420,000

		4,738,648

Household Products - 0.50%
Oil-Dri Corp. of America	27,500	949,575
Orchids Paper Products Co.	20,000	711,400

		1,660,975

Independent Power Producers & Energy Traders - 0.22%
Genie Energy, Ltd., Class B+	48,667	329,476
Synthesis Energy Systems, Inc.*	394,064	413,767

		743,243

Insurance - 1.50%
1347 Property Insurance Holdings, Inc.*+	38,400	245,376
American Independence Corp.*+	7,500	183,975
Atlantic American Corp.	21,056	79,171

Industry Company	Shares	Value

Insurance (continued)
eHealth, Inc.*	45,000	$ 630,900
Federated National Holding Co.	23,000	437,920
First Acceptance Corp.*	310,200	434,280
Hallmark Financial Services, Inc.*	80,400	931,836
Health Insurance Innovations, Inc., Class A*+	61,900	243,267
Independence Holding Co.	63,990	1,149,900
Investors Title Co.+	6,800	647,700

		4,984,325

Internet & Catalog Retail - 0.64%
CafePress, Inc.*	69,188	214,483
EVINE Live, Inc.*	331,286	546,622
Gaiam, Inc., Class A*	93,400	722,916
US Auto Parts Network, Inc.*	164,751	650,766

		2,134,787

Internet Software & Services - 4.32%
Amber Road, Inc.*+	92,800	715,488
Brightcove, Inc.*	39,387	346,606
BroadVision, Inc.*+	72,749	482,326
Carbonite, Inc.*	58,060	564,924
Connecture, Inc.*	75,000	169,500
Demand Media, Inc.*+	212,500	1,098,625
Five9, Inc.*	54,700	650,930
Inuvo, Inc.*	219,000	306,600
Limelight Networks, Inc.*	276,537	412,040
Liquidity Services, Inc.*	104,000	815,360
Marchex, Inc., Class B*	195,500	621,690
Marin Software, Inc.*	96,600	227,010
MaxPoint Interactive, Inc.*	30,000	324,000
QuinStreet, Inc.*	196,547	697,742
RealNetworks, Inc.*	105,700	455,567
Reis, Inc.	17,100	425,790
Rightside Group Ltd*+	87,056	926,276
Rocket Fuel, Inc.*+	172,912	383,865
Spark Networks, Inc.*+	124,500	196,710
Support.com, Inc.*	339,545	285,557
Synacor, Inc.*+	100,000	308,000
TheStreet, Inc.	242,700	274,251
Travelzoo, Inc.*+	70,000	561,400
Tremor Video, Inc.*	460,200	846,768
Tucows, Inc., Class A*+	22,500	548,100
United Online, Inc.*	42,059	462,649
YuMe, Inc.*+	121,726	447,952
Zedge, Inc., Class B*+	16,855	77,364

30	Annual Report | June 30, 2016

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Internet Software & Services (continued)
Zix Corp.*	187,582	$ 703,432

		14,336,522

IT Services - 1.90%
CIBER, Inc.*	202,100	303,150
Computer Task Group, Inc.+	56,962	283,101
CSP, Inc.	38,700	314,244
Edgewater Technology, Inc.*+	91,212	788,072
Information Services Group, Inc.*+	196,600	737,250
Innodata, Inc.*	294,955	722,640
Lionbridge Technologies, Inc.*	143,995	568,780
Mattersight Corp.*+	77,877	301,384
ModusLink Global Solutions, Inc.*+	190,000	233,700
NCI, Inc., Class A	38,430	539,942
Newtek Business Services Corp.+	18,200	231,504
PRGX Global, Inc.*+	178,800	933,336
StarTek, Inc.*+	65,000	284,050
WidePoint Corp.*	70,447	41,564

		6,282,717

Leisure Equipment & Products - 0.67%
Escalade, Inc.+	39,780	407,347
JAKKS Pacific, Inc.*+	106,000	838,460
Johnson Outdoors, Inc., Class A	37,400	961,180

		2,206,987

Life Sciences Tools & Services - 1.00%
Enzo Biochem, Inc.*	268,800	1,604,736
Harvard Bioscience, Inc.*	217,017	620,669
NanoString Technologies, Inc.*+	12,000	151,200
pSivida Corp.*	168,000	475,440
Sequenom, Inc.*+	510,550	466,490

		3,318,535

Machinery - 3.75%
Accuride Corp.*	197,200	244,528
Ampco-Pittsburgh Corp.+	57,999	655,969
Chicago Rivet & Machine Co.	10,000	272,200
Commercial Vehicle Group, Inc.*	131,000	681,200
Dynamic Materials Corp.+	68,900	740,675
Eastern Co. (The)	33,600	557,088
Gencor Industries, Inc.*	73,500	1,140,720
Graham Corp.	45,900	845,478

Industry Company	Shares	Value

Machinery (continued)
Hardinge, Inc.	53,300	$ 536,198
Hurco Companies, Inc.	46,334	1,289,475
Intelligent Systems Corp.+	35,362	131,547
Key Technology, Inc.*	23,900	220,119
L.B. Foster Co., Class A+	29,000	315,810
L.S. Starrett Co. (The), Class A	38,136	454,200
MFRI, Inc.*	71,100	530,406
Miller Industries, Inc.	29,800	613,582
Supreme Industries, Inc., Class A	149,793	2,052,164
Twin Disc, Inc.+	86,730	931,480
Xerium Technologies, Inc.*+	33,550	214,049

		12,426,888

Media - 1.67%
A.H. Belo Corp., Class A	81,300	406,500
Ballantyne Strong, Inc.*	117,020	612,015
Beasley Broadcast Group, Inc., Class A	28,125	118,406
Emmis Communications Corp., Class A*	236,500	172,054
Harte-Hanks, Inc.	175,000	278,250
Lee Enterprises, Inc.*+	330,000	630,300
McClatchy Co. (The), Class A*+	14,435	211,040
ReachLocal, Inc.*	86,860	395,213
Saga Communications, Inc., Class A+	16,866	666,882
Salem Media Group, Inc.+	145,100	1,047,622
Sizmek, Inc.*	110,210	252,381
Spanish Broadcasting System, Inc., Class A*+	13,629	48,519
Townsquare Media, Inc., Class A*+	89,852	708,932

		5,548,114

Metals & Mining - 2.31%
A.M. Castle & Co.*+	181,400	297,496
A-Mark Precious Metals, Inc.	30,100	487,018
Energy Fuels, Inc.*+	131,274	297,992
Friedman Industries, Inc.	68,300	398,189
Gold Resource Corp.	129,100	463,469
Olympic Steel, Inc.	69,300	1,892,583
Ryerson Holding Corp.*+	134,000	2,345,000
Synalloy Corp.+	77,400	592,884
Universal Stainless & Alloy Products, Inc.*+	80,786	880,567

		7,655,198

Multiline Retail - 0.26%
Bon-Ton Stores, Inc. (The)	150,439	212,119

www.bridgeway.com	31

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Multiline Retail (continued)
Flex Pharma, Inc.*+	31,000	$ 316,510
Gordmans Stores, Inc.*+	255,100	329,079

		857,708

Oil, Gas & Consumable Fuels - 5.22%
Adams Resources & Energy, Inc.	22,300	858,550
Aemetis, Inc.*+	204,139	465,437
Amyris, Inc.*	277,748	125,125
Approach Resources, Inc.*+	426,400	895,440
Aspen Aerogels, Inc.*+	221,130	1,099,016
Bill Barrett Corp.*+	52,100	332,919
Bonanza Creek Energy, Inc.*+	115,000	231,150
Callon Petroleum Co.*	132,800	1,491,344
Clayton Williams Energy, Inc.*+	11,500	315,790
Cloud Peak Energy, Inc.*+	160,000	329,600
Comstock Resources, Inc.*+	359,000	301,668
Contango Oil & Gas Co.*	75,000	918,000
Earthstone Energy, Inc.*+	39,250	423,115
Evolution Petroleum Corp.	232,123	1,269,713
FieldPoint Petroleum Corp.*	30,000	18,600
Gastar Exploration, Inc.*	345,200	379,720
Harvest Natural Resources, Inc.*	224,500	187,458
Independence Contract Drilling, Inc.*+	148,000	803,640
ION Geophysical Corp.*+	96,484	601,095
Jones Energy, Inc., Class A*+	147,742	608,697
Panhandle Oil & Gas, Inc., Class A	23,594	393,312
PetroQuest Energy, Inc.*	153,254	510,336
Resolute Energy Corp.*	91,860	272,824
REX American Resources Corp.*	20,249	1,211,498
Rex Energy Corp.*+	465,300	307,331
Ring Energy, Inc.*+	83,711	738,331
Triangle Petroleum Corp.*	271,000	77,804
Uranium Energy Corp.*+	145,000	127,281
VAALCO Energy, Inc.*	307,000	325,420
W&T Offshore, Inc.*+	325,000	754,000
Westmoreland Coal Co.*	75,000	714,000
Yuma Energy, Inc.*	144,800	42,238
Zion Oil & Gas, Inc.*	132,285	183,876

		17,314,328

Paper & Forest Products - 0.05%
Orient Paper, Inc.*	163,811	170,363

Industry Company	Shares	Value

Personal Products - 0.47%
CCA Industries, Inc.*	15,752	$ 51,352
Mannatech, Inc.*	13,600	275,264
Natural Alternatives International, Inc.*	19,910	219,806
Nutraceutical International Corp.*	37,000	856,550
United-Guardian, Inc.	10,000	160,700

		1,563,672

Pharmaceuticals - 2.96%
AcelRx Pharmaceuticals, Inc.*+	243,650	655,419
Achaogen, Inc.*+	125,400	475,266
Agile Therapeutics, Inc.*+	104,634	796,265
Alimera Sciences, Inc.*	184,444	226,866
Ampio Pharmaceuticals, Inc.*+	273,400	352,686
Anthera Pharmaceuticals, Inc.*+	145,750	450,368
Aralez Pharmaceuticals, Inc.*+	38,200	126,060
Corium International, Inc.*	140,000	485,800
Cumberland Pharmaceuticals, Inc.*	202,500	911,250
Durect Corp.*	433,600	528,992
Egalet Corp.*+	166,950	828,072
Endocyte, Inc.*+	174,000	558,540
Inotek Pharmaceuticals Corp.*+	20,713	154,105
Marinus Pharmaceuticals, Inc.*+	75,500	95,885
Ocera Therapeutics, Inc.*	169,800	322,620
Pain Therapeutics, Inc.*	368,253	806,474
Tonix Pharmaceuticals Holding Corp.*+	94,401	187,858
Tracon Pharmaceuticals, Inc.*+	37,135	162,651
VIVUS, Inc.*	512,800	574,336
vTv Therapeutics, Inc. Class A*	60,000	348,000
Zafgen, Inc.*+	130,000	778,700

		9,826,213

Professional Services - 2.03%
CDI Corp.	104,600	638,060
CRA International, Inc.*	54,500	1,374,490
Franklin Covey Co.*	33,334	511,010
Hill International, Inc.*	286,551	1,166,263
Hudson Global, Inc.	264,760	521,577
Mastech Holdings, Inc.*	6,250	41,563
RCM Technologies, Inc.+	111,510	580,967

32	Annual Report | June 30, 2016

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Professional Services (continued)
Volt Information Sciences, Inc.*	90,676	$ 535,895
VSE Corp.	20,200	1,349,360

		6,719,185

Real Estate Management & Development - 0.77%
AV Homes, Inc.*+	52,800	645,216
Consolidated-Tomoka Land Co.+	21,249	1,008,690
Maui Land & Pineapple Co., Inc.*	30,000	216,600
Stratus Properties, Inc.*+	37,150	695,820

		2,566,326

Road & Rail - 0.55%
Covenant Transportation Group, Inc., Class A*	30,700	554,749
PAM Transportation Services, Inc.*	23,400	371,826
Providence & Worcester Railroad Co.	5,000	81,500
USA Truck, Inc.*	46,800	819,468

		1,827,543

Semiconductors & Semiconductor Equipment - 2.01%
Amtech Systems, Inc.*	57,500	343,275
AXT, Inc.*	201,006	641,209
CyberOptics Corp.*	99,300	1,487,514
DSP Group, Inc.*	81,300	862,593
GigPeak, Inc.*	221,900	434,924
GSI Technology, Inc.*	161,417	673,109
Intermolecular, Inc.*	347,600	514,448
inTEST Corp.*+	49,500	188,595
Magnachip Semiconductor Corp.*+	132,000	747,120
Pixelworks, Inc.*	58,900	108,376
Ultra Clean Holdings, Inc.*	118,377	673,565

		6,674,728

Software - 1.63%
American Software, Inc., Class A	35,700	374,136
BSQUARE Corp.*+	79,500	443,610
Covisint Corp.*+	90,600	197,508
Exa Corp.*+	74,150	1,071,468
FalconStor Software, Inc.*	397,500	417,375
GlobalSCAPE, Inc.	81,700	301,473
GSE Systems, Inc.*	195,125	435,129
Guidance Software, Inc.*+	134,481	832,437
QAD, Inc., Class B+	8,250	142,725

Industry Company	Shares	Value

Software (continued)
Rosetta Stone, Inc.*	103,160	$ 799,490
Seachange International, Inc.*	39,000	124,410
Upland Software, Inc.*+	34,000	259,080

		5,398,841

Specialty Retail - 1.53%
Big 5 Sporting Goods Corp.	14,200	131,634
Build-A-Bear Workshop, Inc.*	29,500	395,890
Christopher & Banks Corp.*	132,200	289,518
Destination Maternity Corp.+	121,000	711,480
Destination XL Group, Inc.*	149,100	681,387
hhgregg, Inc.*+	100,000	177,000
New York & Co., Inc.*	283,300	422,117
Tandy Leather Factory, Inc.*+	62,000	440,820
Tilly’s, Inc., Class A*+	142,175	823,193
Trans World Entertainment Corp.*+	98,403	369,011
West Marine, Inc.*	73,132	613,577

		5,055,627
Textiles, Apparel & Luxury Goods - 1.15%
Charles & Colvard, Ltd.*	50,521	51,531
Cherokee, Inc.*+	16,100	178,871
Culp, Inc.	26,016	718,822
Delta Apparel, Inc.*+	32,988	743,879
Lakeland Industries, Inc.*+	67,557	585,719
Perry Ellis International, Inc.*	35,000	704,200
Rocky Brands, Inc.	72,200	824,524

		3,807,546
Thrifts & Mortgage Finance - 5.07%
ASB Bancorp, Inc.*+	21,000	515,130
Atlantic Coast Financial Corp.*+	28,050	167,739
Bank Mutual Corp.	99,000	760,320
Chicopee Bancorp, Inc.	26,500	483,890
Citizens Community Bancorp, Inc.	35,600	368,816
Eagle Bancorp Montana, Inc.	6,289	79,933
ESSA Bancorp, Inc.+	59,000	790,600
First Defiance Financial Corp.	26,900	1,045,065
First Financial Northwest, Inc.+	61,600	818,048
Fox Chase Bancorp, Inc.	3,433	69,827

www.bridgeway.com	33

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Guaranty Federal Bancshares, Inc.+	20,856	$333,070
Hingham Institution for Savings+	2,500	307,300
HMN Financial, Inc.*+	25,000	339,500
Home Bancorp, Inc.+	42,300	1,161,981
HopFed Bancorp, Inc.+	32,988	382,331
Lake Shore Bancorp, Inc.+	22,150	288,615
Lake Sunapee Bank Group+	20,250	346,478
Malvern Bancorp, Inc.*	37,800	589,680
Ocean Shore Holding Co.	51,837	879,156
Provident Financial Holdings, Inc.+	63,617	1,164,191
Riverview Bancorp, Inc.+	138,006	652,768
Security National Financial Corp., Class A*+	40,517	198,128
SI Financial Group, Inc.+	83,176	1,101,250
Southern Missouri Bancorp, Inc.+	45,800	1,077,674
Territorial Bancorp, Inc.	22,300	590,281
Timberland Bancorp, Inc.	49,022	735,330
United Community Bancorp+	26,200	368,634
United Community Financial Corp.	62,800	381,824
Wayne Savings Bancshares, Inc.	7,800	99,216
Westfield Financial, Inc.+	94,100	724,570

		16,821,345

Trading Companies & Distributors - 0.95%
AeroCentury Corp.*+	10,900	99,408
CAI International, Inc.*	43,000	322,500
EnviroStar, Inc.+	35,000	128,800
General Finance Corp.*+	170,900	726,325
Houston Wire & Cable Co.	59,300	311,325
Lawson Products, Inc.*	32,400	643,464
Transcat, Inc.*	5,000	50,250
Willis Lease Finance Corp.*+	39,000	866,970

		3,149,042

Water Utilities - 0.92%
Artesian Resources Corp., Class A	21,500	729,280
Cadiz, Inc.*+	71,700	420,879
York Water Co., (The)+	58,750	1,882,350

		3,032,509

TOTAL COMMON STOCKS - 99.61%		330,250,006

(Cost $291,035,159)

Industry Company		Shares	Value

EXCHANGE TRADED FUND - 0.35%
iShares Micro-Cap ETF+		16,525	$1,168,648

TOTAL EXCHANGE TRADED FUND - 0.35%			1,168,648

(Cost $442,002)

WARRANTS - 0.00%
Asterias Biotherapeutics, Inc.*+		27,672	5,540
Biotime, Inc., expire 10/01/18*+		16,058	7,547

TOTAL WARRANTS - 0.00%			13,087

(Cost $36,343)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.00%
Dreyfus Cash Management Fund	0.30%	277	277

TOTAL MONEY MARKET FUND - 0.00%			277

(Cost $277)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 16.68%
Dreyfus Cash Management Fund**	0.30%	55,281,243	55,281,243

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 16.68%			55,281,243

(Cost $55,281,243)

TOTAL INVESTMENTS - 116.64%			$386,713,261
(Cost $346,795,024)
Liabilities in Excess of Other Assets - (16.64%)			(55,177,871)

NET ASSETS - 100.00%			$331,535,390

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^	Rate disclosed as of June 30, 2016.
+	This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $52,923,212 as of June 30, 2016.

LLC - Limited Liability Company

34	Annual Report | June 30, 2016

Ultra-Small Company Market Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$330,250,006	$—	$—	$330,250,006
Exchange Traded Fund	1,168,648	—	—	1,168,648
Warrants	13,087	—	—	13,087
Money Market Fund	—	277	—	277
Investments Purchased with Cash Proceeds from Securities Lending	—	55,281,243	—	55,281,243

TOTAL	$331,431,741	$55,281,520	$—	$386,713,261

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investment in Securities (Value)
	Common Stocks	Total
Balance as of 06/30/2015	$2,740	$2,740
Purchases	—	—
Sales	(27)	(27)
Realized Gain/(Loss)	(118,341)	(118,341)
Change in Unrealized Appreciation/ (Depreciation)	115,628	115,628
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2016	$—	$—

See Notes to Financial Statements.

www.bridgeway.com	35

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Small-Cap Momentum Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 5.60%, outperforming our primary market benchmark, the Russell 2000 Index (3.79%). It was a good quarter.

For the fiscal year, our Fund returned -3.48%, outperforming the Russell 2000 Index (-6.73%).

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

				Annualized
	Quarter	1 Year	5 Year	Since Inception (5/28/10)
Small-Cap Momentum Fund	5.60%	-3.48%	7.77%	10.77%
Russell 2000 Index	3.79%	-6.73%	8.35%	11.04%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Index is an unmanaged, market value weighted index that measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Small-Cap Momentum Fund ranked 262nd of 821 small-cap core funds for the 12 months ended June 30, 2016, 339th of 607 over the last five years, and 277th of 566 such funds since inception in May 2010. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

36	Annual Report | June 30, 2016

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Momentum Fund vs. Russell 2000 Index

from Inception 5/28/10 to 6/30/16

Detailed Explanation of Quarterly Performance

The price momentum factor had a strong quarter, boosting the Fund’s return relative to its benchmark. The Fund’s risk-adjustment feature, which steers it away from some of the higher-volatility stocks in the momentum factor, also helped relative performance.

Detailed Explanation of Fiscal Year Performance

Momentum holdings outperformed the Russell 2000 Index for the fiscal year, and the risk-adjustment overlay feature performed according to design, boosting relative returns.

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	First Industrial Realty Trust, Inc.	Real Estate Investment Trusts	0.8%
2	Blackbaud, Inc.	Software	0.8%
3	Snyders-Lance, Inc.	Food Products	0.8%
4	Piedmont Office Realty Trust, Inc.	Real Estate Investment Trusts	0.8%
5	Integra LifeSciences Holdings Corp.	Health Care Equipment & Supplies	0.8%
6	PS Business Parks, Inc.	Real Estate Investment Trusts	0.8%
7	National Beverage Corp.	Beverages	0.8%
8	Chimera Investment Corp.	Real Estate Investment Trusts	0.8%
9	B&G Foods, Inc.	Food Products	0.8%
10	Healthcare Services Group, Inc.	Commercial Services & Supplies	0.7%

	Total		7.9%

www.bridgeway.com	37

Small-Cap Momentum Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of Russell 2000 Index	Difference
Consumer Discretionary	9.4%	13.4%	-4.0%
Consumer Staples	6.1%	3.1%	3.0%
Energy	1.1%	3.1%	-2.0%
Financials	36.7%	25.8%	10.9%
Health Care	10.5%	13.6%	-3.1%
Industrials	13.6%	13.9%	-0.3%
Information Technology	12.2%	17.3%	-5.1%
Materials	5.5%	4.6%	0.9%
Telecommunication Services	1.9%	0.9%	1.0%
Utilities	2.8%	4.3%	-1.5%
Cash & Other Assets	0.2%	0.0%	0.2%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Small-Cap Momentum Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

38	Annual Report | June 30, 2016

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 99.81%
Aerospace & Defense - 0.35%
Aerovironment, Inc.*	250	$ 6,950
National Presto Industries, Inc.+	80	7,548

		14,498

Air Freight & Logistics - 0.22%
Air Transport Services Group, Inc.*	700	9,072

Airlines - 0.88%
Hawaiian Holdings, Inc.*	550	20,878
SkyWest, Inc.	600	15,876

		36,754

Auto Components - 1.68%
Cooper-Standard Holding, Inc.*	200	15,798
Dorman Products, Inc.*+	350	20,020
Stoneridge, Inc.*	300	4,482
Superior Industries International, Inc.	250	6,695
Visteon Corp.	350	23,034

		70,029

Automobiles - 0.16%
Winnebago Industries, Inc.+	300	6,876

Beverages - 1.44%
Cott Corp.	1,300	18,148
MGP Ingredients, Inc.	200	7,646
National Beverage Corp.*	500	31,405
Primo Water Corp.*	250	2,952

		60,151

Biotechnology - 1.52%
Emergent BioSolutions, Inc.*	400	11,248
Fortress Biotech, Inc.*	500	1,345
Lexicon Pharmaceuticals, Inc.*+	1,100	15,785
Ligand Pharmaceuticals, Inc.*+	230	27,432
Loxo Oncology, Inc.*+	250	5,795
PharmAthene, Inc.*+	700	1,708

		63,313

Building Products - 2.22%
AAON, Inc.	550	15,131
American Woodmark Corp.*	200	13,276
Gibraltar Industries, Inc.*	350	11,050
Insteel Industries, Inc.	200	5,718
Masonite International Corp.*	300	19,842

Industry Company	Shares	Value

Building Products (continued)
U.S. Concrete, Inc.*+	150	$ 9,136
Universal Forest Products, Inc.	200	18,538

		92,691

Capital Markets - 0.94%
Diamond Hill Investment Group, Inc.	35	6,595
Evercore Partners, Inc., Class A	400	17,676
GAMCO Investors, Inc., Class A	100	3,277
Golub Capital BDC, Inc.+	550	9,938
Hennessy Advisors, Inc.	50	1,674

		39,160

Chemicals - 1.64%
American Vanguard Corp.+	300	4,533
Cabot Corp.	650	29,679
Chase Corp.	100	5,907
Quaker Chemical Corp.	150	13,380
Stepan Co.	250	14,882

		68,381

Commercial Banks - 18.48%
1st Source Corp.	250	8,098
American National Bankshares, Inc.	100	2,518
Ameris Bancorp	350	10,395
BancFirst Corp.	150	9,048
BBCN Bancorp, Inc.	900	13,428
Blue Hills Bancorp, Inc.	300	4,428
BNC Bancorp	450	10,220
Bridge Bancorp, Inc.	200	5,680
Camden National Corp.	100	4,200
Cardinal Financial Corp.	350	7,679
Carolina Financial Corp.	150	2,802
Cascade Bancorp*	750	4,155
Cathay General Bancorp	850	23,970
CenterState Banks, Inc.	500	7,875
Central Valley Community Bancorp+	100	1,400
Century Bancorp, Inc., Class A	50	2,116
Chemical Financial Corp.+	400	14,916
City Holding Co.	150	6,820
CoBiz Financial, Inc.	450	5,265
Community Bank System, Inc.	450	18,490
Community Trust Bancorp, Inc.	200	6,932

www.bridgeway.com	39

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
CU Bancorp*	200	$ 4,546
CVB Financial Corp.+	1,200	19,668
Eagle Bancorp, Inc.*	350	16,838
Enterprise Bancorp, Inc.+	100	2,399
Enterprise Financial Services Corp.	200	5,578
Farmers National Banc Corp.+	300	2,640
FCB Financial Holdings, Inc., Class A*	400	13,600
Financial Institutions, Inc.	150	3,910
First BanCorp Puerto Rico	200	3,516
First Bancorp, Inc.	100	2,154
First Busey Corp.	468	10,011
First Business Financial Services, Inc.	100	2,347
First Community Bancshares, Inc.	200	4,488
First Connecticut Bancorp, Inc.+	150	2,484
First Financial Bancorp	650	12,642
First Financial Bankshares, Inc.+	700	22,953
First Foundation, Inc.*+	200	4,300
First Merchants Corp.	450	11,218
First Mid-Illinois Bancshares, Inc.+	100	2,500
First Midwest Bancorp, Inc.	900	15,804
First of Long Island Corp. (The)	150	4,300
Franklin Financial Network, Inc.*	100	3,136
Fulton Financial Corp.	1,850	24,975
German American Bancorp, Inc.	150	4,796
Great Western Bancorp, Inc.	600	18,924
Hanmi Financial Corp.	350	8,222
Heritage Commerce Corp.	350	3,686
Heritage Financial Corp.	350	6,153
HomeTrust Bancshares, Inc.*	200	3,700
Independent Bank Corp., MI	250	3,628
International Bancshares Corp.	700	18,263
Kearny Financial Corp.	1,050	13,209
Lakeland Financial Corp.	200	9,402
Macatawa Bank Corp.	350	2,597
MainSource Financial Group, Inc.	250	5,512
MB Financial, Inc.	800	29,024
MBT Financial Corp.+	250	2,000

Industry Company	Shares	Value

Commercial Banks (continued)
Mercantile Bank Corp.	150	$ 3,579
Merchants Bancshares, Inc.	50	1,524
Middleburg Financial Corp.	100	2,720
MutualFirst Financial, Inc.	100	2,735
National Bankshares, Inc.+	50	1,746
NBT Bancorp, Inc.	450	12,884
Northrim BanCorp, Inc.	50	1,314
Old Line Bancshares, Inc.+	100	1,800
Old Second Bancorp, Inc.	300	2,049
Opus Bank+	350	11,830
Pacific Continental Corp.	200	3,142
Pacific Premier Bancorp, Inc.*	250	6,000
Park National Corp.+	150	13,767
Preferred Bank	150	4,331
Premier Financial Bancorp, Inc.+	100	1,685
QCR Holdings, Inc.	150	4,078
Renasant Corp.	450	14,548
Republic Bancorp, Inc., Class A	200	5,526
Republic First Bancorp, Inc.*+	450	1,940
Sandy Spring Bancorp, Inc.	250	7,265
ServisFirst Bancshares, Inc.+	300	14,817
Shore Bancshares, Inc.+	150	1,762
Simmons First National Corp., Class A	300	13,856
Southern First Bancshares, Inc.*+	50	1,205
Southside Bancshares, Inc.	250	7,730
Stock Yards Bancorp, Inc.	175	4,940
Tompkins Financial Corp.	150	9,750
TowneBank+	300	6,495
TriCo Bancshares	250	6,900
TriState Capital Holdings, Inc.*	300	4,119
Triumph Bancorp, Inc.*	200	3,200
UMB Financial Corp.	500	26,605
Union Bankshares Corp.	450	11,120
United Bankshares, Inc.	750	28,132
Veritex Holdings, Inc.*+	100	1,602
WashingtonFirst Bankshares, Inc.+	150	3,242
Westamerica Bancorporation+	250	12,315
Yadkin Financial Corp.	550	13,800

		771,611

40	Annual Report | June 30, 2016

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies - 3.18%
ACCO Brands Corp.*	1,150	$ 11,880
Casella Waste Systems, Inc., Class A*	400	3,140
Ennis, Inc.	300	5,754
Healthcare Services Group, Inc.	750	31,035
Herman Miller, Inc.	650	19,428
INC Research Holdings, Inc., Class A*	600	22,878
InnerWorkings, Inc.*	550	4,548
MSA Safety, Inc.	400	21,012
Sykes Enterprises, Inc.*	450	13,032

		132,707

Communications Equipment - 0.54%
NETGEAR, Inc.*	350	16,639
Oclaro, Inc.*+	1,250	6,100

		22,739

Construction & Engineering - 2.07%
Aegion Corp.*	350	6,829
Argan, Inc.	150	6,258
Comfort Systems USA, Inc.	400	13,028
Granite Construction, Inc.	400	18,220
Installed Building Products, Inc.*	350	12,702
MasTec, Inc.*	850	18,972
Primoris Services Corp.+	550	10,412

		86,421

Consumer Finance - 0.27%
Green Dot Corp., Class A*	500	11,495

Containers & Packaging - 0.05%
UFP Technologies, Inc.*	100	2,254

Distributors - 0.56%
Core-Mark Holding Co., Inc.	500	23,430

Diversified Consumer Services - 0.18%
Cambium Learning Group, Inc.*	500	2,255
Capella Education Co.+	100	5,264

		7,519

Diversified Financial Services - 0.59%
Sterling Bancorp	1,450	22,765
Summit Financial Group, Inc.	100	1,750

		24,515

Industry Company	Shares	Value

Diversified Telecommunication Services - 1.03%
Cogent Communications Holdings, Inc.	500	$20,030
Consolidated Communications Holdings, Inc.+	550	14,982
ORBCOMM, Inc.*	800	7,960

		42,972

Electric Utilities - 1.02%
El Paso Electric Co.	450	21,272
MGE Energy, Inc.	350	19,780
Spark Energy, Inc., Class A	50	1,652

		42,704

Electrical Equipment - 0.44%
AZZ, Inc.	250	14,995
LSI Industries, Inc.	300	3,321

		18,316

Electronic Equipment, Instruments & Components - 2.29%
Agilysys, Inc.*	250	2,618
Badger Meter, Inc.	150	10,955
Coherent, Inc.*	250	22,945
Electro Scientific Industries, Inc.*	350	2,044
Energous Corp.*+	200	2,590
Fabrinet*	400	14,848
Littelfuse, Inc.	250	29,548
Mercury Systems, Inc.*	400	9,944

		95,492

Energy Equipment & Services - 0.12%
Matrix Service Co.*	300	4,947

Food & Staples Retailing - 0.97%
PriceSmart, Inc.	300	28,071
Smart & Final Stores, Inc.*	850	12,656

		40,727

Food Products - 2.17%
B&G Foods, Inc.	650	31,330
Farmer Bros. Co.*	200	6,412
Seneca Foods Corp., Class A*	100	3,621
Snyders-Lance, Inc.	1,000	33,890
Tootsie Roll Industries, Inc.+	400	15,412

		90,665

Gas Utilities - 0.06%
Delta Natural Gas Co., Inc.+	100	2,694

www.bridgeway.com	41

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Equipment & Supplies - 4.38%
Anika Therapeutics, Inc.*	150	$ 8,048
Atrion Corp.	20	8,557
AxoGen, Inc.*	350	2,408
Bio-Path Holdings, Inc.*	950	1,891
Cantel Medical Corp.	450	30,928
Cerus Corp.*	1,100	6,864
CryoLife, Inc.	350	4,134
Cynosure, Inc., Class A*	250	12,161
Insulet Corp.*+	600	18,144
Integra LifeSciences Holdings Corp.*+	400	31,912
LeMaitre Vascular, Inc.	200	2,854
Masimo Corp.*	500	26,258
Meridian Bioscience, Inc.	450	8,775
Orthofix International Nv*	200	8,480
Utah Medical Products, Inc.	50	3,150
Vascular Solutions, Inc.*	200	8,332

		182,896

Health Care Providers & Services - 1.78%
Amedisys, Inc.*	350	17,668
AMN Healthcare Services, Inc.*	500	19,985
LHC Group, Inc.*	200	8,656
MediWound, Ltd.*	250	1,960
Owens & Minor, Inc.	650	24,297
USMD Holdings, Inc.*+	100	1,874

		74,440

Hotels, Restaurants & Leisure - 2.05%
Boyd Gaming Corp.*	1,250	23,000
Carrols Restaurant Group, Inc.*	350	4,165
Chuy’s Holdings, Inc.*	200	6,922
Dave & Buster’s Entertainment, Inc.*	450	21,056
Eldorado Resorts, Inc.*	550	8,357
Golden Entertainment, Inc.+	250	2,922
Ruth’s Hospitality Group, Inc.	350	5,582
Sonic Corp.+	500	13,525

		85,529

Household Durables - 1.28%
Ethan Allen Interiors, Inc.+	300	9,912
iRobot Corp.*	300	10,524
KB Home+	900	13,689
LGI Homes, Inc.*+	200	6,388
Lifetime Brands, Inc.	150	2,188
Universal Electronics, Inc.*	150	10,842

		53,543

Industry Company	Shares	Value

Household Products - 2.21%
Central Garden & Pet Co., Class A*	500	$ 10,855
Helen Of Troy, Ltd.*	300	30,852
HRG Group, Inc.*	2,150	29,520
Orchids Paper Products Co.	100	3,557
WD-40 Co.	150	17,618

		92,402

Independent Power Producers & Energy Traders - 0.52%
Ormat Technologies, Inc.	500	21,880

Insurance - 4.09%
AMERISAFE, Inc.	200	12,244
Argo Group International Holdings Ltd.	30	1,557
EMC Insurance Group, Inc.	225	6,237
Employers Holdings, Inc.+	350	10,157
Independence Holding Co.	200	3,594
Infinity Property & Casualty Corp.	100	8,066
Investors Title Co.+	20	1,905
James River Group Holdings, Ltd.	300	10,188
National General Holdings Corp.	1,100	23,562
Primerica, Inc.	500	28,620
RLI Corp.	450	30,951
Selective Insurance Group, Inc.	600	22,926
United Fire Group, Inc.	250	10,608

		170,615

Internet Software & Services - 1.91%
Care.com, Inc.*	350	4,088
Cornerstone OnDemand, Inc.*	600	22,836
Internet Gold-Golden Lines, Ltd.*+	200	2,728
MeetMe, Inc.*+	500	2,665
NIC, Inc.	750	16,455
Reis, Inc.	100	2,490
WebMD Health Corp.*+	400	23,244
XO Group, Inc.*	300	5,229

		79,735

IT Services - 3.22%
Acxiom Corp.*	800	17,592
Cardtronics, Inc.*	500	19,905
CSG Systems International, Inc.	350	14,109
ExlService Holdings, Inc.*	350	18,344
Hackett Group, Inc. (The)	300	4,161

42	Annual Report | June 30, 2016

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
IT Services (continued)
ManTech International Corp., Class A	250	$ 9,455
Press Ganey Holdings, Inc.*+	550	21,642
Science Applications International Corp.	500	29,175

		134,383

Leisure Equipment & Products - 0.78%
Marine Products Corp.	400	3,384
Smith & Wesson Holding Corp.*+	600	16,308
Sturm Ruger & Co., Inc.+	200	12,802

		32,494

Life Sciences Tools & Services - 0.90%
Cambrex Corp.*	350	18,106
Enzo Biochem, Inc.*	500	2,985
Luminex Corp.*	500	10,115
NeoGenomics, Inc.*	800	6,432

		37,638

Machinery - 3.04%
Actuant Corp., Class A+	600	13,566
Altra Holdings, Inc.	300	8,094
Astec Industries, Inc.	250	14,038
CIRCOR International, Inc.	150	8,548
Douglas Dynamics, Inc.	250	6,432
Energy Recovery, Inc.*+	550	4,890
Global Brass & Copper Holdings, Inc.	250	6,822
John Bean Technologies Corp.	300	18,366
Lydall, Inc.*	200	7,712
Manitowoc Co., Inc. (The)+	1,450	7,902
Mueller Water Products, Inc., Class A	1,700	19,414
Sun Hydraulics Corp.+	300	8,907
Supreme Industries, Inc., Class A	150	2,055

		126,746

Media - 0.13%
Central European Media Enterprises, Ltd., Class A*	1,450	3,060
Global Sources, Ltd.*	250	2,292

		5,352

Metals & Mining - 3.63%
Asanko Gold, Inc.*	2,100	8,001
Commercial Metals Co.	1,200	20,280

Industry Company	Shares	Value

Metals & Mining (continued)
Endeavour Silver Corp.*+	1,200	$ 4,740
First Majestic Silver Corp.*	1,650	22,407
Kaiser Aluminum Corp.	200	18,082
MAG Silver Corp.*	850	10,718
Novagold Resources, Inc.*+	3,400	20,808
Richmont Mines, Inc.*	600	5,526
Schnitzer Steel Industries, Inc., Class A	300	5,280
Seabridge Gold, Inc.*+	550	8,074
Worthington Industries, Inc.	650	27,495

		151,411

Multi-Utilities - 0.70%
Avista Corp.	650	29,120

Oil, Gas & Consumable Fuels - 0.93%
Nordic American Tankers Ltd.+	1,000	13,890
PBF Energy, Inc., Class A	1,050	24,969

		38,859

Personal Products - 0.06%
Nutraceutical International Corp.*	100	2,315

Pharmaceuticals - 0.82%
PRA Health Sciences, Inc.*	650	27,144
SciClone Pharmaceuticals, Inc.*	550	7,183

		34,327

Professional Services - 1.14%
ICF International, Inc.*	200	8,180
Kelly Services, Inc., Class A	400	7,588
Navigant Consulting, Inc.*	500	8,075
WageWorks, Inc.*	400	23,924

		47,767

Real Estate Investment Trusts (REITs) - 8.48%
Agree Realty Corp.	200	9,648
Ares Commercial Real Estate Corp.	300	3,687
Chimera Investment Corp.	2,000	31,400
CoreSite Realty Corp.	310	27,494
Cousins Properties, Inc.	2,250	23,400
Easterly Government Properties, Inc.	250	4,932
EastGroup Properties, Inc.+	350	24,122
First Industrial Realty Trust, Inc.	1,250	34,775
Getty Realty Corp.	350	7,508
Mack-Cali Realty Corp.	950	25,650

www.bridgeway.com	43

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Real Estate Investment Trusts (REITs) (continued)
Monmouth Real Estate Investment Corp.	700	$ 9,282
New York, Inc.	1,750	16,188
Owens Realty Mortgage, Inc.	100	1,664
Piedmont Office Realty Trust, Inc., Class A	1,550	33,387
Preferred Apartment Communities, Inc., Class A	250	3,680
PS Business Parks, Inc.	300	31,824
QTS Realty Trust, Inc., Class A	500	27,990
Retail Opportunity Investments Corp.	1,050	22,754
Rexford Industrial Realty, Inc.	700	14,763

		354,148

Real Estate Management & Development - 0.17%
Farmland Partners, Inc.+	150	1,698
FRP Holdings, Inc.*+	100	3,450
Stratus Properties, Inc.*+	100	1,873

		7,021

Semiconductors & Semiconductor Equipment - 0.88%
Alpha & Omega Semiconductor, Ltd.*	250	3,482
Applied Micro Circuits Corp.*	900	5,778
GigPeak, Inc.*	550	1,078
MaxLinear, Inc., Class A*+	650	11,687
Nanometrics, Inc.*	250	5,198
NeoPhotonics Corp.*+	450	4,288
Rudolph Technologies, Inc.*	350	5,436

		36,947

Software - 3.59%
Benefitfocus, Inc.*+	300	11,436
Blackbaud, Inc.	500	33,950
Callidus Software, Inc.*	600	11,988
Descartes Systems Group, Inc. (The)*	850	16,226
Globant SA*	350	13,772
Interactive Intelligence Group, Inc.*	250	10,248
Mitek Systems, Inc.*	350	2,488
Pegasystems, Inc.	800	21,560
Planet Payment, Inc.*+	600	2,694

Industry Company	Shares	Value

Software (continued)
RealPage, Inc.*	850	$ 18,980
Sapiens International Corp. NV	550	6,440

		149,782

Specialty Retail - 1.84%
Abercrombie & Fitch Co., Class A	700	12,467
BMC Stock Holdings, Inc.*	700	12,474
Guess?, Inc.	900	13,545
Monro Muffler Brake, Inc.	350	22,246
Sportsman’s Warehouse Holdings, Inc.*	500	4,030
Tile Shop Holdings, Inc.*+	600	11,928

		76,690

Telecommunication Services - 0.17%
B Communications, Ltd.	300	7,158

Textiles, Apparel & Luxury Goods - 0.10%
Movado Group, Inc.	200	4,336

Thrifts & Mortgage Finance - 3.66%
Banc of California, Inc.	400	7,240
Bank Mutual Corp.	500	3,840
Capitol Federal Financial, Inc.	1,450	20,228
Dime Community Bancshares, Inc.	400	6,804
Federal Agricultural Mortgage Corp., Class C	100	3,482
First Defiance Financial Corp.	100	3,885
First Financial Northwest, Inc.	150	1,992
Flagstar Bancorp, Inc.*	600	14,646
Greene County Bancorp, Inc.+	100	1,627
Hingham Institution for Savings+	20	2,458
Home Bancorp, Inc.+	100	2,747
Meta Financial Group, Inc.	100	5,096
Northwest Bancshares, Inc.	1,150	17,054
OceanFirst Financial Corp.	295	5,360
Oritani Financial Corp.	500	7,995
Prudential Bancorp, Inc.+	100	1,410
SI Financial Group, Inc.+	150	1,986
Southern Missouri Bancorp, Inc.+	100	2,353

44	Annual Report | June 30, 2016

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
Territorial Bancorp, Inc.	100	$ 2,647
United Financial Bancorp, Inc.	550	7,139
Washington Federal, Inc.	950	23,047
WSFS Financial Corp.	300	9,657

		152,693

Trading Companies & Distributors - 1.12%
Beacon Roofing Supply, Inc.*	650	29,556
MRC Global, Inc.*	1,050	14,920
Willis Lease Finance Corp.*	100	2,223

		46,699

Water Utilities - 0.53%
Artesian Resources Corp., Class A	100	3,392
Connecticut Water Service, Inc.	100	5,620
Consolidated Water Co., Ltd.	150	1,959
Middlesex Water Co.	150	6,507
York Water Co., (The)	150	4,806

		22,284

Wireless Telecommunication Services - 0.63%
Cellcom Israel, Ltd.*	1,050	6,898
Shenandoah Telecommunications Co.	500	19,530

		26,428

TOTAL COMMON STOCKS - 99.81%		4,167,771

(Cost $3,910,507)

EXCHANGE TRADED FUND - 0.39%
iShares Russell 2000 Fund	140	16,096

TOTAL EXCHANGE TRADED FUND - 0.39%		16,096

(Cost $15,833)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.37%
Dreyfus Cash Management Fund	0.30%	15,516	$15,516

TOTAL MONEY MARKET FUND - 0.37%			15,516

(Cost $15,516)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.91%
Dreyfus Cash Management Fund**	0.30%	580,846	580,846

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 13.91%			580,846

(Cost $580,846)

TOTAL INVESTMENTS - 114.48%			$4,780,229
(Cost $4,522,702)
Liabilities in Excess of Other Assets - (14.48%)			(604,640)

NET ASSETS - 100.00%			$4,175,589

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^	Rate disclosed as of June 30, 2016.
+	This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $573,566 as of June 30, 2016.

www.bridgeway.com	45

Small-Cap Momentum Fund SCHEDULE OF INVESTMENTS (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$4,167,771	$—	$—	$4,167,771
Exchange Traded Fund	16,096	—	—	16,096
Money Market Fund	—	15,516	—	15,516
Investments Purchased with Cash Proceeds from Securities Lending	—	580,846	—	580,846
TOTAL	$4,183,867	$596,362	$—	$4,780,229

See Notes to Financial Statements.

46	Annual Report | June 30, 2016

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Small-Cap Growth Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 3.04%, underperforming our primary market benchmark, the Russell 2000 Growth Index (3.24%), and our peer benchmark, the Lipper Small-Cap Growth Funds Index (3.66%). It was a good quarter on an absolute basis, but a poor one on a relative basis.

For the fiscal year, our Fund returned -3.97%, significantly beating the Russell 2000 Growth Index (-10.75%), and the Lipper Small-Cap Growth Funds Index (-8.45%). It was a good year on a relative basis, but a poor one on an absolute basis. Our Fund now leads its benchmarks in the five-year period, but lags in the longer 10-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)

Small-Cap Growth Fund	3.04%	-3.97%	10.46%	3.37%	5.85%
Russell 2000 Growth Index	3.24%	-10.75%	8.51%	7.14%	7.87%
Lipper Small-Cap Growth Funds Index	3.66%	-8.45%	7.58%	6.17%	6.74%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Growth Index is an unmanaged index that consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values with dividends reinvested. The Lipper Small-Cap Growth Funds Index is an index of small-company, growth-oriented funds compiled by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2016, Small-Cap Growth Fund ranked 87th of 556 small-cap growth funds for the 12 months ended June 30, 2016, 31st of 440 over the last five years, 301st of 311 over the last 10 years, and 215th of 241 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	47

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Growth Fund vs. Russell 2000 Growth Index & Lipper Small-Cap Growth Funds Index

from Inception 10/31/03 to 6/30/16

Detailed Explanation of Quarterly Performance

The Fund’s relative returns suffered due to underperformance of our company financial health models and our diversifying value metrics models. The Fund’s value metrics models detracted from relative results because they targeted deeper-value stocks that underperformed the Index during the quarter. Strong gains from our diversifying price momentum model helped offset some of the underperformance, as did the Fund’s bias toward smaller sized companies, which outperformed larger-company stocks during the quarter.

Holdings within the Industrials and Consumer Staples sectors dragged on relative results. Meanwhile, holdings in the Health Care, Materials and Consumer Discretionary sectors added to relative results.

Detailed Explanation of Fiscal Year Performance

All model categories helped the Fund outperform the Russell 2000 Growth Index for the year. Our diversifying price momentum model posted large gains for the 12-month period. Our company financial health and diversifying value metrics models generated negative returns for the period, but still outperformed the Index.

Holdings in the Health Care sector contributed positively to relative performance for the year. Holdings in the Materials sectors also added to results.

48	Annual Report | June 30, 2016

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Pool Corp.	Trading Companies & Distributors	1.7%
2	MarketAxess Holdings, Inc.	Diversified Financial Services	1.7%
3	Wolverine World Wide, Inc.	Textiles, Apparel & Luxury Goods	1.6%
4	Comfort Systems USA, Inc.	Construction & Engineering	1.6%
5	Plantronics, Inc.	Communications Equipment	1.5%
6	Koppers Holdings, Inc.	Chemicals	1.5%
7	Forrester Research, Inc.	IT Services	1.5%
8	Insteel Industries, Inc.	Building Products	1.5%
9	AMN Healthcare Services, Inc.	Health Care Providers & Services	1.5%
10	Drew Industries, Inc.	Auto Components	1.5%
	Total		15.6%

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of Russell 2000 Growth Index	Difference
Consumer Discretionary	20.6%	16.3%	4.3%
Consumer Staples	2.0%	3.3%	-1.3%
Energy	0.9%	1.0%	-0.1%
Financials	8.4%	10.5%	-2.1%
Health Care	21.7%	22.5%	-0.8%
Industrials	13.4%	15.5%	-2.1%
Information Technology	23.6%	24.3%	-0.7%
Materials	6.2%	4.6%	1.6%
Telecommunication Services	1.4%	1.1%	0.3%
Utilities	0.0%	0.9%	-0.9%
Cash & Other Assets	1.8%	0.0%	1.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	49

Small-Cap Growth Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Growth Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

50	Annual Report | June 30, 2016

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 98.21%
Airlines - 1.68%
Allegiant Travel Co.	1,200	$ 181,800
Hawaiian Holdings, Inc.*	11,300	428,948

		610,748

Auto Components - 2.69%
Drew Industries, Inc.	6,500	551,460
Tenneco, Inc.*	9,200	428,812

		980,272

Biotechnology - 1.79%
Adverum Biotechnologies, Inc.*	6,839	21,611
Emergent BioSolutions, Inc.*	3,300	92,796
Insys Therapeutics, Inc.*+	13,000	168,220
Tetraphase Pharmaceuticals, Inc.*+	85,617	368,153

		650,780

Building Products - 2.85%
American Woodmark Corp.*	7,200	477,936
Insteel Industries, Inc.	19,500	557,505

		1,035,441

Capital Markets - 0.35%
Evercore Partners, Inc., Class A	2,900	128,151

Chemicals - 4.49%
Ferro Corp.*	39,500	528,510
KMG Chemicals, Inc.	20,900	543,191
Koppers Holdings, Inc.*	18,300	562,359

		1,634,060

Commercial Services & Supplies - 1.26%
Interface, Inc.	5,600	85,400
Kimball International, Inc., Class B	32,900	374,402

		459,802

Communications Equipment - 2.42%
Extreme Networks, Inc.*	93,700	317,643
Plantronics, Inc.	12,800	563,200

		880,843

Computers & Peripherals - 1.34%
Electronics for Imaging, Inc.*+	11,300	486,352

Construction & Engineering - 3.06%
Comfort Systems USA, Inc.	17,400	566,718

Industry Company	Shares	Value

Construction & Engineering (continued)
Installed Building Products, Inc.*	15,100	$ 547,979

		1,114,697

Consumer Finance - 2.16%
First Cash Financial Services, Inc.	9,500	487,635
Regional Management Corp.*	20,300	297,598

		785,233

Diversified Consumer Services - 0.65%
Weight Watchers
International, Inc.*+	20,300	236,089

Diversified Financial Services - 2.23%
MarketAxess Holdings, Inc.	4,200	610,680
OM Asset Management, PLC	15,100	201,585

		812,265

Electrical Equipment - 1.25%
General Cable Corp.	35,800	455,018

Electronic Equipment, Instruments & Components - 3.17%
Badger Meter, Inc.	3,000	219,090
Fabrinet*	14,700	545,664
Littelfuse, Inc.	3,300	390,027

		1,154,781

Food Products - 1.58%
Cal-Maine Foods, Inc.+	8,900	394,448
Tootsie Roll Industries, Inc.	4,713	181,592

		576,040

Health Care Equipment & Supplies - 5.59%
ABIOMED, Inc.*+	4,900	535,521
LDR Holding Corp.*	2,300	84,985
Masimo Corp.*	10,200	535,653
Sientra, Inc.*+	64,300	423,094
Vascular Solutions, Inc.*	3,300	137,478
Zeltiq Aesthetics, Inc.*+	11,600	317,028

		2,033,759

Health Care Providers & Services - 9.65%
Air Methods Corp.*	7,100	254,393
AMN Healthcare Services, Inc.*	13,900	555,583
BioTelemetry, Inc.*	33,000	537,900
Chemed Corp.	3,400	463,454

www.bridgeway.com	51

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
Everyday Health, Inc.*	19,000	$ 149,720
LHC Group, Inc.*	12,600	545,328
Molina Healthcare, Inc.*	10,500	523,950
WellCare Health Plans, Inc.*	4,500	482,760

		3,513,088

Hotels, Restaurants & Leisure - 4.51%
Dave & Buster’s Entertainment, Inc.*	2,400	112,296
Diamond Resorts International, Inc.*+	4,300	128,828
Isle of Capri Casinos, Inc.*	27,600	505,632
Papa John’s International, Inc.+	6,600	448,800
SeaWorld Entertainment, Inc.+	4,300	61,619
Texas Roadhouse, Inc.	8,400	383,040

		1,640,215

Household Durables - 0.73%
LGI Homes, Inc.*+	6,000	191,640
ZAGG, Inc.*	14,300	75,075

		266,715

Insurance - 2.86%
Essent Group, Ltd.*	9,800	213,738
Primerica, Inc.	9,400	538,056
Universal Insurance Holdings, Inc.	15,600	289,848

		1,041,642

Internet & Catalog Retail - 1.43%
1-800-Flowers.com, Inc., Class A*	57,800	521,356

Internet Software & Services - 4.99%
Brightcove, Inc.*	11,491	101,122
Cimpress NV*+	5,600	517,888
EarthLink Holdings Corp.	83,800	536,320
Five9, Inc.*	10,800	128,520
j2 Global, Inc.	8,400	530,628

		1,814,478

IT Services - 5.06%
CSG Systems International, Inc.	12,200	491,782
Forrester Research, Inc.	15,200	560,272
Luxoft Holding, Inc.*+	6,400	332,928
PFSweb, Inc.*	36,400	345,800
TeleTech Holdings, Inc.	4,087	110,880

		1,841,662

Industry Company	Shares	Value

Leisure Equipment & Products - 0.97%
Nautilus, Inc.*	19,700	$ 351,448

Life Sciences Tools & Services - 1.46%
Cambrex Corp.*	10,300	532,819

Machinery - 1.61%
Global Brass & Copper Holdings, Inc.	3,500	95,515
Wabash National Corp.*	38,500	488,950

		584,465

Materials - 2.59%
CLARCOR, Inc.	7,300	444,059
Trinseo SA+	11,600	497,988

		942,047

Metals & Mining - 1.20%
Kaiser Aluminum Corp.	1,300	117,533
U.S. Silica Holdings, Inc.	9,300	320,571

		438,104

Pharmaceuticals - 4.07%
Diplomat Pharmacy, Inc.*+	15,400	539,000
SciClone Pharmaceuticals, Inc.*	42,100	549,826
Sucampo Pharmaceuticals, Inc., Class A*	20,000	219,400
Synutra International, Inc.*	45,100	171,831

		1,480,057

Professional Services - 3.00%
Mistras Group, Inc.*	22,800	544,236
TrueBlue, Inc.*	29,000	548,680

		1,092,916

Road & Rail - 0.25%
YRC Worldwide, Inc.*+	10,200	89,760

Semiconductors & Semiconductor Equipment - 0.89%
Cavium, Inc.*+	2,800	108,080
Synaptics, Inc.*	2,100	112,875
Xcerra Corp.*+	17,973	103,345

		324,300

Software - 5.30%
Blackbaud, Inc.	3,200	217,280
Ebix, Inc.+	11,400	546,060
Fair Isaac Corp.	4,800	542,448
Manhattan Associates, Inc.*	7,600	487,388
QAD, Inc., Class A+	7,072	136,277

		1,929,453

52	Annual Report | June 30, 2016

Small-Cap Growth Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2016

Industry Company		Shares	Value

Common Stocks (continued)
Specialty Retail - 2.41%
Asbury Automotive Group, Inc.*		1,600	$ 84,384
Outerwall, Inc.+		3,900	163,800
Select Comfort Corp.*		22,500	481,050
Sportsman’s Warehouse Holdings, Inc.*		18,400	148,304

			877,538

Telecommunication Services - 0.74%
General Communication, Inc., Class A*		5,400	85,320
Windstream Holdings, Inc.+		20,000	185,400

			270,720

Textiles, Apparel & Luxury Goods - 2.80%
Culp, Inc.		6,000	165,780
G-III Apparel Group, Ltd.*		6,100	278,892
Wolverine World Wide, Inc.		28,300	575,056

			1,019,728

Thrifts & Mortgage Finance - 0.82%
BofI Holding, Inc.*+		16,800	297,528

Trading Companies & Distributors - 1.68%
Pool Corp.		6,500	611,195

Wireless Telecommunication Services - 0.63%
RingCentral, Inc., Class A*		11,600	228,752

TOTAL COMMON STOCKS - 98.21%			35,744,317

(Cost $32,038,284)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.10%
Dreyfus Cash Management Fund	0.30%	35,390	35,390

TOTAL MONEY MARKET FUND - 0.10%			35,390

(Cost $35,390)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 21.54%
Dreyfus Cash Management Fund**	0.30%	7,838,131	7,838,131

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 21.54%			7,838,131

(Cost $7,838,131)

Value

TOTAL INVESTMENTS - 119.85%	$43,617,838
(Cost $39,911,805)
Liabilities in Excess of Other Assets - (19.85%)	(7,224,195)

NET ASSETS - 100.00%	$36,393,643

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^	Rate disclosed as of June 30, 2016.
+	This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $7,707,161 as of June 30, 2016.

PLC - Public Limited Company

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$35,744,317	$—	$—	$35,744,317
Money Market Fund	—	35,390	—	35,390
Investments Purchased with Cash Proceeds from Securities Lending	—	7,838,131	—	7,838,131
TOTAL	$35,744,317	$7,873,521	$—	$43,617,838

See Notes to Financial Statements.

www.bridgeway.com	53

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 3.94%, underperforming our primary market benchmark, the Russell 2000 Value Index (4.31%), but outperforming our peer benchmark, the Lipper Small-Cap Value Funds Index (1.82%). It was a good quarter on an absolute basis, but a mixed one on a relative basis.

For the fiscal year, the Fund returned -5.02%, trailing the Russell 2000 Value Index (-2.58%) and the Lipper Small-Cap Value Funds Index (-4.71%). The Fund is lagging its primary benchmark but leading its peer benchmark in the five-year period. It lags both its primary and peer benchmarks in the 10-year and inception-to-date periods.

The table below presents our June quarter, one-year, five-year, 10-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized

	Quarter	1 Year	5 Years	10 Years	Since Inception (10/31/03)
Small-Cap Value Fund	3.94%	-5.02%	8.12%	3.58%	6.71%
Russell 2000 Value Index	4.31%	-2.58%	8.15%	5.15%	7.55%
Lipper Small-Cap Value Funds Index	1.82%	-4.71%	7.23%	5.61%	7.87%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. The Lipper Small-Cap Value Funds Index is an index of small-company, value-oriented funds compiled by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2016, Small-Cap Value Fund ranked 190th of 307 small-cap value funds for the 12 months ended June 30, 2016, 103rd of 235 over the last five years, 134th of 146 over the last 10 years, and 88th of 106 such funds since inception in October 2003. Lipper, Inc. is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

54	Annual Report | June 30, 2016

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Small-Cap Value Fund vs. Russell 2000 Value Index & Lipper Small-Cap Value Funds Index

from Inception 10/31/03 to 6/30/16

Detailed Explanation of Quarterly Performance

Our value metrics models detracted from the Fund’s relative returns, because they targeted deeper-value stocks that underperformed the index during the quarter. The Fund’s bias toward smaller companies also weighed somewhat on results as larger stocks in the Russell 2000 Value Index delivered the best returns. However, our diversifying price momentum and company financial health models helped offset some of the Fund’s relative underperformance for the quarter.

Holdings in the Energy and Financials sectors detracted most from relative returns, while holdings in the Consumer Discretionary, Utilities and Information Technology sectors added to results.

Detailed Explanation of Fiscal Year Performance

All three model categories underperformed for the year, with our core value metrics models detracting most from the Fund’s relative returns.

Holdings in the Health Care, Financials and Information Technology sectors weighed most heavily on the Fund’s relative returns for the year. The Fund’s underweight exposure to the Utilities sector also detracted from relative performance.

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Isle of Capri Casinos, Inc.	Hotels, Restaurants & Leisure	2.0%
2	Talmer Bancorp, Inc.	Commercial Banks	1.8%
3	Selective Insurance Group, Inc.	Insurance	1.8%
4	Global Brass & Copper Holdings, Inc.	Machinery	1.8%
5	Amkor Technology, Inc.	Semiconductors & Semiconductor Equipment	1.7%
6	Sanmina Corp.	Electronic Equip., Instruments & Components	1.6%
7	Windstream Holdings, Inc.	Telecommunication Services	1.6%
8	Cash America International, Inc.	Consumer Finance	1.6%
9	LGI Homes, Inc.	Household Durables	1.6%
10	Spire, Inc.	Electronic Equip., Instruments & Components	1.6%
	Total		17.1%

www.bridgeway.com	55

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	8.4%	10.5%	-2.1%
Consumer Staples	4.5%	3.0%	1.5%
Energy	3.5%	5.1%	-1.6%
Financials	37.2%	41.3%	-4.1%
Health Care	6.2%	4.7%	1.5%
Industrials	16.6%	12.1%	4.5%
Information Technology	7.7%	10.1%	-2.4%
Materials	5.9%	4.6%	1.3%
Telecommunication Services	2.8%	0.8%	2.0%
Utilities	6.4%	7.8%	-1.4%
Cash & Other Assets	0.8%	0.0%	0.8%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

56	Annual Report | June 30, 2016

Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	57

Small-Cap Value Fund SCHEDULE OF INVESTMENTS
Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 99.19%
Aerospace & Defense - 1.11%
Cubic Corp.	16,200	$ 650,592

Air Freight & Logistics - 1.14%
Atlas Air Worldwide Holdings, Inc.*	16,200	671,004

Airlines - 1.43%
SkyWest, Inc.	31,700	838,782

Auto Components - 0.78%
Cooper-Standard Holding, Inc.*	5,800	458,142

Beverages - 1.55%
National Beverage Corp.*	14,500	910,745

Biotechnology - 0.71%
PDL BioPharma, Inc.	132,800	416,992

Building Products - 1.01%
Insteel Industries, Inc.	20,800	594,672

Chemicals - 4.91%
American Vanguard Corp.	43,900	663,329
Innospec, Inc.	16,200	745,038
Rayonier Advanced Materials, Inc.	62,800	853,452
Stepan Co.	10,400	619,112

		2,880,931

Commercial Banks - 11.35%
Customers Bancorp, Inc.*	27,000	678,510
FCB Financial Holdings, Inc., Class A*	17,800	605,200
First BanCorp Puerto Rico*	118,000	468,460
Investors Bancorp, Inc.	60,800	673,664
Kearny Financial Corp.	45,400	571,132
PrivateBancorp, Inc.	17,700	779,331
Talmer Bancorp, Inc., Class A	54,900	1,052,433
Valley National Bancorp	58,000	528,960
Webster Financial Corp.	18,300	621,285
Wilshire Bancorp, Inc.	66,100	688,762

		6,667,737

Commercial Services & Supplies - 3.68%
ABM Industries, Inc.	18,500	674,880
ACCO Brands Corp.*	85,600	884,248
UniFirst Corp.	5,200	601,744

		2,160,872

Industry Company	Shares	Value

Communications Equipment - 1.95%
ATN International, Inc.+	9,000	$ 700,290
Extreme Networks, Inc.*	131,100	444,429

		1,144,719

Construction & Engineering - 1.23%
Comfort Systems USA, Inc.	22,200	723,054

Consumer Finance - 2.78%
Cash America International, Inc.	22,200	946,164
Nelnet, Inc., Class A	19,700	684,575

		1,630,739

Diversified Financial Services - 1.89%
Impac Mortgage Holdings, Inc.*+	35,500	556,640
Ladder Capital Corp.	45,549	555,698

		1,112,338

Electric Utilities - 1.20%
Otter Tail Corp.	21,100	706,639

Electrical Equipment - 0.88%
General Cable Corp.	40,600	516,026

Electronic Equipment, Instruments & Components - 6.40%
Sanmina Corp.*	35,900	962,479
Spire, Inc.	13,100	928,004
Tech Data Corp.*	7,700	553,245
TTM Technologies, Inc.*	101,500	764,295
WGL Holdings, Inc.	7,800	552,162

		3,760,185

Food Products - 1.42%
Sanderson Farms, Inc.+	9,600	831,744

Health Care Providers & Services - 5.47%
Amedisys, Inc.*	11,500	580,520
AMN Healthcare Services, Inc.*	16,500	659,505
LHC Group, Inc.*	14,500	627,560
Owens & Minor, Inc.	23,500	878,430
Triple-S Management Corp., Class B*	19,200	469,056

		3,215,071

Hotels, Restaurants & Leisure - 1.96%
Isle of Capri Casinos, Inc.*	62,700	1,148,664

58	Annual Report | June 30, 2016

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Household Durables - 2.52%
Bassett Furniture Industries, Inc.	22,700	$ 543,438
LGI Homes, Inc.*+	29,400	939,036

		1,482,474

Household Products - 1.50%
Central Garden & Pet Co., Class A*	40,600	881,426

Independent Power Producers & Energy Traders - 1.47%
Talen Energy Corp.*	63,500	860,425

Insurance - 10.15%
American Equity Investment Life Holding Co.	28,600	407,550
Argo Group International Holdings Ltd.	11,110	576,609
CNO Financial Group, Inc.	30,500	532,530
FBL Financial Group, Inc., Class A	12,800	776,576
Heritage Insurance Holdings, Inc.+	29,400	351,918
National Western Life Group, Inc., Class A	2,600	507,702
Navigators Group, Inc. (The)	6,700	616,199
OneBeacon Insurance Group Ltd., Class A	60,220	831,036
Selective Insurance Group, Inc.	27,500	1,050,775
State Auto Financial Corp.	14,300	313,313

		5,964,208

Machinery - 3.62%
Global Brass & Copper Holdings, Inc.	38,200	1,042,478
Greenbrier Companies., Inc. (The)+	19,700	573,861
Titan International, Inc.+	82,000	508,400

		2,124,739

Media - 1.07%
Time, Inc.	38,300	630,418

Metals & Mining - 0.93%
Schnitzer Steel Industries, Inc., Class A	31,100	547,360

Oil, Gas & Consumable Fuels - 2.82%
Alon USA Energy, Inc.+	48,600	314,928
Renewable Energy Group, Inc.*+	77,000	679,910

Industry Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Ship Finance International, Ltd.+	44,900	$ 661,826

		1,656,664

Professional Services - 1.00%
Mistras Group, Inc.*	24,500	584,815

Real Estate Investment Trusts (REITs) - 5.97%
Colony Starwood Homes+	25,800	784,836
Geo Group, Inc. (The)	17,400	594,732
Healthcare Realty Trust, Inc.	18,200	636,818
Ramco-Gershenson Properties Trust	33,500	656,935
Summit Hotel Properties, Inc.	62,800	831,472

		3,504,793

Semiconductors & Semiconductor Equipment - 1.68%
Amkor Technology, Inc.*	171,500	986,125

Software - 1.40%
Mentor Graphics Corp.	26,100	554,886
Silver Spring Networks, Inc.*	22,100	268,515

		823,401

Specialty Retail - 1.06%
Sportsman’s Warehouse Holdings, Inc.*	55,900	450,554
Stage Stores, Inc.+	35,800	174,704

		625,258

Telecommunication Services - 1.63%
Windstream Holdings, Inc.+	103,100	955,737

Textiles, Apparel & Luxury Goods - 1.02%
Perry Ellis International, Inc.*	29,800	599,576

Thrifts & Mortgage Finance - 5.04%
Beneficial Bancorp, Inc.*	44,300	563,496
Capitol Federal Financial, Inc.	45,200	630,540
Clifton Bancorp, Inc.+	28,900	435,523
Northwest Bancshares, Inc.	49,300	731,119
Provident Financial Services, Inc.	30,600	600,984

		2,961,662

Trading Companies & Distributors - 1.52%
Textainer Group Holdings, Ltd.+	40,800	454,512

www.bridgeway.com	59

Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)
Showing percentage of net assets as of June 30, 2016

Industry Company		Shares	Value

Common Stocks (continued)
Trading Companies & Distributors (continued)
Titan Machinery, Inc.*		39,400	$ 439,310

			893,822

Transportation Infrastructure - 0.71%
Scorpio Tankers, Inc.		99,500	417,900

Water Utilities - 1.23%
Middlesex Water Co.		16,700	724,446

TOTAL COMMON STOCKS - 99.19%			58,264,897

(Cost $58,237,924)

	Rate^	Shares	Value
MONEY MARKET FUND - 0.83%
Dreyfus Cash Management Fund	0.30%	485,900	485,900

TOTAL MONEY MARKET FUND - 0.83%			485,900

(Cost $485,900)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.41%
Dreyfus Cash Management Fund**	0.30%	7,289,239	7,289,239

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 12.41%			7,289,239

(Cost $7,289,239)

Total Investments - 112.43%			$66,040,036
(Cost $66,013,063)
Liabilities in Excess of Other Assets - (12.43%)			(7,299,531)

NET ASSETS - 100.00%			$58,740,505

* Non-income producing security.
** This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^ Rate disclosed as of June 30, 2016.
+ This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $7,205,943 as of June 30, 2016.

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$58,264,897	$—	$—	$58,264,897
Money Market Fund	—	485,900	—	485,900
Investments Purchased with Cash Proceeds from Securities Lending	—	7,289,239	—	7,289,239

TOTAL	$58,264,897	$7,775,139	$—	$66,040,036

See Notes to Financial Statements

60	Annual Report | June 30, 2016

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Blue Chip 35 Index Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 2.85%, outperforming our primary market benchmark, the S&P 500 Index (2.46%), our peer benchmark, the Lipper Large-Cap Core Funds Index (2.14%), and the Russell Top 50 Mega Cap Index (2.24%). It was a good quarter.

For the fiscal year, our Fund was up 6.60%, beating the S&P 500 Index (3.99%) and the Lipper Large-Cap Core Funds Index (1.52%), but slightly trailing the Russell Top 50 Mega Cap Index (6.68%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (7/31/97)

Blue Chip 35 Index Fund	2.85%	6.60%	12.61%	7.72%	5.53%	6.55%
S&P 500 Index	2.46%	3.99%	12.10%	7.42%	5.75%	6.22%
Russell Top 50 Mega Cap Index	2.24%	6.68%	12.45%	7.19%	4.46%	5.15%
Lipper Large-Cap Core Funds Index	2.14%	1.52%	10.47%	6.43%	4.82%	5.32%
Bridgeway Ultra-Large 35 Index	2.89%	6.87%	12.88%	7.93%	5.81%	6.74%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Russell Top 50 Mega Cap Index measures the performance of the largest companies in the Russell 3000 Index. It includes 50 of the largest securities, based on a combination of their market cap and current index membership, and represents approximately 40% of the total market capitalization of the Russell 3000 Index. The Bridgeway Ultra-Large 35 Index is an index composed of very large, “blue chip” U.S. stocks, excluding tobacco; it is compiled by the adviser of the Fund. The Lipper Large-Cap Core Funds Index reflects the aggregate record of domestic large-cap core mutual funds as reported by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper, Inc. as of June 30, 2016, Blue-Chip 35 Index Fund ranked 62nd of 861 large-cap core funds for the 12 months ended June 30, 2016, 22nd of 696 over the last five years, 66th of 524 over the last 10 years, and 29th of 163 since inception in July 1997. Lipper, Inc. is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	61

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Blue Chip 35 Index Fund vs. S&P 500 Index, Russell Top 50 Mega Cap Index, Lipper Large-Cap Core Funds Index & Bridgeway Ultra-Large 35 Index from Inception 7/31/97 to 6/30/16

Detailed Explanation of Quarterly Performance

The Fund’s relative performance benefitted from our equal-weight design feature, which requires us to regularly reduce our stakes in stocks that have appreciated the most while increasing our stakes in shares that have lagged. This rebalancing helped the Fund benefit from strong growth among ultra-large stocks that recovered during the recent quarter. In addition, the Fund held fewer higher-volatility stocks than the S&P 500 Index, which helped performance because higher-volatility stocks underperformed during the quarter.

The Fund’s overweight position in the lagging Information Technology sector detracted slightly from relative performance during the quarter. An underweight position in the strongly performing Health Care sector also hurt relative returns.

Detailed Explanation of Fiscal Year Performance

The Fund’s mega-cap design boosted relative performance, as the largest stocks outperformed the rest of the market during the 12-month period.

Underweight positions in the poor-performing Financials and Health Care sectors helped relative returns. An overweight positions in Telecommunication Services boosted relative returns, as this sector delivered strong performance during the fiscal year.

62	Annual Report | June 30, 2016

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

The table below presents index performance numbers for stocks in the different CRSP deciles during various time periods.

CRSP Decile[1]	Quarter	1 Year	5 Years	10 Years	90.5 Years

1 (ultra-large)	2.37%	3.63%	12.09%	7.28%	9.26%
2	4.82%	1.56%	12.00%	8.27%	10.50%
3	3.60%	-1.78%	10.11%	8.09%	10.97%
4	2.36%	-7.53%	9.47%	8.18%	10.78%
5	2.22%	-9.77%	7.92%	8.63%	11.38%
6	3.48%	-8.86%	8.87%	7.41%	11.25%
7	5.86%	-7.63%	9.11%	7.79%	11.41%
8	4.18%	-11.46%	8.08%	7.46%	11.39%
9	6.02%	-11.64%	7.40%	6.40%	11.31%
10 (ultra-small)	5.45%	-13.49%	7.17%	5.52%	13.13%

[1]	Performance figures are as of the period ended June 30, 2016. The CRSP Cap-Based Portfolio Indexes are unmanaged indexes of publicly traded U.S. stocks with dividends reinvested, grouped by market capitalization, as reported by the Center for Research in Security Prices. Past performance is no guarantee of future results.

www.bridgeway.com	63

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Contribution to Returns for Blue Chip 35 Index Fund stocks for the fiscal year June 30, 2016:

Rank	Company	Industry	% Contribution to Return
1	Amazon.com, Inc.	Consumer Discretionary	0.7%
2	Pfizer, Inc.	Health Care	0.5%
3	Exxon Mobil Corp.	Energy	0.3%
4	Johnson & Johnson	Health Care	0.3%
5	AT&T, Inc.	Telecommunication Services	0.3%
6	Chevron Corp.	Energy	0.3%
7	Merck & Co., Inc.	Health Care	0.2%
8	ConocoPhillips	Energy	0.2%
9	Schlumberger, Ltd	Energy	0.2%
10	Wal-Mart Stores, Inc.	Consumer Discretionary	0.2%
11	Comcast Corp.	Consumer Discretionary	0.2%
12	QUALCOMM, Inc.	Information Technology	0.2%
13	3M Co.	Industrials	0.2%
14	JPMorgan Chase & Co.	Financials	0.1%
15	Verizon Communications, Inc.	Telecommunication Services	0.1%
16	PepsiCo, Inc.	Consumer Staples	0.1%
17	Procter & Gamble Co.	Consumer Staples	0.1%
18	United Technologies Corp.	Industrials	0.1%
19	United Parcel Service, Inc.	Industrials	0.1%
20	Intel Corp.	Information Technology	0.1%
21	Cisco Systems, Inc.	Information Technology	0.1%
22	Berkshire Hathaway, Inc.	Industrials	0.1%
23	International Business Machines Corp.	Information Technology	0.0%
24	Oracle Corp.	Information Technology	0.0%
25	General Electric Co.	Industrials	0.0%
26	Coca-Cola Co.	Consumer Staples	0.0%
27	Wells Fargo & Co.	Financials	0.0%
28	Walt Disney Co.	Consumer Discretionary	0.0%
29	Bank of America Corp.	Financials	-0.1%
30	Visa, Inc.	Financials	-0.1%
31	McDonald’s Corp.	Consumer Discretionary	-0.1%
32	Alphabet, Inc., Class C	Information Technology	-0.1%
33	Alphabet, Inc., Class A	Information Technology	-0.1%
34	Gilead Sciences, Inc.	Health Care	-0.2%
35	Microsoft Corp.	Information Technology	-0.3%
36	CVS Health Corp.	Consumer Staples	-0.3%
37	Apple, Inc.	Information Technology	-0.4%

64	Annual Report | June 30, 2016

Blue Chip 35 Index Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of S&P 500 Index	Difference
Consumer Discretionary	11.9%	12.3%	-0.4%
Consumer Staples	13.6%	10.6%	3.0%
Energy	10.4%	7.4%	3.0%
Financials	10.4%	15.7%	-5.3%
Health Care	11.0%	14.7%	-3.7%
Industrials	10.6%	10.2%	0.4%
Information Technology	25.9%	19.8%	6.1%
Materials	0.0%	2.8%	-2.8%
Telecommunication Services	6.1%	2.9%	3.2%
Utilities	0.0%	3.6%	-3.6%
Cash & Other Assets	0.1%	0.0%	0.1%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those concerning market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and are not indicative of future performance.

The Fund is subject to significant market risk (volatility) and is not an appropriate investment for short-term investors.

Conclusion

Thank you for your continued investment in Blue Chip 35 Index Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	65

Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 99.87%
Aerospace & Defense - 2.61%
United Technologies Corp.	145,380	$14,908,719

Air Freight & Logistics - 2.65%
United Parcel Service, Inc., Class B	140,563	15,141,446

Beverages - 5.26%
Coca-Cola Co. (The)	334,914	15,181,652
PepsiCo, Inc.	140,205	14,853,318

		30,034,970

Biotechnology - 2.61%
Gilead Sciences, Inc.	178,600	14,898,812

Commercial Banks - 2.59%
Wells Fargo & Co.	312,359	14,783,952

Communications Equipment - 2.60%
Cisco Systems, Inc.	518,608	14,878,864

Computers & Peripherals - 2.98%
Apple, Inc.	178,350	17,050,260

Diversified Financial Services - 7.86%
Bank of America Corp.	1,127,908	14,967,339
Berkshire Hathaway, Inc., Class B*	102,750	14,877,173
JPMorgan Chase & Co.	242,995	15,099,709

		44,944,221

Diversified Telecommunication Services - 6.08%
AT&T, Inc.	412,125	17,807,921
Verizon Communications, Inc.	303,689	16,957,994

		34,765,915

Energy Equipment & Services - 2.59%
Schlumberger, Ltd.	187,200	14,803,776

Food & Staples Retailing - 5.75%
CVS Health Corp.	185,200	17,731,048
Wal-Mart Stores, Inc.	206,919	15,109,225

		32,840,273

Hotels, Restaurants & Leisure - 2.64%
McDonald’s Corp.	125,400	15,090,636

Household Products - 2.59%
Procter & Gamble Co. (The)	174,826	14,802,517

Industrial Conglomerates - 5.30%
3M Co.	86,750	15,191,660
General Electric Co.	480,243	15,118,050

		30,309,710

Industry Company	Shares	Value

Internet & Catalog Retail - 3.94%
Amazon.com, Inc.*	31,500	$22,542,030

Internet Software & Services - 3.29%
Alphabet, Inc., Class A*	13,170	9,265,490
Alphabet, Inc., Class C*	13,814	9,560,669

		18,826,159

IT Services - 5.96%
International Business Machines Corp.	98,767	14,990,855
Visa, Inc., Class A	257,300	19,083,941

		34,074,796

Media - 5.30%
Comcast Corp., Class A	233,200	15,202,308
Walt Disney Co. (The)	154,500	15,113,190

		30,315,498

Oil, Gas & Consumable Fuels - 7.79%
Chevron Corp.	141,095	14,790,989
ConocoPhillips	340,335	14,838,606
Exxon Mobil Corp.	158,587	14,865,945

		44,495,540

Pharmaceuticals - 8.39%
Johnson & Johnson	124,552	15,108,158
Merck & Co., Inc.	257,135	14,813,547
Pfizer, Inc.	512,744	18,053,716

		47,975,421

Semiconductors & Semiconductor Equipment - 5.20%
Intel Corp.	459,443	15,069,730
QUALCOMM, Inc.	273,900	14,672,823

		29,742,553

Software - 5.89%
Microsoft Corp.	368,445	18,853,331
Oracle Corp.	361,813	14,809,006

		33,662,337

TOTAL COMMON STOCKS - 99.87%		570,888,405

(Cost $ 369,074,702)

TOTAL INVESTMENTS - 99.87%		$570,888,405
(Cost $ 369,074,702)
Other Assets in Excess of Liabilities - 0.13%		755,184

NET ASSETS - 100.00%		$571,643,589

*	Non-income producing security.

66	Annual Report | June 30, 2016

Blue Chip 35 Index Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$570,888,405	$—	$—	$570,888,405

TOTAL	$570,888,405	$—	$—	$570,888,405

See Notes to Financial Statements.

www.bridgeway.com	67

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Managed Volatility Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 0.57%, underperforming our primary market benchmark, the S&P 500 Index (2.46%), and our peer benchmark, the Lipper Balanced Funds Index (1.99%). The Fund’s performance was roughly in line with the fixed-income only Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (0.54%). It was a poor quarter relative to our goal of capturing at least 40% of the S&P 500 Index’s return.

For the fiscal year, our Fund returned 1.10%, trailing the S&P 500 Index (3.99%), the Lipper Balanced Funds Index (1.49%), and the Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index (1.37%).

The table below presents our June quarter, one-year, five-year, 10-year, 15-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized
	Quarter	1 Year	5 Years	10 Years	15 Years	Since Inception (6/30/01)

Managed Volatility Fund	0.57%	1.10%	4.46%	2.89%	3.87%	3.87%
S&P 500 Index	2.46%	3.99%	12.10%	7.42%	5.75%	5.75%
Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index	0.54%	1.37%	0.86%	2.52%	2.72%	2.72%
Lipper Balanced Funds Index	1.99%	1.49%	6.70%	5.54%	5.14%	5.14%

Performance figures quoted in the table above represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions, based on the average of 500 widely held common stocks with dividends reinvested. The Bloomberg/EFFAS U.S. Government 1-3 year Total Return Bond Index is a transparent benchmark for the total return of the 1-3 year U.S. Government bond market. The Lipper Balanced Funds Index is an index of balanced funds compiled by Lipper, an independent fund research firm owned by Broadridge Financial Solutions, Inc. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Managed Volatility Fund ranked 63rd of 331 Alternative Long/Short Equity funds for the 12 months ended June 30, 2016, 45th of 103 over the past five years, 14th of 32 over the last 10 years, and 5th of 12 such funds since inception on June 30, 2001. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

According to data from Morningstar as of June 30, 2016, Managed Volatility Fund ranked 34th of 101 Option Writing funds for the 12 months ended June 30, 2016, 14th of 26 over the past five years, and 3rd of 8 over the last 10 years. Morningstar ranks funds in various fund categories by making comparative calculations using total returns. Please note that Morningstar changed the Managed Volatility Fund’s investment category to Option Writing from Long/Short Equity. This category change by Morningstar does not impact the Fund in any way. The Fund’s strategy and investment approach have not changed.

68	Annual Report | June 30, 2016

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Managed Volatility Fund vs. S&P 500 Index, Bloomberg/EFFAS U.S. Government 1-3 Year Total Return Bond Index & Lipper Balanced Funds Index

Detailed Explanation of Quarterly Performance

The Fund’s 0.57% return failed to capture 40% of the S&P 500 Index’s return of 2.46% for the quarter. The portfolio’s futures component was responsible for most of this underperformance, contributing -0.8% to the Fund’s return. However, this down performance is in line with our expectations for futures during a quarter characterized by a rising equity market. The options component also detracted from performance, contributing about -0.1% to return. By contrast, the equities and fixed-income components contributed about 1.4% and 0.1% to return, respectively.

Detailed Explanation of Fiscal Year Performance

For the fiscal year, the Fund’s 1.10% return failed to capture 40% of the S&P 500 Index’s 3.99% return. The futures component drove this underperformance, contributing about -0.7% to return. The Fund’s equities component contributed about 0.9% to return, while the options and fixed-income components contributed roughly 0.5% and 0.2%, respectively.

For the fiscal year, the Fund had a standard deviation of 7.49, which was 43% of the Index’s 17.41 standard deviation during the same period. While short-term performance failed to meet our target of capturing at least 40% of the market’s upside, the Fund continues to perform as designed, particularly over longer time periods. For 10 years and since inception, the Fund has captured 39% and 67%, respectively, of the S&P 500 Index’s return, with roughly 55% less volatility than the Index.

www.bridgeway.com	69

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Apple, Inc.	Computers & Peripherals	2.4%
2	Johnson & Johnson	Pharmaceuticals	2.0%
3	Gilead Sciences, Inc.	Biotechnology	1.2%
4	Scripps Networks Interactive, Inc.	Media	1.1%
5	Valero Energy Corp.	Oil, Gas & Consumable Fuels	1.1%
6	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	0.9%
7	NIKE, Inc.	Textiles, Apparel & Luxury Goods	0.9%
8	General Motors Co.	Automobiles	0.9%
9	CME Group, Inc.	Diversified Financial Services	0.8%
10	AutoZone, Inc.	Specialty Retail	0.8%
	Total		12.1%

Industry Sector Representation as of June 30, 2016

Asset Type	% of Net Assets
Common Stock	57.9%
Consumer Discretionary	9.0%
Consumer Staples	5.9%
Energy	3.9%
Financials	8.5%
Health Care	9.6%
Industrials	5.5%
Information Technology	11.4%
Materials	1.3%
Telecommunication Services	1.2%
Utilities	1.6%
U.S. Government Obligations	39.9%
Call Options Written	-0.8%
Put Options Written	-0.8%
Money Market Fund	3.9%
Liabilities in Excess of Other Assets	-0.1%
Total	100%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly affect short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in the small companies within this multi-cap fund generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. The Fund’s use of options, futures, and leverage can magnify the risk of loss in an unfavorable market, and the Fund’s use of short-sale positions can, in

70	Annual Report | June 30, 2016

Managed Volatility Fund MANAGER’S COMMENTARY (Unaudited) (continued)

theory, expose shareholders to unlimited loss. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole. The Fund uses an option writing strategy in which the Fund may sell covered calls or secured put options. Options are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Finally, the Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance that a bond issuer will fail to pay interest and principal. Prepayment risk is the chance that a mortgage-backed bond issuer will repay a higher yielding bond, resulting in a lower paying yield.

Conclusion

Thank you for your continued investment in Managed Volatility Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	71

Managed Volatility Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

COMMON STOCKS - 57.92%
Aerospace & Defense - 1.67%
Honeywell International, Inc.#	1,200	$ 139,584
Lockheed Martin Corp.	870	215,908
Northrop Grumman Corp.#	1,100	244,508
Raytheon Co.#	1,800	244,710
United Technologies Corp.	1,140	116,907

		961,617

Air Freight & Logistics - 0.32%
FedEx Corp.#	1,200	182,136

Airlines - 0.94%
JetBlue Airways Corp.*#	16,000	264,960
Southwest Airlines Co.#	7,000	274,470

		539,430

Auto Components - 0.27%
Delphi Automotive PLC#	900	56,340
Goodyear Tire & Rubber Co. (The)#	2,400	61,584
Johnson Controls, Inc.	900	39,834

		157,758

Automobiles - 1.02%
Ford Motor Co.#	7,400	93,018
General Motors Co.#	17,500	495,250

		588,268

Beverages - 1.24%
Coca-Cola Co. (The)	4,100	185,853
Constellation Brands, Inc., Class A#	2,100	347,340
PepsiCo, Inc.#	1,700	180,098

		713,291

Biotechnology - 2.26%
Alexion Pharmaceuticals, Inc,*	500	58,380
Amgen, Inc.#	1,600	243,440
Biogen, Inc.*	900	217,638
Celgene Corp.*	1,100	108,493
Gilead Sciences, Inc.#	8,100	675,702

		1,303,653

Capital Markets - 1.15%
Ameriprise Financial, Inc.	680	61,098
BlackRock, Inc.	300	102,759
Charles Schwab Corp. (The)	7,100	179,701
Goldman Sachs Group, Inc. (The)	700	104,006

Industry Company	Shares	Value

Capital Markets (continued)
Morgan Stanley	5,300	$ 137,694
State Street Corp.#	1,400	75,488

		660,746

Chemicals - 1.07%
Dow Chemical Co. (The)	1,800	89,478
LyondellBasell Industries NV, Class A	800	59,536
Monsanto Co.#	1,300	134,433
PPG Industries, Inc.	800	83,320
Praxair, Inc.#	1,200	134,868
Sherwin-Williams Co. (The)	400	117,468

		619,103

Commercial Banks - 1.33%
BB&T Corp.#	1,500	53,415
Comerica, Inc.	1,100	45,243
Huntington Bancshares, Inc.	7,700	68,838
KeyCorp	4,800	53,040
PNC Financial Services Group, Inc. (The)#	2,100	170,919
U.S. Bancorp	2,800	112,924
Wells Fargo & Co.	5,571	263,675

		768,054

Commercial Services & Supplies - 0.51%
Tyco International PLC#	4,400	187,440
Waste Management, Inc.	1,600	106,032

		293,472

Communications Equipment - 0.72%
Cisco Systems, Inc.#	8,500	243,865
Juniper Networks, Inc.#	7,500	168,675

		412,540

Computers & Peripherals - 2.79%
Apple, Inc.#	14,700	1,405,320
EMC Corp.#	2,000	54,340
HP, Inc.#	5,900	74,045
Western Digital Corp.#	1,510	71,363

		1,605,068

Consumer Finance - 0.69%
American Express Co.#	2,600	157,976
Capital One Financial Corp.	1,400	88,914
Santander Consumer USA Holdings, Inc.*#	14,500	149,785

		396,675

72	Annual Report | June 30, 2016

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Containers & Packaging - 0.05%
Ball Corp.+	400	$ 28,916

Diversified Financial Services - 2.34%
AerCap Holdings NV*#	1,100	36,949
Bank of America Corp.#	7,800	103,506
Berkshire Hathaway, Inc., Class B*	1,600	231,664
Citigroup, Inc.#	5,110	216,613
CME Group, Inc.#	5,000	487,000
JPMorgan Chase & Co.#	4,400	273,416

		1,349,148

Diversified Telecommunication Services - 1.25%
AT&T, Inc.#	7,900	341,359
CenturyLink, Inc.#	4,300	124,743
Verizon Communications, Inc.	4,500	251,280

		717,382

Electric Utilities - 0.80%
American Electric Power Co., Inc.#	2,300	161,207
Duke Energy Corp.	1,683	144,385
Exelon Corp.	4,300	156,348

		461,940

Electrical Equipment - 0.14%
Emerson Electric Co.	1,500	78,240

Energy Equipment & Services - 0.30%
Halliburton Co.#	1,700	76,993
Helmerich & Payne, Inc.+	1,000	67,130
National Oilwell Varco, Inc.	800	26,920

		171,043

Financials - 0.09%
PayPal Holdings, Inc.*#	1,500	54,765

Food & Staples Retailing - 1.01%
Costco Wholesale Corp.	700	109,928
CVS Health Corp.#	1,200	114,888
Kroger Co. (The)#	5,000	183,950
Wal-Mart Stores, Inc.#	2,400	175,248

		584,014

Food Products - 2.57%
Archer-Daniels-Midland Co.#	2,000	85,780
Campbell Soup Co.#	6,900	459,057
General Mills, Inc.#	3,200	228,224
Hormel Foods Corp.#	9,000	329,400

Industry Company	Shares	Value

Food Products (continued)
JM Smucker Co. (The)#	1,400	$ 213,374
Mondelez International, Inc. Class A#	3,600	163,836

		1,479,671

Health Care Equipment & Supplies - 1.82%
Abbott Laboratories#	1,800	70,758
Baxter International, Inc.#	1,300	58,786
Becton Dickinson & Co.	920	156,023
C.R. Bard, Inc.	1,100	258,676
Edwards Lifesciences Corp.*#	4,000	398,920
Stryker Corp.	860	103,054

		1,046,217

Health Care Providers & Services - 1.40%
AmerisourceBergen Corp.#	500	39,660
DaVita HealthCare Partners, Inc.*#	1,600	123,712
Express Scripts Holding Co.*#	1,734	131,437
Laboratory Corp. of America Holdings*	900	117,243
UnitedHealth Group, Inc.#	2,800	395,360

		807,412

Hotels, Restaurants & Leisure - 1.13%
Carnival Corp.#	1,700	75,140
Domino’s Pizza, Inc.#	1,000	131,380
McDonald’s Corp.#	1,300	156,442
Starbucks Corp.#	2,700	154,224
Wynn Resorts, Ltd.+	500	45,320
Yum! Brands, Inc.#	1,100	91,212

		653,718

Household Products - 1.06%
Clorox Co. (The)#	400	55,356
Colgate-Palmolive Co.	2,500	183,000
Kimberly-Clark Corp.#	1,400	192,472
Procter & Gamble Co. (The)	2,100	177,807

		608,635

Independent Power Producers & Energy Traders - 0.15%
AES Corp.	6,800	84,864

Industrial Conglomerates - 0.97%
3M Co.#	1,400	245,168
Danaher Corp.#	1,700	171,700

www.bridgeway.com	73

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Industrial Conglomerates (continued)
General Electric Co.#	4,600	$ 144,808

		561,676

Insurance - 1.56%
Allstate Corp. (The)#	1,300	90,935
Aon PLC#	1,600	174,768
Chubb, Ltd.	361	47,186
Marsh & McLennan Cos., Inc.	1,500	102,690
Progressive Corp. (The)#	3,720	124,620
Travelers Cos., Inc. (The)#	3,000	357,120

		897,319

Internet & Catalog Retail - 0.84%
Amazon.com, Inc.*	500	357,810
Priceline Group, Inc. (The)*	100	124,841

		482,651

Internet Software & Services - 1.92%
Alphabet, Inc., Class A*	260	182,918
Alphabet, Inc., Class C*	260	179,946
eBay, Inc.*	1,500	35,115
Facebook, Inc., Class A*#	3,300	377,124
VeriSign, Inc.*#	3,800	328,548

		1,103,651

IT Services - 2.06%
Automatic Data Processing, Inc.#	1,300	119,431
Cognizant Technology Solutions Corp., Class A*#	4,100	234,684
International Business Machines Corp.#	1,300	197,314
MasterCard, Inc., Class A#	1,200	105,672
S&P Global, Inc.	1,000	107,260
Teradata Corp.*	400	10,028
Visa, Inc., Class A	5,200	385,684
Western Union Co. (The)	1,500	28,770

		1,188,843

Leisure Equipment & Products - 0.22%
Hasbro, Inc.#	1,500	125,985

Life Sciences Tools & Services - 0.36%
Thermo Fisher Scientific, Inc.#	1,400	206,864

Machinery - 0.27%
Deere & Co.#+	1,900	153,976

Media - 2.32%
Comcast Corp., Class A	2,750	179,272

Industry Company	Shares	Value

Media (continued)
News Corp., Class A	3,300	$ 37,455
Omnicom Group, Inc.#	1,200	97,788
Scripps Networks Interactive, Inc., Class A#	10,400	647,608
Time Warner, Inc.	933	68,613
Twenty-First Century Fox, Inc., Class A#	3,300	89,265
Walt Disney Co. (The)	2,200	215,204

		1,335,205

Multiline Retail - 0.70%
Big Lots, Inc.	500	25,055
Dollar General Corp.#	2,300	216,200
Target Corp.#	2,300	160,586

		401,841

Multi-Utilities - 0.68%
Dominion Resources, Inc.	1,920	149,626
Public Service Enterprise Group, Inc.	2,800	130,508
Sempra Energy	1,000	114,020

		394,154

Oil, Gas & Consumable Fuels - 3.55%
Anadarko Petroleum Corp.	1,000	53,250
Apache Corp.	500	27,835
California Resources Corp.+	59	720
Chesapeake Energy Corp.*+	2,100	8,988
Chevron Corp.#	2,378	249,286
ConocoPhillips#	1,287	56,113
EOG Resources, Inc.#	1,000	83,420
Exxon Mobil Corp.#	5,800	543,692
Kinder Morgan, Inc.	3,300	61,776
Marathon Petroleum Corp.#	2,400	91,104
Occidental Petroleum Corp.#	1,200	90,672
Phillips 66#	1,693	134,323
Valero Energy Corp.#	12,600	642,600

		2,043,779

Paper & Forest Products - 0.15%
International Paper Co.#	2,100	88,998

Pharmaceuticals - 3.80%
AbbVie, Inc.#	4,000	247,640
Allergan PLC*	300	69,327
Bristol-Myers Squibb Co.#	3,879	285,300
Johnson & Johnson#	9,300	1,128,090
Merck & Co., Inc.#	4,200	241,962
Pfizer, Inc.#	5,100	179,571

74	Annual Report | June 30, 2016

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry Company	Shares	Value

Common Stocks (continued)
Pharmaceuticals (continued)
Shire PLC, ADR	192	$ 35,343

		2,187,233

Professional Services - 0.20%
Nielsen Holdings PLC#	2,200	114,334

Real Estate Investment Trusts (REITs) - 1.31%
American Tower Corp.	800	90,888
Crown Castle International Corp.#	1,200	121,716
Public Storage	1,100	281,149
Simon Property Group, Inc.#	1,200	260,280

		754,033

Road & Rail - 0.18%
Union Pacific Corp.#	1,200	104,700

Semiconductors & Semiconductor Equipment - 1.75%
Applied Materials, Inc.#	12,600	302,022
Intel Corp.#	6,300	206,640
Micron Technology, Inc.*#	8,000	110,080
QUALCOMM, Inc.#	2,800	149,996
Skyworks Solutions, Inc.	400	25,312
Texas Instruments, Inc.#	3,370	211,130

		1,005,180

Software - 2.24%
Adobe Systems, Inc.*	800	76,632
Citrix Systems, Inc.*#	1,100	88,099
Electronic Arts, Inc.*#	2,000	151,520
Hewlett Packard Enterprise Co.#	4,200	76,734
Intuit, Inc.#	1,900	212,059
Microsoft Corp.#	7,400	378,658
Oracle Corp.#	3,860	157,990
salesforce.com, inc.*#	1,900	150,879

		1,292,571

Specialty Retail - 1.08%
AutoZone, Inc.*	600	476,304
Gap, Inc. (The)+	600	12,732
Ross Stores, Inc.#	2,300	130,387

		619,423

Textiles, Apparel & Luxury Goods - 1.47%
NIKE, Inc., Class B#	9,200	507,840
Skechers U.S.A., Inc., Class A*#	11,400	338,808

		846,648

Trading Companies & Distributors - 0.20%
NOW, Inc.*+	200	3,628

Industry Company	Shares	Value

Trading Companies & Distributors (continued)
W.W. Grainger, Inc.	500	$ 113,625

		117,253

TOTAL COMMON STOCKS - 57.92%		33,354,093

(Cost $26,486,322)

Due Date	Discount Rate or Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS - 39.93%
U.S. Treasury Bills - 39.93%
07/14/2016	0.000%(a)	$4,000,000	3,999,820
08/25/2016	0.000%(a)	3,000,000	2,998,977
09/01/2016	0.000%(a)	5,000,000	4,998,000
09/15/2016	0.000%(a)	4,000,000	3,998,280
09/22/2016	0.000%(a)	4,000,000	3,997,776
09/29/2016	0.000%(a)	3,000,000	2,998,044

			22,990,897

TOTAL U.S. GOVERNMENT OBLIGATIONS - 39.93%			22,990,897

(Cost $22,988,416)

	Rate^	Shares	Value

MONEY MARKET FUND - 3.93%
Dreyfus Cash Management Fund	0.30%	2,265,425	2,265,425

TOTAL MONEY MARKET FUND – 3.93%			2,265,425

(Cost $2,265,425)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.33%
Dreyfus Cash Management Fund**	0.30%	189,674	189,674

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 0.33%			189,674

(Cost $189,674)

www.bridgeway.com	75

Managed Volatility Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Value
TOTAL INVESTMENTS - 102.11%	$58,800,089
(Cost $51,929,837)
Liabilities in Excess of Other Assets - (2.11%)	(1,213,927)

NET ASSETS - 100.00%	$57,586,162

*    Non-income producing security.

**   This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.

#    Security subject to call or put option written by the Fund.

^    Rate disclosed as of June 30, 2016.

+    This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $185,838 as of June 30, 2016.

(a) Rate represents the effective yield at purchase.

PLC - Public Limited Company

ADR - American Depositary Receipt

See Notes to Financial Statements.

76	Annual Report | June 30, 2016

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN

Showing percentage of net assets as of June 30, 2016

Company	Number of Contracts	Value

CALL OPTIONS WRITTEN - (0.78%)

3M Co.
Expiring July, 2016 at $170.00	4	$ (2,208)
Abbott Laboratories
Expiring August, 2016 at $38.00	6	(1,014)
AbbVie, Inc.
Expiring August, 2016 at $65.00	12	(960)
AerCap Holdings NV
Expiring July, 2016 at $40.00	11	(550)
Allstate Corp. (The)
Expiring July, 2016 at $67.50	4	(996)
American Electric Power Co., Inc.
Expiring August, 2016 at $67.50	8	(2,560)
American Express Co.
Expiring July, 2016 at $62.50	8	(272)
Amgen, Inc.
Expiring July, 2016 at $165.00	5	(15)
Aon PLC
Expiring July, 2016 at $105.00	5	(1,975)
Apple, Inc.
Expiring August, 2016 at $100.00	115	(13,915)
Applied Materials, Inc.
Expiring July, 2016 at $21.00	38	(10,412)
Archer-Daniels-Midland Co.
Expiring September, 2016 at $44.00	6	(768)
AT&T, Inc.
Expiring September, 2016 at $41.00	15	(3,615)
Automatic Data Processing, Inc.
Expiring August, 2016 at $87.50	4	(1,960)
Bank of America Corp.
Expiring July, 2016 at $14.00	24	(192)
Baxter International, Inc.
Expiring August, 2016 at $45.00	4	(540)
BB&T Corp.
Expiring September, 2016 at $36.00	5	(460)
Bristol-Myers Squibb Co.
Expiring September, 2016 at $75.00	12	(2,568)
Campbell Soup Co.
Expiring August, 2016 at $62.50	50	(22,500)
Expiring August, 2016 at $67.50	6	(810)

		(23,310)
Carnival Corp.
Expiring July, 2016 at $52.50	5	(10)
CenturyLink, Inc.
Expiring July, 2016 at $33.00	13	(26)
Chevron Corp.
Expiring September, 2016 at $105.00	7	(2,170)

Company	Number of Contracts	Value

Cisco Systems, Inc.
Expiring September, 2016 at $29.00	25	$ (1,975)
Citrix Systems, Inc.
Expiring September, 2016 at $90.00	4	(420)
CME Group, Inc.
Expiring September, 2016 at $97.50	50	(16,000)
Cognizant Technology Solutions Corp., Class A
Expiring July, 2016 at $62.50	13	(65)
ConocoPhillips
Expiring August, 2016 at $47.50	5	(345)
Constellation Brands, Inc., Class A
Expiring July, 2016 at $165.00	9	(2,250)
Crown Castle International Corp.
Expiring October, 2016 at $95.00	4	(2,932)
CVS Health Corp.
Expiring August, 2016 at $105.00	4	(40)
Danaher Corp.
Expiring September, 2016 at $100.00	5	(1,850)
DaVita HealthCare Partners, Inc.
Expiring July, 2016 at $75.00	5	(1,475)
Deere & Co.
Expiring September, 2016 at $87.50	6	(666)
Dollar General Corp.
Expiring August, 2016 at $85.00	7	(7,070)
Domino’s Pizza, Inc.
Expiring September, 2016 at $130.00	10	(6,600)
Edwards Lifesciences Corp.
Expiring August, 2016 at $105.00	40	(10,200)
Electronic Arts, Inc.
Expiring September, 2016 at $77.50	6	(2,040)
EMC Corp.
Expiring September, 2016 at $28.00	6	(270)
EOG Resources, Inc.
Expiring July, 2016 at $77.50	3	(1,920)
Express Scripts Holding Co.
Expiring August, 2016 at $77.50	5	(760)
Exxon Mobil Corp.
Expiring July, 2016 at $85.00	18	(15,606)
Facebook, Inc., Class A
Expiring September, 2016 at $125.00	10	(1,800)

www.bridgeway.com	77

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2016

Company	Number of Contracts	Value

Call Options Written (continued)
FedEx Corp.
Expiring July, 2016 at $170.00	4	$ (12)
Ford Motor Co.
Expiring July, 2016 at $13.00	22	(176)
General Electric Co.
Expiring September, 2016 at $31.00	14	(1,722)
General Mills, Inc.
Expiring October, 2016 at $67.50	10	(4,750)
General Motors Co.
Expiring August, 2016 at $30.00	175	(7,175)
Gilead Sciences, Inc.
Expiring August, 2016 at $85.00	50	(12,350)
Goodyear Tire & Rubber Co. (The)
Expiring July, 2016 at $32.00	8	(40)
Halliburton Co.
Expiring July, 2016 at $39.00	5	(3,250)
Hasbro, Inc.
Expiring July, 2016 at $90.00	5	(20)
Hewlett Packard Enterprise Co.
Expiring August, 2016 at $17.00	13	(2,275)
Honeywell International, Inc.
Expiring September, 2016 at $120.00	4	(720)
Hormel Foods Corp.
Expiring September, 2016 at $35.00	26	(6,500)
Expiring September, 2016 at $37.50	64	(7,680)

		(14,180)
HP, Inc.
Expiring August, 2016 at $13.00	18	(558)
Intel Corp.
Expiring August, 2016 at $31.00	19	(4,123)
International Business Machines Corp.
Expiring October, 2016 at $155.00	4	(1,900)
International Paper Co.
Expiring July, 2016 at $41.00	6	(858)
Intuit, Inc.
Expiring July, 2016 at $110.00	6	(1,470)
JetBlue Airways Corp.
Expiring September, 2016 at $17.00	135	(12,825)
Expiring September, 2016 at $19.00	25	(825)

		(13,650)
JM Smucker Co. (The)
Expiring July, 2016 at $130.00	5	(10,655)

Company	Number of Contracts	Value

Johnson & Johnson
Expiring July, 2016 at $110.00	50	$(55,850)
Expiring July, 2016 at $115.00	20	(12,500)

		(68,350)
JPMorgan Chase & Co.
Expiring July, 2016 at $62.50	14	(1,162)
Juniper Networks, Inc.
Expiring July, 2016 at $25.00	25	(300)
Kimberly-Clark Corp.
Expiring July, 2016 at $140.00	4	(160)
Kroger Co. (The)
Expiring July, 2016 at $37.50	15	(450)
Marathon Petroleum Corp.
Expiring July, 2016 at $42.50	7	(140)
MasterCard, Inc., Class A
Expiring July, 2016 at $100.00	4	(8)
McDonald’s Corp.
Expiring September, 2016 at $125.00	4	(524)
Merck & Co., Inc.
Expiring July, 2016 at $57.50	12	(816)
Micron Technology, Inc.
Expiring July, 2016 at $12.00	24	(4,512)
Microsoft Corp.
Expiring August, 2016 at $52.50	22	(2,574)
Mondelez International, Inc.
Expiring September, 2016 at $45.00	11	(2,574)
Monsanto Co.
Expiring July, 2016 at $92.50	5	(5,775)
Nielsen Holdings PLC
Expiring August, 2016 at $55.00	7	(525)
NIKE, Inc., Class B
Expiring July, 2016 at $62.50	14	(28)
Expiring October, 2016 at $57.50	50	(8,950)

		(8,978)
Northrop Grumman Corp.
Expiring August, 2016 at $220.00	4	(2,888)
Occidental Petroleum Corp.
Expiring August, 2016 at $77.50	4	(1,196)
Omnicom Group, Inc.
Expiring October, 2016 at $85.00	4	(860)
Oracle Corp.
Expiring July, 2016 at $43.00	10	(40)
PayPal Holdings, Inc.
Expiring July, 2016 at $40.00	5	(55)

78	Annual Report | June 30, 2016

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2016

Company	Number of Contracts	Value

Call Options Written (continued)
PepsiCo, Inc.
Expiring July, 2016 at $105.00	4	$ (780)
Pfizer, Inc.
Expiring September, 2016 at $36.00	15	(855)
Phillips 66
Expiring August, 2016 at $82.50	5	(670)
PNC Financial Services Group, Inc. (The)
Expiring August, 2016 at $92.50	6	(60)
Praxair, Inc.
Expiring October, 2016 at $115.00	4	(1,360)
Progressive Corp. (The)
Expiring August, 2016 at $36.00	10	(200)
QUALCOMM, Inc.
Expiring August, 2016 at $57.50	9	(450)
Raytheon Co.
Expiring August, 2016 at $140.00	6	(852)
Ross Stores, Inc.
Expiring August, 2016 at $57.50	7	(1,197)
salesforce.com, Inc.
Expiring August, 2016 at $85.00	6	(792)
Santander Consumer USA Holdings, Inc.
Expiring October, 2016 at $11.00	145	(16,675)
Scripps Networks Interactive, Inc., Class A
Expiring September, 2016 at $65.00	90	(16,650)
Simon Property Group, Inc.
Expiring October, 2016 at $210.00	4	(5,400)
Skechers U.S.A., Inc., Class A
Expiring August, 2016 at $30.00	114	(23,370)
Southwest Airlines Co.
Expiring September, 2016 at $44.00	40	(2,600)
Starbucks Corp.
Expiring August, 2016 at $57.50	8	(1,224)
State Street Corp.
Expiring August, 2016 at $65.00	4	(28)
Target Corp.
Expiring July, 2016 at $82.50	7	(42)
Texas Instruments, Inc.
Expiring July, 2016 at $60.00	8	(2,200)
Thermo Fisher Scientific, Inc.
Expiring September, 2016 at $155.00	4	(800)
Travelers Cos., Inc. (The)
Expiring July, 2016 at $115.00	10	(4,000)

Company	Number of Contracts	Value

Twenty-First Century Fox, Inc., Class A
Expiring July, 2016 at $30.00	11	$ (55)
Tyco International PLC
Expiring July, 2016 at $37.00	13	(7,995)
Union Pacific Corp.
Expiring August, 2016 at $90.00	4	(740)
UnitedHealth Group, Inc.
Expiring September, 2016 at $145.00	10	(2,950)
Valero Energy Corp.
Expiring September, 2016 at $55.00	85	(9,350)
VeriSign, Inc.
Expiring September, 2016 at $85.00	38	(18,810)
Wal-Mart Stores, Inc.
Expiring September, 2016 at $72.50	8	(1,816)
Western Digital Corp.
Expiring July, 2016 at $47.50	5	(735)
Yum! Brands, Inc.
Expiring July, 2016 at $85.00	3	(315)

TOTAL CALL OPTIONS WRITTEN – (0.78%)		(449,522)

(Premiums received $(388,392))

PUT OPTIONS WRITTEN - (0.81%)

AerCap Holdings NV
Expiring October, 2016 at $35.00	90	(35,100)
Aflac, Inc.
Expiring August, 2016 at $65.00	85	(3,315)
American Financial Group, Inc.
Expiring September, 2016 at $70.00	20	(3,100)
American International Group, Inc.
Expiring August, 2016 at $52.50	80	(13,840)
AmerisourceBergen Corp.
Expiring August, 2016 at $70.00	30	(1,410)
Expiring August, 2016 at $75.00	20	(2,900)

		(4,310)
Antero Resources Corp.
Expiring August, 2016 at $25.00	80	(10,000)
Bank of Nova Scotia (The)
Expiring September, 2016 at $45.00	125	(12,500)
Barrick Gold Corp.
Expiring August, 2016 at $20.00	225	(23,175)
CA, Inc.
Expiring August, 2016 at $30.00	20	(720)

www.bridgeway.com	79

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Showing percentage of net assets as of June 30, 2016

Company	Number of Contracts	Value

Put Options Written (continued)
Campbell Soup Co.
Expiring August, 2016 at $62.50	20	$ (1,700)
Canadian Imperial Bank of Commerce
Expiring September, 2016 at $75.00	30	(9,600)
Citigroup, Inc.
Expiring August, 2016 at $45.00	105	(38,010)
Clorox Co. (The)
Expiring July, 2016 at $125.00	9	(108)
Delphi Automotive PLC
Expiring August, 2016 at $65.00	40	(19,200)
Delta Air Lines, Inc.
Expiring September, 2016 at $40.00	130	(62,400)
Digital Realty Trust, Inc.
Expiring October, 2016 at $100.00	30	(6,600)
Edwards Lifesciences Corp.
Expiring August, 2016 at $95.00	50	(14,500)
Everest Re Group, Ltd.
Expiring October, 2016 at $170.00	20	(9,200)
Ford Motor Co.
Expiring August, 2016 at $13.00	355	(30,175)
Expiring July, 2016 at $13.00	45	(2,520)

		(32,695)
General Electric Co.
Expiring September, 2016 at $30.00	50	(2,800)
Ingredion, Inc.
Expiring July, 2016 at $105.00	30	(3,450)
Kellogg Co.
Expiring September, 2016 at $72.50	50	(4,250)
Kroger Co. (The)
Expiring July, 2016 at $37.50	40	(4,080)
Manulife Financial Corp.
Expiring September, 2016 at $13.00	170	(10,200)
ONEOK, Inc.
Expiring September, 2016 at $42.50	10	(1,750)
Reinsurance Group of America, Inc.
Expiring July, 2016 at $95.00	10	(3,200)
Silver Wheaton Corp.
Expiring September, 2016 at $20.00	150	(9,300)
Southwest Airlines Co.
Expiring September, 2016 at $40.00	120	(33,240)
Spirit AeroSystems Holdings, Inc.
Expiring July, 2016 at $45.00	117	(40,950)

Company	Number of Contracts	Value

Toronto-Dominion Bank (The)
Expiring October, 2016 at $42.50	56	$ (11,480)
Tyson Foods, Inc.
Expiring July, 2016 at $65.00	20	(1,500)
Ulta Salon Cosmetics & Fragrance, Inc.
Expiring September, 2016 at $230.00	30	(27,270)
UnitedHealth Group, Inc.
Expiring September, 2016 at $135.00	40	(12,400)

TOTAL PUT OPTIONS WRITTEN – (0.81%)		(465,943)

(Premiums received $(491,574))

TOTAL OPTIONS WRITTEN – (1.59%)		$(915,465)

(Premiums received $(879,966))

80	Annual Report | June 30, 2016

Managed Volatility Fund SCHEDULE OF OPTIONS WRITTEN (continued)

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):

	Assets Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$33,354,093	$—	$—	$33,354,093
U.S. Government Obligations	—	22,990,897	—	22,990,897
Money Market Fund	—	2,265,425	—	2,265,425
Investments Purchased with Cash Proceeds from Securities Lending	—	189,674	—	189,674

TOTAL	$33,354,093	$25,445,996	$—	$58,800,089

	Liabilities Table
	Valuation Inputs
	Investment in Securities (Value)
	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Options Written	$(686,292)	$(229,173)	$—	$(915,465)

TOTAL	$(686,292)	$(229,173)	$—	$(915,465)

See Notes to Financial Statements.

www.bridgeway.com	81

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

ASSETS	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Investments at value	$234,894,990	$122,939,949	$386,713,261
Receivables:
Portfolio securities sold	4,568,513	399,429	1,971,778
Fund shares sold	14,896	-	145,534
Dividends and interest	228,775	156,790	392,801
Receivable from investment adviser	-	-	-
Deposits with brokers	-	-	-
Prepaid expenses	35,281	12,856	41,433

Total assets	239,742,455	123,509,024	389,264,807

LIABILITIES
Payables:
Portfolio securities purchased	4,618,962	52,841	647,826
Fund shares redeemed	96,839	-	161,265
Due to custodian	-	-	-
Loan payable	-	613,000	1,326,000
Payable upon return of securities loaned	27,647,275	21,256,738	55,281,243
Accrued Liabilities:
Investment adviser fees	37,138	74,968	137,092
Administration fees	4,098	2,005	6,621
Directors’ fees	129	62	210
Other	108,937	58,697	169,160
Call options written at value	-	-	-
Put options written at value	-	-	-

Total liabilities	32,513,378	22,058,311	57,729,417

NET ASSETS	$207,229,077	$101,450,713	$331,535,390

NET ASSETS REPRESENT
Paid-in capital	$294,880,052	$105,716,288	$275,395,483
Undistributed net investment income	1,255,290	1,155,911	3
Accumulated net realized gain (loss) on investments	(102,383,074)	(9,065,474)	16,221,667
Net unrealized appreciation on investments	13,476,809	3,643,988	39,918,237

NET ASSETS	$207,229,077	$101,450,713	$331,535,390

Shares of common stock outstanding of $.001 par value*	3,785,160	3,903,469	25,967,023

Net asset value, offering price and redemption price per share	$54.75	$25.99	$12.77(a	)

Total investments at cost	$221,418,181	$119,295,961	$346,795,024
Premiums received on call options written	$-	$-	$-
Premiums received on put options written	$-	$-	$-

*	See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.
(a)	Redemption of shares held less than six months may be charged a 2% redemption fee. See Note 8.

See	Notes to Financial Statements.

82	Annual Report | June 30, 2016

Small-Cap		Small-Cap	Small-Cap	Blue Chip 35	Managed
Momentum		Growth	Value	Index	Volatility

$4,780,229		$ 43,617,838	$66,040,036	$570,888,405	$58,800,089

-		3,973,718	-	41,356,998	-
-		33,818	5,031	1,642,952	9,707
5,088		39,015	78,998	489,281	22,295
9,623		-	-	20,717	-
-		-	-	-	51
10,421		7,761	10,742	60,698	17,531

4,805,361		47,672,150	66,134,807	614,459,051	58,849,673

15,833		3,357,615	-	733,340	2,203
-		30,323	29,225	1,192,861	82,856
-		-	-	28,126,677	-
-		-	-	12,561,000	-
580,846		7,838,131	7,289,239	-	189,674

-		9,834	22,201	-	15,829
82		724	1,161	12,132	1,157
2		28	33	441	43
33,009		41,852	52,443	189,011	56,284
-		-	-	-	449,522
-		-	-	-	465,943

629,772		11,278,507	7,394,302	42,815,462	1,263,511

$4,175,589		$ 36,393,643	$58,740,505	$571,643,589	$57,586,162

$3,904,426		$ 45,254,166	$81,176,616	$371,960,600	$54,175,497
24,077		128,428	602,805	6,660,578	171,214
(10,441)		(12,694,984)	(23,065,889)	(8,791,292)	(3,595,302)
257,527		3,706,033	26,973	201,813,703	6,834,753

$4,175,589		$ 36,393,643	$58,740,505	$571,643,589	$57,586,162

362,848		1,790,353	2,814,085	46,542,827	4,054,124

$ 11.51(a	)	$ 20.33	$ 20.87	$ 12.28	$ 14.20

$4,522,702		$ 39,911,805	$66,013,063	$369,074,702	$51,929,837
$ -		$ -	$ -	$ -	$ 388,392
$ -		$ -	$ -	$ -	$ 491,574

www.bridgeway.com	83

STATEMENTS OF OPERATIONS

Year Ended June 30, 2016

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
INVESTMENT INCOME
Dividends	$2,275,518	$1,195,488	$ 3,862,772
Less: foreign taxes withheld	(31,457)	(2,783)	-
Interest	-	-	-
Securities lending	368,605	1,210,786	1,923,013
Total Investment Income	2,612,666	2,403,491	5,785,785

EXPENSES
Investment advisory fees - Base fees	1,947,961	974,580	1,743,936
Investment advisory fees - Performance adjustment	(1,168,525)	-	-
Administration fees	52,483	26,245	84,553
Accounting fees	76,359	65,755	118,080
Transfer agent fees	139,219	61,697	107,850
Audit fees	22,212	15,092	31,471
Legal fees	28,954	14,479	46,551
Custody fees	5,801	15,958	22,393
Blue sky fees	24,615	11,455	26,292
Directors’ and officers’ fees	22,357	11,125	35,889
Shareholder servicing fees	130,747	33,200	296,354
Reports to shareholders	32,868	13,656	51,189
Miscellaneous expenses	42,303	23,178	63,901
Total Expenses	1,357,354	1,266,420	2,628,459
Less investment advisory fees waived	-	-	(11,691)
Less expenses reimbursed by investment adviser	-	-	-
Net Expenses	1,357,354	1,266,420	2,616,768
NET INVESTMENT INCOME	1,255,312	1,137,071	3,169,017

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Gain (Loss) on:
Investments	(2,615,832)	(5,021,149)	28,557,753
Written options	-	-	-
Futures contracts	-	-	-
Net Realized Gain (Loss)	(2,615,832)	(5,021,149)	28,557,753
Change in Unrealized Appreciation (Depreciation) on:
Investments	(17,416,880)	(13,372,489)	(75,235,595)
Written options	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	(17,416,880)	(13,372,489)	(75,235,595)
Net Realized and Unrealized Gain (Loss) on Investments	(20,032,712)	(18,393,638)	(46,677,842)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(18,777,400)	$(17,256,567)	$(43,508,825)

See Notes to Financial Statements.

84	Annual Report | June 30, 2016

Small-Cap Momentum	Small-Cap Growth	Small-Cap Value	Blue Chip 35 Index	Managed Volatility

$ 57,603	$283,417	$1,281,750	$14,656,191	$677,392
(386)	-	-	-	-
-	-	-	-	32,890
8,035	182,496	181,790	-	1,638
65,252	465,913	1,463,540	14,656,191	711,920

23,614	214,677	374,165	456,584	342,685
-	15,481	16,421	-	-
1,039	8,691	15,113	138,359	13,892
61,821	53,525	56,757	118,544	66,987
34,679	54,802	66,236	53,375	48,442
9,286	11,506	12,678	44,674	18,296
580	4,702	8,391	75,141	9,996
11,367	4,070	3,089	9,594	7,738
19,491	22,501	23,966	55,141	24,414
442	3,704	6,407	59,149	5,920
3,267	21,979	39,889	186,944	44,531
557	6,178	9,721	123,041	9,397
3,496	7,340	12,803	110,612	10,568
169,639	429,156	645,636	1,431,158	602,866
(23,614)	(93,109)	(59,286)	(456,584)	(65,740)
(107,392)	-	-	(115,377)	-
38,633	336,047	586,350	859,197	537,126
26,619	129,866	877,190	13,796,994	174,794

(11,415)	470,966	(2,163,966)	11,244,582	(2,022,424)
-	-	-	-	2,277,709
-	-	-	-	315,961
(11,415)	470,966	(2,163,966)	11,244,582	571,246

(179,316)	(2,039,755)	(2,863,660)	6,959,629	68,174
-	-	-	-	(186,294)
(179,316)	(2,039,755)	(2,863,660)	6,959,629	(118,120)
(190,731)	(1,568,789)	(5,027,626)	18,204,211	453,126
$(164,112)	$(1,438,923)	$(4,150,436)	$32,001,205	$627,920

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STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Investors 1		Ultra-Small Company
	Year Ended June 30,		Year Ended June 30,
	2016	2015	2016	2015

OPERATIONS
Net investment income	$1,255,312	$99,006	$1,137,071	$945,005
Net realized gain (loss) on investments	(2,615,832)	25,307,168	(5,021,149)	(1,713,902)
Net change in unrealized appreciation (depreciation) on investments	(17,416,880)	(13,663,556)	(13,372,489)	(10,407,890)
Net increase (decrease) in net assets resulting from operations	(18,777,400)	11,742,618	(17,256,567)	(11,176,787)

DISTRIBUTIONS:
From net investment income	(99,024)	(540,861)	(1,116,218)	(1,052,434)
From net realized gains	-	-	-	(27,750,353)
Net decrease in net assets from distributions	(99,024)	(540,861)	(1,116,218)	(28,802,787)

SHARE TRANSACTIONS:
Proceeds from sale of shares	12,201,386	9,973,079	1,946,202	1,395,869
Reinvestment of distributions	95,200	511,322	1,038,194	27,164,352
Cost of shares redeemed	(34,237,152)	(33,042,204)	(10,877,563)	(13,194,608)
Redemption fees	-	-	-	-
Net increase (decrease) in net assets resulting from share transactions	(21,940,566)	(22,557,803)	(7,893,167)	15,365,613
Net decrease in net assets	(40,816,990)	(11,356,046)	(26,265,952)	(24,613,961)

NET ASSETS:
Beginning of year	248,046,067	259,402,113	127,716,665	152,330,626
End of year**	$207,229,077	$248,046,067	$101,450,713	$127,716,665

SHARES ISSUED & REDEEMED
Issued	226,120	172,109	71,929	41,473
Distributions reinvested	1,751	9,139	39,808	906,990
Redeemed	(636,420)	(563,075)	(413,482)	(384,777)
Net increase (decrease)	(408,549)	(381,827)	(301,745)	563,686
Outstanding at beginning of year	4,193,709	4,575,536	4,205,214	3,641,528
Outstanding at end of year	3,785,160	4,193,709	3,903,469	4,205,214

** Including undistributed net investment income of:	$1,255,290	$99,002	$1,155,911	$596,067

See Notes to Financial Statements.

86	Annual Report | June 30, 2016

Ultra-Small Company Market		Small-Cap Momentum
Year Ended June 30,		Year Ended June 30,
2016	2015	2016	2015

$3,169,017	$2,968,400	$26,619	$40,172
28,557,753	33,400,024	(11,415)	142,632

(75,235,595)	(23,058,470)	(179,316)	11,922

(43,508,825)	13,309,954	(164,112)	194,726

(3,152,924)	(3,294,374)	(9,442)	(27,463)
(37,504,226)	(37,828,878)	(115,288)	(442,934)
(40,657,150)	(41,123,252)	(124,730)	(470,397)

52,017,890	46,724,160	261,156	181,242
39,249,741	39,489,770	124,006	467,987
(78,477,718)	(79,731,098)	(1,043,587)	(1,145,289)
58,448	87,151	303	28

12,848,361	6,569,983	(658,122)	(496,032)
(71,317,614)	(21,243,315)	(946,964)	(771,703)

402,853,004	424,096,319	5,122,553	5,894,256
$331,535,390	$402,853,004	$4,175,589	$5,122,553

3,904,938	2,862,947	22,889	14,977
3,073,590	2,643,224	10,802	42,390
(5,905,983)	(4,894,380)	(87,732)	(93,856)
1,072,545	611,791	(54,041)	(36,489)
24,894,478	24,282,687	416,889	453,378
25,967,023	24,894,478	362,848	416,889

$3	$3	$24,077	$9,442

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STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Small-Cap Growth		Small-Cap Value
	Year Ended June 30,		Year Ended June 30,
	2016	2015	2016	2015

OPERATIONS
Net investment income (loss)	$129,866	$(23,592)	$877,190	$1,006,371
Net realized gain (loss) on investments	470,966	4,000,306	(2,163,966)	5,855,994
Net change in unrealized appreciation (depreciation) on investments	(2,039,755)	481,668	(2,863,660)	(8,924,705)
Net increase (decrease) in net assets resulting from operations	(1,438,923)	4,458,382	(4,150,436)	(2,062,340)

DISTRIBUTIONS:
From net investment income	-	(21,907)	(1,200,493)	(581,377)
Net decrease in net assets from distributions	-	(21,907)	(1,200,493)	(581,377)

SHARE TRANSACTIONS:
Proceeds from sale of shares	8,174,017	4,488,921	2,974,064	5,477,606
Reinvestment of distributions	-	20,925	1,160,995	548,083
Cost of shares redeemed	(7,142,746)	(5,563,663)	(13,284,863)	(15,922,282)
Net increase (decrease) in net assets resulting from share transactions	1,031,271	(1,053,817)	(9,149,804)	(9,896,593)

Net increase (decrease) in net assets	(407,652)	3,382,658	(14,500,733)	(12,540,310)

NET ASSETS:
Beginning of year	36,801,295	33,418,637	73,241,238	85,781,548
End of year*	$36,393,643	$36,801,295	$58,740,505	$73,241,238

SHARES ISSUED & REDEEMED
Issued.	417,698	228,708	146,711	248,054
Distributions reinvested	-	1,168	57,532	26,087
Redeemed	(365,757)	(280,771)	(660,493)	(723,093)
Net increase (decrease)	51,941	(50,895)	(456,250)	(448,952)
Outstanding at beginning of year	1,738,412	1,789,307	3,270,335	3,719,287
Outstanding at end of year	1,790,353	1,738,412	2,814,085	3,270,335

* Including undistributed net investment income of:	$128,428	$-	$602,805	$941,370

See Notes to Financial Statements.

88	Annual Report | June 30, 2016

Blue Chip 35 Index		Managed Volatility
Year Ended June 30,		Year Ended June 30,
2016	2015	2016	2015

$13,796,994	$13,543,483	$174,794	$15,857
11,244,582	4,936,744	571,246	950,869
6,959,629	16,801,251	(118,120)	(716,847)
32,001,205	35,281,478	627,920	249,879

(14,480,684)	(11,713,217)	(15,844)	(59,691)
(14,480,684)	(11,713,217)	(15,844)	(59,691)

197,709,355	187,796,541	13,489,567	24,595,261
13,464,160	11,360,966	15,001	55,735
(257,873,552)	(178,887,373)	(15,538,847)	(12,740,758)
(46,700,037)	20,270,134	(2,034,279)	11,910,238

(29,179,516)	43,838,395	(1,422,203)	12,100,426

600,823,105	556,984,710	59,008,365	46,907,939
$571,643,589	$600,823,105	$57,586,162	$59,008,365

16,712,171	16,033,306	970,595	1,745,954
1,130,492	1,007,178	1,078	4,036
(22,178,814)	(15,052,751)	(1,118,179)	(913,317)
(4,336,151)	1,987,733	(146,506)	836,673
50,878,978	48,891,245	4,200,630	3,363,957
46,542,827	50,878,978	4,054,124	4,200,630

$6,660,578	$7,344,268	$171,214	$15,835

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

AGGRESSIVE INVESTORS 1

	Year Ended June 30

	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$59.15	$56.69	$43.21	$33.13	$38.19

Income from Investment Operations:
Net Investment Income(a)	0.31	0.02	0.11	0.65	0.62
Net Realized and Unrealized Gain (Loss)	(4.69)	2.56	13.73	9.84	(4.37)

Total from Investment Operations	(4.38)	2.58	13.84	10.49	(3.75)

Less Distributions to Shareholders from:
Net Investment Income	(0.02)	(0.12)	(0.36)	(0.41)	(1.31)

Total Distributions	(0.02)	(0.12)	(0.36)	(0.41)	(1.31)

Net Asset Value, End of Year	$54.75	$59.15	$56.69	$43.21	$33.13

Total Return	(7.40%)	4.57%	32.14%	31.92%	(9.57%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$207,229	$248,046	$259,402	$221,337	$206,010
Expenses Before Waivers and Reimbursements	0.63%(b)	1.32%	1.01%	0.74%(b)	(0.04%)(b)
Expenses After Waivers and Reimbursements	0.63%	1.32%	1.01%	0.74%	(0.04%)
Net Investment Income After Waivers and Reimbursements	0.58%	0.04%	0.22%	1.69%	1.86%
Portfolio Turnover Rate	124%	107%	125%	149%	125%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	For the years ended June 30, 2012, June 30, 2013, and June 30, 2016 the expense ratio was significantly lower than in other years, due to a negative performance adjustment to the investment advisory fee. Please refer to Note 3 of the Notes to Financial Statements for further information. The rate shown may not be indicative of the rate going forward.

See Notes to Financial Statements.

90	Annual Report | June 30, 2016

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY

	Year Ended June 30
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$30.37	$41.83	$39.36	$27.57	$29.65

Income from Investment Operations:
Net Investment Income(a)	0.28	0.24	0.41	0.43	0.13
Net Realized and Unrealized Gain (Loss)	(4.39)	(3.53)	8.33	11.38	(1.79)

Total from Investment Operations	(4.11)	(3.29)	8.74	11.81	(1.66)

Less Distributions to Shareholders from:
Net Investment Income	(0.27)	(0.30)	(0.76)	(0.02)	(0.42)
Net Realized Gain	-	(7.87)	(5.51)	-	-

Total Distributions	(0.27)	(8.17)	(6.27)	(0.02)	(0.42)

Net Asset Value, End of Year	$25.99	$30.37	$41.83	$39.36	$27.57

Total Return	(13.53)%	(7.60)%	23.72%	42.85%	(5.41%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$101,451	$127,717	$152,331	$132,064	$102,110
Expenses Before Waivers and Reimbursements	1.17%	1.11%	1.10%	1.17%	1.22%
Expenses After Waivers and Reimbursements	1.17%	1.11%	1.10%	1.17%	1.22%
Net Investment Income After Waivers and Reimbursements	1.05%	0.68%	0.98%	1.33%	0.49%
Portfolio Turnover Rate	101%	90%	99%	89%	93%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.

See Notes to Financial Statements.

www.bridgeway.com	91

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

ULTRA-SMALL COMPANY MARKET

	Year Ended June 30
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16.18	$17.46	$15.44	$14.67	$15.34

Income from Investment Operations:
Net Investment Income(a)	0.12	0.12	0.12	0.22	0.12
Net Realized and Unrealized Gain (Loss)	(1.87)	0.38	3.66	3.49	(0.09)

Total from Investment Operations	(1.75)	0.50	3.78	3.71	0.03

Less Distributions to Shareholders from:
Net Investment Income	(0.13)	(0.14)	(0.18)	(0.40)	(0.14)
Net Realized Gain	(1.53)	(1.64)	(1.59)	(2.54)	(0.56)

Total Distributions	(1.66)	(1.78)	(1.77)	(2.94)	(0.70)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.01	0.00(b)	0.00(b)

Net Asset Value, End of Year	$12.77	$16.18	$17.46	$15.44	$14.67

Total Return	(10.83%)(c)	3.72%	25.48%	29.95%(c)	1.05%(c)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$331,535	$402,853	$424,096	$341,647	$302,432
Expenses Before Waivers and Reimbursements	0.75%	0.73%	0.72%	0.79%	0.83%
Expenses After Waivers and Reimbursements	0.75%	0.73%	0.72%	0.75%	0.75%
Net Investment Income After Waivers and Reimbursements	0.91%	0.74%	0.73%	1.52%	0.86%
Portfolio Turnover Rate	41%	32%	29%	41%	31%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

92	Annual Report | June 30, 2016

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP MOMENTUM

	Year Ended June 30
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.29	$13.00	$12.19	$11.25	$12.74

Income from Investment Operations:
Net Investment Income(a)	0.07	0.09	0.01	0.10	0.04
Net Realized and Unrealized Gain (Loss)	(0.50)	0.37	2.29	2.20	(0.35)

Total from Investment Operations	(0.43)	0.46	2.30	2.30	(0.31)

Less Distributions to Shareholders from:
Net Investment Income	(0.03)	(0.07)	(0.02)	(0.19)	(0.01)
Net Realized Gain	(0.32)	(1.10)	(1.47)	(1.17)	(1.18)

Total Distributions	(0.35)	(1.17)	(1.49)	(1.36)	(1.19)

Paid in Capital from Redemption Fees(a)	0.00(b)	0.00(b)	0.00(b)	0.00(b)	0.01

Net Asset Value, End of Year	$11.51	$12.29	$13.00	$12.19	$11.25

Total Return(c)	(3.48%)	4.54%	19.46%	22.31%	(1.40%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$4,176	$5,123	$5,894	$4,437	$2,070
Expenses Before Waivers and
Reimbursements	3.95%	3.36%	3.08%	5.42%	5.73%
Expenses After Waivers and Reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income After Waivers and Reimbursements	0.62%	0.77%	0.07%	0.89%	0.38%
Portfolio Turnover Rate	184%	198%	242%	264%	230%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

www.bridgeway.com	93

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP GROWTH

	Year Ended June 30
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$21.17	$18.68	$15.11	$11.63	$12.42

Income from Investment Operations:
Net Investment Income (Loss)(a)	0.07	(0.01)	0.01	0.08	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.91)	2.51	3.63	3.40	(0.77)

Total from Investment Operations	(0.84)	2.50	3.64	3.48	(0.79)

Less Distributions to Shareholders from:
Net Investment Income	-	(0.01)	(0.07)	-	0.00(b)

Total Distributions	-	(0.01)	(0.07)	-	0.00(b)

Net Asset Value, End of Year	$20.33	$21.17	$18.68	$15.11	$11.63

Total Return(c)	(3.97%)	13.41%	24.11%	29.92%	(6.35%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$36,394	$36,801	$33,419	$30,605	$31,778
Expenses Before Waivers and Reimbursements	1.20%	1.08%	1.07%	1.13%	1.08%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income (Loss) After Waivers and Reimbursements	0.36%	(0.07%)	0.06%	0.60%	(0.14%)
Portfolio Turnover Rate	137%	123%	121%	78%	63%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

94	Annual Report | June 30, 2016

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

SMALL-CAP VALUE

	Year Ended June 30

	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$22.40	$23.06	$19.21	$14.82	$15.12

Income from Investment Operations:
Net Investment Income(a)	0.29	0.29	0.15	0.29	0.15
Net Realized and Unrealized Gain (Loss)	(1.43)	(0.78)	3.80	4.46	(0.26)

Total from Investment Operations	(1.14)	(0.49)	3.95	4.75	(0.11)

Less Distributions to Shareholders from:
Net Investment Income	(0.39)	(0.17)	(0.10)	(0.36)	(0.19)

Total Distributions	(0.39)	(0.17)	(0.10)	(0.36)	(0.19)

Net Asset Value, End of Year	$20.87	$22.40	$23.06	$19.21	$14.82

Total Return	(5.02%)(b)	(2.10%)(b)	20.63%(b)	32.49%	(0.59%)(b)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$58,741	$73,241	$85,782	$79,248	$67,610
Expenses Before Waivers and Reimbursements	1.03%	0.98%	0.97%	0.91%	0.99%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.91%	0.94%
Net Investment Income After Waivers and Reimbursements	1.41%	1.30%	0.71%	1.71%	1.10%
Portfolio Turnover Rate	62%	74%	83%	64%	49%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

BLUE CHIP 35 INDEX

	Year Ended June 30

	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$11.81	$11.39	$9.59	$8.16	$7.60

Income from Investment Operations:
Net Investment Income(a)	0.28	0.26	0.23	0.21	0.17
Net Realized and Unrealized Gain	0.49	0.39	1.77	1.46	0.55

Total from Investment Operations	0.77	0.65	2.00	1.67	0.72

Less Distributions to Shareholders from:
Net Investment Income	(0.30)	(0.23)	(0.20)	(0.24)	(0.16)

Total Distributions	(0.30)	(0.23)	(0.20)	(0.24)	(0.16)

Net Asset Value, End of Year	$12.28	$11.81	$11.39	$9.59	$8.16

Total Return(b)	6.60%	5.77%	21.11%	20.89%	9.72%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$571,644	$600,823	$556,985	$463,146	$264,161
Expenses Before Waivers and Reimbursements	0.25%	0.23%	0.25%	0.27%	0.29%
Expenses After Waivers and Reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income After Waivers and Reimbursements	2.42%	2.19%	2.20%	2.36%	2.28%
Portfolio Turnover Rate	23%	19%	28%	28%	33%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

96	Annual Report | June 30, 2016

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

MANAGED VOLATILITY

	Year Ended June 30

	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$14.05	$13.94	$12.75	$11.94	$11.58

Income from Investment Operations:
Net Investment Income(a)	0.04	0.00(b)	0.02	0.05	0.04
Net Realized and Unrealized Gain	0.11	0.13	1.20	0.81	0.39

Total from Investment Operations	0.15	0.13	1.22	0.86	0.43

Less Distributions to Shareholders from:
Net Investment Income	0.00(b)	(0.02)	(0.03)	(0.05)	(0.07)

Total Distributions	0.00(b)	(0.02)	(0.03)	(0.05)	(0.07)

Net Asset Value, End of Year	$14.20	$14.05	$13.94	$12.75	$11.94

Total Return(c)	1.10%	0.92%	9.61%	7.23%	3.74%

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$57,586	$59,008	$46,908	$26,703	$23,705
Expenses Before Waivers and Reimbursements	1.06%	1.04%	1.14%	1.35%	1.43%
Expenses After Waivers and Reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Net Investment Income After Waivers and Reimbursements	0.31%	0.03%	0.17%	0.37%	0.39%
Portfolio Turnover Rate	54%	38%	39%	45%	41%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Amount represents less than $0.005.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 10 investment funds as of June 30, 2016. The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in this report (each is referred to as a “Fund” and collectively, the “Funds”). The Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds are included in a separate report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2016, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

The Ultra-Small Company Fund is open to existing investors (direct only).

All of the Funds are no-load, diversified funds.

The Aggressive Investors 1 Fund seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three year intervals or more).

The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, and Small-Cap Value Funds seek to provide a long-term total return on capital, primarily through capital appreciation.

The Blue Chip 35 Index Fund seeks to provide long-term total return on capital, primarily through capital appreciation, but also some income.

The Managed Volatility Fund seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities, Options, Futures and Other Investments Valuation Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Fixed income securities are valued on the basis of current market quotations provided by a pricing service. Options are valued at the close if there is trading volume and, if there is no trading volume, the options are valued at the bid on long positions and the ask on the short positions.

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Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAVs may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

The inputs and valuation techniques used to determine the value of a Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by each Fund, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2016 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2016, the Ultra-Small Company Market Fund transferred a security with a value of $436,985 from Level 2 to Level 1, due to the market becoming active. There were no transfers between Level 1 and Level 2 in any of the other Funds. Details regarding transfers into, and transfers out of, Level 3 can be found at the end of each Schedule of Investments for Funds that held Level 3 securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or re-pledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2016:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[2]	Net Amount

Aggressive Investors 1
Securities lending	$27,172,480	-	$27,172,480	-	$27,172,480	-

Ultra-Small Company
Securities lending	$20,728,150	-	$20,728,150	-	$20,728,150	-

Ultra-Small Company Market
Securities lending	$52,923,212	-	$52,923,212	-	$52,923,212	-

Small-Cap Momentum
Securities lending	$573,566	-	$573,566	-	$573,566	-

Small-Cap Growth
Securities lending	$7,707,161	-	$7,707,161	-	$7,707,161	-

Small-Cap Value
Securities lending	$7,205,943	-	$7,205,943	-	$7,205,943	-

Managed Volatility
Securities lending	$185,838	-	$185,838	-	$185,838	-

[1]	Securities loaned with a value of $95,222 and $1,800,954 in Ultra-Small Company Market and Small-Cap Growth, respectively, have been sold and are pending settlement on July 1, 2016.
[2]	Collateral with a value of $27,647,275, $21,256,738, $55,281,243, $580,846, $7,838,131, $7,289,239, and $189,674 has been received in connection with securities lending of Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, and Managed Volatility Funds, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

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June 30, 2016

It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2016 the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks, bonds and call and put options. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date. Particularly related to the Managed Volatility Fund, discounts and premiums are accreted/amortized on the effective interest method.

Fund expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets or other appropriate basis.

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Derivatives

The Funds’ use of derivatives for the year ended June 30, 2016 was limited to futures contracts, purchased options, and written options. The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds, categorized by primary underlying risk.

Primary Underlying Risk/Fund	Derivative Assets	Derivative Liabilities	Location on Statement of Assets and Liabilities

Equity Risk
Managed Volatility:
Written Call Options	-	$449,522	Call options written at value
Written Put Options	-	465,943	Put options written at value

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Primary Underlying Risk/Fund	Amount of Realized Gain (Loss) on Derivatives	Amount of Unrealized Gain (Loss) on Derivatives	Location of Gain (Loss) in the Statement of Operations

Equity Risk
Aggressive Investors 1:
Call Options Purchased	$(102,534)	$-	Realized Gain (Loss) on Investments

Managed Volatility:
Written Options	$2,277,709		Realized Gain (Loss) on Written Options and
			Change in Unrealized Appreciation
		$(186,294)	(Depreciation) on Written Options
Futures Contracts	$315,961	$-	Realized Gain (Loss) on Futures Contracts

The derivative instruments outstanding as of June 30, 2016, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statements of Operations, serve as indicators of the volume of derivatives activity for the Funds.

Futures Contracts The Funds may purchase or sell financial futures contracts to hedge cash positions, manage market risk, and to dampen volatility in line with investment objectives. A futures contract is an agreement between two parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or U.S. Government securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Fund’s exposure in these financial instruments. A Fund’s participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract, such Fund agrees to receive from, or pay to, the broker an amount of cash equal to the fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by a Fund as unrealized appreciation or depreciation. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. With futures, there is minimal counterparty risk to the Funds, since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of June 30, 2016, the Funds had no open futures contracts.

Options The Aggressive Investors 1 Fund may buy and sell calls and puts to increase or decrease the Fund’s exposure to stock market risk or for purposes of diversification of risk. The Managed Volatility Fund may buy and sell calls and puts to reduce the Fund’s volatility and provide some cash flow. An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in such Fund’s Schedule of Investments as an investment and subsequently marked-to-market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by such Fund is included in its Statement of Assets and Liabilities as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option that a Fund has written either expires on its stipulated expiration date, or if such Fund enters into a closing purchase transaction, that Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option that a Fund has written is assigned, such Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written is assigned, the amount of the premium originally received reduces the cost of the security that such Fund purchased upon exercise of the option. Buying calls increases a Fund’s exposure to the underlying security to the extent of any premium paid. Buying puts on a stock market index tends to limit a Fund’s exposure to a stock market decline. All options purchased by the Funds were listed on exchanges and considered liquid positions with readily available market quotes.

Covered Call Options and Secured Puts The Aggressive Investors 1 and Managed Volatility Funds may write call options on a covered basis; that is, a Fund will own the underlying security, or a Fund may write secured puts. The principal reason for writing covered calls and secured puts on a security is to attempt to realize income through the receipt of premiums. The

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as the obligation as a writer continues, but has retained the risk of loss should the price of the security decline. All options were listed on exchanges and considered liquid positions with readily available market quotes. Transactions in options written during the year ended June 30, 2016 are as follows:

	Managed Volatility Fund Written Call Options		Managed Volatility Fund Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, June 30, 2015	2,062	$334,365	2,016	$ 448,204
Positions Opened	14,441	2,710,588	7,936	1,884,408
Exercised	(3,224)	(671,220)	(3,610)	(884,339)
Splits	22	-	265	-
Expired	(9,721)	(1,667,661)	(4,105)	(956,699)
Closed	(1,362)	(317,680)	-	-

Outstanding, June 30, 2016	2,218	$388,392	2,502	$ 491,574

Market Value, June 30, 2016		$(449,522)		$ (465,943)

The Aggressive Investors 1 Fund had no transactions in written options during the year ended June 30, 2016.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into management agreements with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee pursuant to each Fund’s management agreement, as described below.

Aggressive Investors 1: A total advisory fee is paid by the Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million, 0.85% of the next $500 million and 0.80% of any excess over $1 billion.

The Performance Adjustment equals 4.67% times the difference in cumulative total return between the Fund and the Standard and Poor’s 500 Composite Stock Price Index with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.70% to a maximum of +0.70%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund performance and the Index performance is less than or equal to 2%.

Ultra-Small Company: The Fund pays advisory fees based on the following annual rates: 0.90% of the first $250 million of the Fund’s average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million. The management fees are computed daily and are payable monthly. However, during any period when the Fund’s net assets range from $27,500,000 to $55,000,000, the advisory fee will be determined as if the Fund had $55,000,000 under management. This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market: The Fund’s advisory fee is a flat 0.50% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

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Small-Cap Momentum: The Fund’s advisory fee is a flat 0.55% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Small-Cap Growth and Small-Cap Value: A total advisory fee is paid by each Fund to the Adviser that is comprised of a Base Fee and a Performance Adjustment. The Base Fee equals the Base Fee Rate times the average daily net assets of the Fund. The Base Fee Rate is based on the annual rate of 0.60% of the value of each Fund’s average daily net assets.

The Performance Adjustment equals 0.33% times the difference in cumulative total return between the Fund and the Russell 2000 Growth Index for Small-Cap Growth Fund and the Russell 2000 Value Index for Small-Cap Value Fund, with dividends reinvested (hereinafter “Index”) over a rolling five-year performance period. The Performance Adjustment Rate varies from a minimum of -0.05% to a maximum of +0.05%. However, the Performance Adjustment Rate is zero if the difference between the cumulative Fund’s performance and the Index performance is less than or equal to 2%.

Blue Chip 35 Index: The Fund’s advisory fee is a flat 0.08% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Managed Volatility: The Fund’s advisory fee is a flat 0.60% of the value of the Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and management fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2016. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 06/30/16

Aggressive Investors 1	1.75%	$ -
Ultra-Small Company	1.85%	-
Ultra-Small Company Market	0.75%	11,691
Small-Cap Momentum*	0.90%	131,006
Small-Cap Growth	0.94%	93,109
Small-Cap Value	0.94%	59,286
Blue Chip 35 Index	0.15%	571,961
Managed Volatility	0.94%	65,740

*The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. The Fund has recoupable expenses of $121,419, $128,110 and $131,006 which expire June 30, 2017, June 30, 2018, and June 30, 2019 respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Other Related Party Transactions: The Funds will engage in inter-portfolio trades when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales during the year ended June 30, 2016 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Aggressive Investors 1	$ -	$ 4,124,559
Ultra-Small Company	995,577	17,662,852
Ultra-Small Company Market	18,500,151	10,187,658
Small-Cap Momentum	2,639	104,718
Small-Cap Growth	4,873,176	1,924,695
Small-Cap Value	722,541	3,717,989

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2016 for its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $590,000, payable in equal monthly installments. Effective July 1, 2016, the Adviser will be paid an aggregate annual fee of $665,000, payable in monthly installments.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 13, 2015, Independent Directors are paid $7,500 per meeting for meeting fees. Prior to November 13, 2015, Independent Directors were paid $6,250 per meeting. Such compensation is the total compensation from all Funds and is allocated among the Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of directors’ fees attributable to each Fund is disclosed in the Statements of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares, pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

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5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2016 were as follows:

	Purchases		Sales
Bridgeway Fund	U.S. Government	Other	U.S. Government	Other

Aggressive Investors 1	$-	$268,727,056	$-	$287,857,781
Ultra-Small Company	-	109,371,419	-	115,699,337
Ultra-Small Company Market	-	144,063,798	-	165,777,064
Small-Cap Momentum	-	7,975,197	-	8,727,021
Small-Cap Growth	-	50,277,433	-	49,072,894
Small-Cap Value	-	38,533,110	-	49,104,279
Blue Chip 35 Index	-	133,756,114	-	181,126,584
Managed Volatility	-	24,354,568	-	18,648,367

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute income to the extent necessary so that the Funds are not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities as of June 30, 2016, were as follows:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market
Gross appreciation (excess of value over tax cost)	$ 25,127,853	$ 15,177,796	$ 83,689,525
Gross depreciation (excess of tax cost over value)	(12,607,155)	(11,591,997)	(43,667,641)

Net unrealized appreciation (depreciation)	$ 12,520,698	$ 3,585,799	$ 40,021,884

Cost of investments for income tax purposes	$222,374,292	$119,354,150	$346,691,377

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value
Gross appreciation (excess of value over tax cost)	$ 365,445	$ 5,506,429	$ 6,713,321
Gross depreciation (excess of tax cost over value)	(109,188)	(1,920,525)	(6,686,348)

Net unrealized appreciation (depreciation)	$ 256,257	$ 3,585,904	$ 26,973

Cost of investments for income tax purposes	$4,523,972	$40,031,934	$66,013,063

	Blue Chip 35 Index	Managed Volatility
Gross appreciation (excess of value over tax cost)	$205,117,068	$ 8,400,410
Gross depreciation (excess of tax cost over value)	(7,449,307)	(1,586,867)

Net unrealized appreciation (depreciation)	$197,667,761	$ 6,813,543

Cost of investments for income tax purposes	$373,220,644	$51,071,081

The differences between book and tax net unrealized appreciation (depreciation) are primarily due to wash sale and straddle loss deferrals and basis adjustments on investments in business development companies, partnerships and passive foreign investment companies (PFICs).

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

106	Annual Report | June 30, 2016

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The tax character of the distributions paid by the Funds during the last two fiscal years ended June 30, 2016 and June 30, 2015 respectively, are as follows:

	Aggressive Investors 1		Ultra-Small Company
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Distributions paid from:
Ordinary Income	$99,024	$540,861	$1,116,218	$ 1,052,434
Long-Term Capital Gain	-	-	-	27,750,353

Total	$99,024	$540,861	$1,116,218	$28,802,787

	Ultra-Small Company Market		Small-Cap Momentum
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Distributions paid from:
Ordinary Income	$ 3,152,924	$ 2,780,087	$ 9,441	$282,147
Long-Term Capital Gain	37,504,226	38,343,165	115,289	188,250

Total	$40,657,150	$41,123,252	$ 124,730	$470,397

	Small-Cap Growth		Small-Cap Value
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Distributions paid from:
Ordinary Income	$ -	$ 21,907	$1,200,493	$581,377

Total	$ -	$ 21,907	$1,200,493	$581,377

	Blue Chip 35 Index		Managed Volatility
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Distributions paid from:
Ordinary Income	$14,480,684	$11,713,217	$ 15,844	$ 59,691

Total	$14,480,684	$11,713,217	$ 15,844	$ 59,691

As of June 30, 2016, the Funds had available for tax purposes expiring capital loss carryovers as follows:

	Aggressive Investors 1	Ultra-Small Company
Expiring 6/30/2017	$80,187,088	$1,203,654
6/30/2018	16,094,317	-

	Small-Cap Growth	Small-Cap Value
Expiring 6/30/2018	$10,814,526	20,917,186

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June 30, 2016

	Blue Chip 35 Index	Managed Volatility
Expiring 6/30/2018	$ -	$2,770,129
6/30/2019	2,100,878	-

For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses related to prior year reorganizations are subject to limitations under Internal Revenue Code Section 381-384. For Aggressive Investors 1 and Ultra-Small Company Funds, capital losses of $16,094,317 and $1,203,654, respectively, are subject to limitation.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by these Funds after June 30, 2011 will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of June 30, 2016, the following Funds had capital loss carryovers available to offset future realized capital gains which are not subject to expiration:

	Short-term	Long-Term	Total

Ultra-Small Company	7,859,925	-	7,859,925
Small-Cap Value	1,209,727	938,977	2,148,704
Small-Cap Momentum	10,440	-	10,440

There are no capital loss carryovers for Ultra-Small Company Market Fund as of June 30, 2016.

Capital loss carryovers utilized during the year ended June 30, 2016 were as follows:

Bridgeway Fund	Capital Loss Carryover Utilized

Aggressive Investors 1	$ 3,485,837
Small-Cap Growth	2,295,891
Blue Chip 35 Index	14,423,859
Managed Volatility	1,388,431

Components of Accumulated Earnings (Deficit) As of June 30, 2016, the components of accumulated earnings (deficit) on a tax basis were:

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Accumulated Net Investment Income	$ 1,255,289	$ 1,212,205	$ -
Accumulated Net Realized Gain (Loss) on Investments*	(101,426,962)	(9,063,579)	16,118,023
Net Unrealized Appreciation of Investments	12,520,698	3,585,799	40,021,884

Total	$ (87,650,975)	$(4,265,575)	$56,139,907

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Accumulated Net Investment Income	$ 25,346	$ 128,428	$ 602,805
Accumulated Net Realized (Loss) on Investments*	(10,440)	(12,574,855)	(23,065,889)
Net Unrealized Appreciation of Investments	256,257	3,585,904	26,973

Total	$271,163	$ (8,860,523)	$(22,436,111)

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	Blue Chip 35 Index	Managed Volatility

Accumulated Net Investment Income	$ 6,660,578	$ 171,214
Accumulated Net Realized (Loss) on Investments*	(4,645,350)	(3,574,092)
Net Unrealized Appreciation of Investments	197,667,761	6,813,543

Total	$199,682,989	$ 3,410,665

*	Includes qualified late-year losses that the Funds have elected to defer to the beginning of their next fiscal year ending June 30, 2017. The Aggressive Investors I, Small-Cap Growth, and Blue Chip 35 Index Funds have elected to defer qualified short-term late-year losses of ($5,145,557), ($1,760,329), and ($2,544,472), respectively. Managed Volatility Fund has elected to defer qualified long-term late-year losses of ($803,963). The Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, and Small-Cap Value Funds have no deferred qualified late-year losses.

For the fiscal year June 30, 2016, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)

	Aggressive Investors 1	Ultra-Small Company	Ultra-Small Company Market

Paid-in-Capital	$ -	$ 1	$ 1,348,569
Undistributed Net Investment Income	-	538,991	(16,093)
Accumulated Net Realized Gain (Loss) on Investments	-	(538,992)	(1,332,476)

	Small-Cap Momentum	Small-Cap Growth	Small-Cap Value

Paid-in-Capital	$ 1,568	$ -	$ -
Undistributed Net Investment Income	(2,542)	(1,438)	(15,262)
Accumulated Net Realized Gain (Loss) on Investments	974	1,438	15,262

	Blue Chip 35 Index	Managed Volatility

Paid-in-Capital	$ -	$ -
Undistributed Net Investment Income	-	(3,571)
Accumulated Net Realized Gain (Loss) on Investments	-	3,571

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes, redesignation of dividends paid and investments in real estate investment trusts, business development companies, partnerships and passive foreign investment companies (PFICs).

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 15, 2016. Advances under the Facility are limited to $15,000,000 in total for all Funds, and advances to each Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Fund is permitted to borrow under the 1940 Act.

The Funds incur a commitment fee of 0.07% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-Month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Funds. Interest expense is charged directly to a Fund based upon actual amounts borrowed by such Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

For the year ended June 30, 2016, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Aggressive Investors 1	1.59%	$ 799,051	99	$ 3,435	$ 2,328,000
Ultra-Small Company	1.51%	813,500	70	2,361	3,070,000
Ultra-Small Company Market	1.64%	830,311	74	2,753	2,606,000
Small-Cap Growth	1.61%	341,067	30	451	790,000
Small-Cap Value	1.54%	564,472	36	859	1,211,000
Blue Chip 35 Index	1.64%	2,682,315	90	10,824	12,561,000
Managed Volatility	1.68%	1,047,000	1	48	1,047,000
Small Cap Momentum	1.48%	210,000	6	51	416,000
[1] Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2016, Ultra-Small Company, Ultra-Small Company Market and Blue Chip 35 Index Value had loans outstanding in the amounts of $613,000, $1,326,000 and $12,561,000, respectively, exclusive of interest payable on the loans.

8. Redemption Fees

In Ultra-Small Company Market and Small-Cap Momentum Funds, a 2% redemption fee may be charged on shares held less than six months. The fee is charged for the benefit of the remaining shareholders and will be paid to the appropriate Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

110	Annual Report | June 30, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, and Managed Volatility Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, and Managed Volatility Fund as of June 30, 2016 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

     BBD, LLP

Philadelphia, Pennsylvania

August 25, 2016

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1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2016. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there-under.

	Aggressive	Ultra-Small	Ultra-Small
	Investors 1	Company	Company Market
Corporate Dividends Received Deduction	100.00%	96.68%	100.00%
Qualified Dividend Income	100.00%	97.69%	100.00%
Qualified Interest Related Dividends	0.01%	0.01%	0.03%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Small-Cap	Small-Cap	Small-Cap
	Momentum	Growth	Value
Corporate Dividends Received Deduction	97.32%	0.00%	88.78%
Qualified Dividend Income	99.39%	0.00%	97.33%
Qualified Interest Related Dividends	0.00%	0.00%	0.02%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%	0.00%
U.S. Government Income	0.00%	0.00%	0.00%
	Blue Chip	Managed
	35 Index	Volatility
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.01%	2.37%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%
U.S. Government Income	0.00%	2.24%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut, the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

During the fiscal year ended June 30, 2016, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Aggressive	Ultra-Small	Ultra-Small	Small-Cap
	Investors 1	Company	Company Market	Momentum
Ordinary Income Distributions	$99,024	$1,116,218	$ 3,152,924	$ 9,441
Equalization Debits Included in Ordinary Income Distributions	-	-	18,659	1,568
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-	1,329,910	-
Long-Term Capital Gain Distributions	-	-	37,504,226	115,289

	Small-Cap	Small-Cap	Blue Chip
	Growth	Value	35 Index	Managed Volatility
Ordinary Income Distributions	$ -	$1,200,493	$14,480,684	$ 15,844

112	Annual Report | June 30, 2016

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2016 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedules of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund by the Adviser, the Adviser’s compliance program, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. In addition, the Board receives updated financial information on the Adviser and updates related to strategic direction and marketing efforts between meetings from the Adviser.

On May 13, 2016, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following funds: Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund (each a “Fund” and collectively, the “Funds”).

In reaching its decisions, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board or committee meetings, as applicable and as described above, and reviewed and considered the information provided specifically in relation to the annual consideration of the approval of the Management Agreement.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including:

•	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”) as determined and prepared by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter “Lipper”), an independent provider of investment company data;

•	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

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OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

•	actual management fees paid by each Fund to the Adviser and a comparison with the fees charged to other clients, if applicable;

•	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

•	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders; and

•	any potential “fallout” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund.

In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors received assistance from, and also met telephonically with, Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

The Board also was provided with a written description of their statutory responsibilities and the legal standards that are applicable to approval of the Management Agreement.

Although the Management Agreement for all of the Funds were considered at the same Board meeting, the Directors considered each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

•	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

•	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund;

•	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds, although it was noted the annual fee under the Administrative Services Agreement was proposed to be increased at the Meeting;

•	the Adviser’s specialized skills and experience in statistical analysis and active and passive investment management and trading;

•	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

•	the Adviser’s risk assessment and risk management capabilities;

•	the Adviser’s representation that it continues to use no soft dollars; and

•	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Board periodically during the year.

114	Annual Report | June 30, 2016

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Management Agreement for an additional year. Rather, the approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the qualifications, experience and capability of the Adviser’s personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds, including (but not limited to) consideration of the Adviser’s skills and experience in statistical analysis and active and passive investment management and trading. The Board also considered that, in addition to providing investment management services to the Funds, the Adviser is also responsible for developing and maintaining policies and procedures to ensure that the Funds comply with applicable rules and regulations. Finally, the Board considered that the Adviser provides certain administrative services under the Administrative Services Agreement approximately at cost to the Funds, although it was noted the annual fees under the Administrative Services Agreement were proposed to be increased at this Meeting.

Based on the totality of the information considered, the Directors concluded that the Funds were likely to benefit from the nature, extent and quality of the Adviser’s services, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

Lipper provided a report (the “Lipper Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Lipper (“Peer Group”). In particular, the Board reviewed the performance of each Fund, as applicable, over the most recent calendar year (“one-year period”) and the annualized performance over the most recent three calendar year period (“three-year period”), five calendar year period (five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Lipper Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board reviewed performance information in the Lipper Report as of December 31, 2015 for each Fund and considered the following:

•	With regard to the Aggressive Investors 1 Fund, the Board noted that the Fund had below median performance compared to its Peer Group, ranking in the 5th quintile, 4th quintile and 5th quintile, respectively, and lagged the benchmark index for the one-year, five-year and ten-year periods. The Board considered that the Fund outperformed the median of the Peer Group for the three-year period, ranking in the 3rd quintile, but lagged its benchmark index for the same time period. The Board considered the Adviser’s explanation that the underperformance of this Fund can be partially explained by a spike in stock correlations in 2015, and that this Fund has outperformed its benchmark index since inception.

•	With regard to the Ultra-Small Company Fund, the Board considered that the Fund had below median performance compared to its Peer Group, ranking in the 5th quintile, 4th quintile, 4th quintile and 4th quintile, respectively, and lagged its benchmark index for the past one-year, three-year, five-year and ten-year periods. The Board also considered the Adviser’s explanation that the Ultra-Small Company Fund’s holdings in larger cap stocks accounts for much of the underperformance relative to the CRSP 10 benchmark index, and that this Fund has outperformed its benchmark index since inception.

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•	With regard to the Ultra-Small Company Market Fund, the Board considered that the Fund has outperformed the median of its Peer Group, ranking in the 1st and 2nd quintiles, respectively, for the past three-year and five-year periods, and underperformed its Lipper peer funds, ranking in the 5th quintile for the one-year and ten-year periods. The Board considered that the Ultra-Small Company Market Fund has outperformed its benchmark index for the past one-year, three-year and five-year periods, lagged its benchmark index for the ten-year period and slightly lagged its benchmark index since inception (although by less than the Fund’s expense ratio).

•	With regard to the Small-Cap Growth Fund, the Board considered that the Fund has outperformed the median of its Peer Group, ranking in the 1st quintile for each of the one-year, three-year and five-year periods, and its benchmark index for the same time periods. The Board considered that the Small-Cap Growth Fund has underperformed its Peer Group, ranking in the 5th quintile, for the ten-year period and lagged its benchmark index for the ten-year and since inception periods. The Board also considered the Adviser’s explanation that it made some refinements to its investment process approximately four years ago and that the Adviser believes these refinements are having a positive impact on the Small-Cap Growth Fund.

•	With regard to the Small-Cap Value Fund, the Board considered that the Fund had below median performance compared to its Peer Group, ranking in the 4th quintile, 4th quintile and 5th quintile, respectively, and lagged its benchmark index for the one-year, three-year and ten-year periods. The Board considered that the Small-Cap Value Fund has outperformed the median of its Peer Group, ranking in the 2nd quintile, and its benchmark index for the five-year period. The Board also considered that the Small-Cap Value Fund has slightly lagged its benchmark index since inception (although by less than the Fund’s expense ratio as noted by the Adviser).

•	With regard to the Blue Chip 35 Index Fund, the Board considered that the Fund outperformed the median of its Peer Group, ranking in the 1st quintile for the one-year period and 2nd quintile for the three-year, five-year and ten-year periods. The Board considered that the Blue Chip 35 Index Fund outperformed its benchmark index for the one-year and ten-year periods but lagged its benchmark index for the three-year and five-year periods, and the Fund has outperformed its benchmark index since inception. The Board also considered the Adviser’s explanation that the primary reason for the difference in performance compared to its benchmark index is the larger market cap of the holdings in the Blue Chip 35 Index Fund as compared to the index.

•	With regard to the Managed Volatility Fund, the Board considered that the Fund outperformed the median of its Peer Group for the one-year, five-year and ten-year periods and had below median performance compared to its Peer Group for the three-year period, ranking in the 3rd quintile for the three-year, five-year and ten-year periods and in the 2nd quintile for the one-year period. The Board considered that the Managed Volatility Fund lagged its benchmark index for the one-year, three-year, five-year, ten-year and since inception periods. However, the Board also considered the Adviser’s explanation that in 10 out of 14 years since inception, the Managed Volatility Fund has captured at least 40% of the S&P 500 return in up years and 40% or less of the S&P 500 return in down years, which the Adviser believes is consistent with the design of the Fund.

•	With regard to the Small-Cap Momentum Fund, the Board considered that the Fund outperformed the median of its Peer Group for the one-year and five-year periods and had below median performance for the three-year period, ranking in the 1st quintile, 3rd quintile and 3rd quintile, respectively, for the one-year, three-year and five-year periods and outperformed its benchmark index for the one-year period. The Board considered that the Small-Cap Momentum Fund lagged its benchmark index for the three-year and five-year periods and has lagged its benchmark index since inception (although by less than the Fund’s expense ratio as noted by the Adviser).

Fund Fees and Expenses

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate, actual management fee rate (which included the effect of any fee waivers) and total expense ratios as a percentage of average net assets to other funds in its expense Peer Group. In this regard, the Board considered the contractual and actual management fees and total expense ratios of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. In particular, the Board considered the following:

116	Annual Report | June 30, 2016

OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

•	With respect to the Aggressive Investors 1 Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. The Aggressive Investors 1 Fund’s actual management fee and total expenses are higher than its Peer Group, partially due to the performance based portion. The Board also considered that the expense ratios in the Lipper Report are as of the most recent fiscal year end (June 30, 2015), a period in which the Adviser explained that the Aggressive Investors 1 Fund had a positive relative five-year return, which would have included a performance based component. The Board considered that the Fund’s contractual management fee, actual management fee and total expense ratio were in the 3rd quintile, 5th quintile and 3rd quintile, respectively, of its Peer Group.

•	With respect to the Ultra-Small Company Fund, the management fee and total expenses are significantly lower than its Peer Group. The Board considered that the Fund’s contractual management fee, actual management fee and total expense ratio were in the 1st quintile, 2nd quintile and 1st quintile, respectively, of its Peer Group.

•	With respect to the Ultra-Small Company Market Fund, the management fee and total expenses are significantly lower than its Peer Group. The Board considered that the Fund’s contractual management fee, actual management fee and total expense ratio were in the 1st quintile of its Peer Group.

•	With respect to each of the Small-Cap Growth Fund and Small-Cap Value Fund, the management fee is performance-based and adjusts higher or lower in a range in response to investment results. Each such Fund’s management fee and overall expenses were significantly lower than its respective Peer Group. The Board considered that each Fund’s contractual management fee, actual management fee and total expense ratio were in the 1st quintile of its respective Peer Group.

•	With respect to each of the Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund, the management fee and total expenses are significantly lower than its respective Peer Group. The Board considered that each Fund’s contractual management fee, actual management fee and total expense ratio were in the 1st quintile of its respective Peer Group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels. The Board also reviewed the fees the Adviser charged to other funds (for which the Adviser serves as subadviser) and separately managed accounts, as applicable, and evaluated the differences in fees and services provided to the Funds and such other separately managed accounts, as applicable.

The foregoing comparisons assisted the Board by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis. The Independent Directors concluded that the fees and expenses of each Fund were fair and reasonable in relation to the services and benefits provided to each Fund.

Profitability

The Board reviewed the materials they received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2012, December 31, 2013, December 31, 2014 and December 31, 2015. The Board also considered the Adviser’s representations that allocating expenses on a Fund-by-Fund basis to calculate Fund-by-Fund profitability is a subjective, and somewhat arbitrary, process since the Adviser does not track expenses or maintain staff on a Fund-by-Fund basis. The Board also considered the Adviser’s representations that profit margins for certain years can be affected by the seven to one total compensation cap for Adviser staff members (also referred to as “Partners”) (i.e., no Partner can make more than seven times the total compensation of the lowest paid Partner). The Board also considered that the Adviser was operating some Funds at a loss but that the Adviser’s overall business is profitable. Additionally, the Board considered the Adviser’s explanation that its financial strength has improved over the past year and that the Adviser has significant financial resources to support ongoing operations and future growth despite currently operating some of the Funds at a loss. In reviewing the profitability information, the Board also considered the potential “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationship with the Funds, which are discussed below.

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OTHER INFORMATION (continued)

June 30, 2016 (Unaudited)

Economies of Scale

With respect to whether economies of scale are realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fee charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Board noted that the Aggressive Investors 1 Fund and Ultra-Small Company Fund each have fee breakpoints in their management fee schedules although the Board considered the Adviser’s explanation that neither Fund is at a size currently to benefit from such breakpoints. The Board considered the Adviser’s explanation that although the Aggressive Investors 1 Fund and Ultra-Small Company Fund are not currently at an asset level at which they can take advantage of the breakpoints contained in its fee schedules, the fee schedules are structured so that when the assets of each Fund increases, economies of scale may be shared for the benefit of shareholders. Although the Ultra-Small Company Market Fund does not have fee breakpoints in its management fee schedule, the Board considered the Adviser’s representation that it believes that the Fund does not exhibit significant economies of scale because it involves intensive and time-consuming portfolio and trading management because trades are small and oftentimes less liquid so they may take longer to execute. As a result, the Board considered the Adviser’s explanation that an increase in assets of the Ultra-Small Company Market Fund does not necessarily lead to economies of scale. Although the Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund, Managed Volatility Fund and Small-Cap Momentum Fund do not have fee breakpoints in their management fee schedules, the Board considered the Adviser’s explanation that these Funds were priced low relative to peers and ahead of the economies of scale curve at launch.

“Fallout” or Ancillary Benefits

The Board considered whether there were any “fallout” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fallout” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board noted that the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship, including after the proposed increase in the administrative services fees. The Board also considered that the Adviser may experience certain reputational and marketing benefits due to its relationships with the Funds. The Board concluded that the benefits accruing to the Adviser by virtue of its relationship to the Funds appeared to be reasonable.

*  *  *  *  *

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the level of fees to be paid to the Adviser with respect to each Fund is reasonable.

In summary, based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the approval of the Management Agreement was in the best interests of each applicable Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement.

118	Annual Report | June 30, 2016

DISCLOSURE OF FUND EXPENSES

June 30, 2016 (Unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends or on other distributions. There are no exchange fees. Shareholders are subject to redemption fees on the Ultra-Small Company Market and Small-Cap Momentum Funds under certain circumstances. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2016 and held until June 30, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/16	Ending Account Value at 6/30/16	Expense Ratio	Expenses Paid During Period* 1/1/16 - 6/30/16

Bridgeway Aggressive Investors 1 Fund
Actual Fund Return	$1,000.00	$1,022.80	0.45%	$2.26
Hypothetical Fund Return	$1,000.00	$1,022.63	0.45%	$2.26

Bridgeway Ultra-Small Company Fund
Actual Fund Return	$1,000.00	$ 987.10	1.18%	$5.83
Hypothetical Fund Return	$1,000.00	$1,019.00	1.18%	$5.92

Bridgeway Ultra-Small Company Market Fund
Actual Fund Return	$1,000.00	$ 989.90	0.76%	$3.76
Hypothetical Fund Return	$1,000.00	$1,021.08	0.76%	$3.82

Bridgeway Small-Cap Momentum Fund
Actual Fund Return	$1,000.00	$1,019.50	0.90%	$4.52
Hypothetical Fund Return	$1,000.00	$1,020.39	0.90%	$4.52

Bridgeway Small-Cap Growth Fund
Actual Fund Return	$1,000.00	$1,015.50	0.94%	$4.71
Hypothetical Fund Return	$1,000.00	$1,020.19	0.94%	$4.72

Bridgeway Small-Cap Value Fund
Actual Fund Return	$1,000.00	$1,048.70	0.94%	$4.79
Hypothetical Fund Return	$1,000.00	$1,020.19	0.94%	$4.72

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DISCLOSURE OF FUND EXPENSES (continued)

June 30, 2016 (Unaudited)

	Beginning Account Value at 1/1/16	Ending Account Value at 6/30/16	Expense Ratio	Expenses Paid During Period* 1/1/16 - 6/30/16

Bridgeway Blue Chip 35 Index Fund
Actual Fund Return	$1,000.00	$1,050.50	0.15%	$0.76
Hypothetical Fund Return	$1,000.00	$1,024.12	0.15%	$0.75

Bridgeway Managed Volatility
Actual Fund Return	$1,000.00	$1,012.10	0.94%	$4.70
Hypothetical Fund Return	$1,000.00	$1,020.19	0.94%	$4.72

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (182) divided by the number of days in the fiscal year (366).

120	Annual Report | June 30, 2016

DIRECTORS & OFFICERS

June 30, 2016 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 62	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Ten	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 61	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Ten	None

Miles Douglas Harper, III* Age 53	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Ten	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 55	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Ten	None

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DIRECTORS & OFFICERS (continued)

June 30, 2016 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 60	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Ten	None

122	Annual Report | June 30, 2016

DIRECTORS & OFFICERS (continued)

June 30, 2016 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 58	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 54	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 51	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 61	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010; Prior to 2010, Director of Portfolio Operations, Invesco.	N/A	None

Tammira Philippe Age 42	President	Term: 1 Year Length: May 2016 to Present.	Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016; President, Bridgeway Capital Management, Inc., since March 2016.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAIs) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

          A no-load mutual fund family of domestic funds

Annual Report
June 30, 2016
OMNI SMALL-CAP VALUE	BOSVX

OMNI TAX-MANAGED SMALL-CAP VALUE	BOTSX
www.bridgeway.com

Bridgeway Funds Standardized Returns as of June 30, 2016 (Unaudited)

			Annualized
Fund	Quarter	Six Months	1 Year	5 Years	Inception to Date	Inception Date	Gross Expense Ratio[2]	Net Expense Ratio[2]

Omni Small-Cap Value	2.95%	3.97%	-4.42%	NA	12.03%	8/31/2011	0.74%[1]	0.63%[1]
Omni Tax-Managed Small-Cap Value	2.86%	4.23%	-3.42%	7.90%	8.45%	12/31/2010	0.72%[1]	0.61%[1]

[1]	Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower. The Adviser has contractually agreed to waive fees and/or reimburse expenses. Any material change to this Fund policy would require a vote by shareholders.

[2]	Expense ratios are as stated in the current prospectus. Please see financial highlights for expense ratios as of June 30, 2016.

Performance figures quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than original cost. To obtain performance current to the most recent month-end, please visit our website at www.bridgeway.com or call 1-800-661-3550. Total return figures include the reinvestment of dividends and capital gains.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding a Fund’s risks, objectives, fees and expenses, experience of its management, and other information. Investors should read the prospectus carefully before investing in a Fund. For questions or other Fund information, call 1-800-661-3550 or visit the Funds’ website at www.bridgeway.com. Funds are available for purchase by residents of the United States, Puerto Rico, U.S. Virgin Islands and Guam only. Foreside Fund Services, LLC, Distributor.

The views expressed here are exclusively those of Fund management. These views, including those relating to the market, sectors or individual stocks are not meant as investment advice and should not be considered predictive in nature.

i	www.bridgeway.com

LETTER FROM THE INVESTMENT MANAGEMENT TEAM

June 30, 2016

Dear Fellow Shareholders,

At Bridgeway, we have a shared passion for applying logic, data and evidence to develop investment solutions. The construction of our Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds is based on fundamental academic research that relies on market efficiency to better capture risk premiums. We manage these Funds to provide broad diversification within the small-cap value universe and to keep transaction fees and expenses low. Bridgeway offers the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds through a select group of advisers. We are committed to advisers and their clients who take a long-term perspective and whose investment goals fit our unique expertise: delivering investment solutions that are statistically driven and grounded in academic theory.

Thank you for your investment in Bridgeway’s Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds.

Sincerely,

Your Investment Management Team

John Montgomery	Christine L. Wang	Michael Whipple

Elena Khoziaeva

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LETTER FROM THE INVESTMENT MANAGEMENT TEAM (continued)

Market Review

Performance across domestic equity markets was positive for the June 2016 quarter. Broad market returns for the quarter were up 2.63%, as represented by the Russell 3000 Index.

For the fiscal year ended June 30, 2016, stocks were up 2.14%. The performance difference between growth and value stocks was mixed across the market-cap spectrum. Small-cap stocks significantly lagged larger stocks during the year, with mid-cap value stocks delivering the best returns, up 3.25%, followed by large-cap growth stocks (3.02%) and large-cap value stocks (2.86%).

The following table presents returns for small-cap, mid-cap and large-cap stocks, as represented by various style-based Russell Indexes. Size (market capitalization) and style (value/growth) are among the key factors that drive differences in U.S. stock returns.

Russell Style-Based Indexes Ranked by Performance for the Quarter and Fiscal Year Ended June 30, 2016

	Quarter	Fiscal Year
Best Performing	4.77% Russell Midcap Value Index	3.25% Russell Midcap Value Index
	4.58% Russell 1000 Value Index	3.02% Russell 1000 Growth Index
	4.57% Russell 3000 Value Index	2.86% Russell 1000 Value Index
	4.31% Russell 2000 Value Index	2.42% Russell 3000 Value Index
	3.24% Russell 2000 Growth Index	1.88% Russell 3000 Growth Index
	1.56% Russell Midcap Growth Index	-2.14% Russell Midcap Growth Index
	0.80% Russell 3000 Growth Index	-2.58% Russell 2000 Value Index
Worst Performing	0.61% Russell 1000 Growth Index	-10.75% Russell 2000 Growth Index

The Bridgeway Omni Funds in this annual report are asset class exposure strategies that seek broad diversification and risk premium exposure with low tracking error. These Funds were designed to capture the size and style benefits within the small-cap value asset class.

2	Annual Report | June 30, 2016

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Omni Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 2.95%, underperforming our primary market benchmark, the Russell 2000 Value Index (4.31%).

For the fiscal year, our Fund returned -4.42%, underperforming the Russell 2000 Value Index (-2.58%).

The table below presents our June quarter, one-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

			Annualized
	Quarter	1 Year	Since Inception (8/31/11)

Omni Small-Cap Value Fund	2.95%	-4.42%	12.03%
Russell 2000 Value Index	4.31%	-2.58%	11.31%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Omni Small-Cap Value Fund ranked 162nd of 307 small-cap value funds for the 12 months ended June 30, 2016 and 72nd of 236 such funds since inception in August 2011. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

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Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 8/31/11 to 6/30/16

Detailed Explanation of Quarterly Performance

The Omni Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2016, we held 671 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s bias toward deeper-value stocks, as measured by Bridgeway’s value metrics models, detracted from relative results as those deeper value stocks underperformed the Index during the quarter. By design, the Fund does not hold Utilities sector stocks and Real Estate Investment Trusts (REITs). Those assets performed very well during the quarter, which hurt the Fund’s relative returns. Our Fund’s higher weighting in Energy and Materials stocks contributed positively to relative returns, as did holdings in the Information Technology sector.

Detailed Explanation of Fiscal Year Performance

The Fund’s greater relative weighting in smaller stocks detracted from fiscal-year performance. A bias toward deeper-value stocks also hurt relative returns. However, increased exposure to higher momentum stocks boosted relative performance.

Lack of exposure to Utilities sector stocks and REITs, which performed well during the 12-month period, hurt relative performance. An overweighting of the Energy sector also detracted from results. By contrast, holdings in the Consumer Staples and Information Technology sectors helped relative results, as did holdings of Financials stocks other than REITs.

4	Annual Report | June 30, 2016

Omni Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Central Garden & Pet Co.	Household Products	1.0%
2	Hawaiian Holdings, Inc.	Airlines	0.9%
3	Stepan Co.	Chemicals	0.9%
4	SpartanNash Co.	Food & Staples Retailing	0.8%
5	Ebix, Inc.	Software	0.8%
6	Air Transport Services Group, Inc.	Air Freight & Logistics	0.7%
7	ManTech International Corp.	IT Services	0.7%
8	Cooper-Standard Holding, Inc.	Auto Components	0.7%
9	Gibraltar Industries, Inc.	Building Products	0.7%
10	Kraton Performance Polymers, Inc.	Chemicals	0.7%

	Total		7.9%

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	12.9%	10.5%	2.4%
Consumer Staples	3.9%	3.0%	0.9%
Energy	8.8%	5.1%	3.7%
Financials	33.8%	41.3%	-7.5%
Health Care	2.4%	4.7%	-2.3%
Industrials	18.1%	12.1%	6.0%
Information Technology	11.6%	10.1%	1.5%
Materials	6.4%	4.6%	1.8%
Telecommunication Services	1.5%	0.8%	0.7%
Utilities	0.0%	7.8%	-7.8%
Cash	0.6%	0.0%	0.6%

Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

Conclusion

Thank you for your continued investment in Omni Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

www.bridgeway.com	5

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

COMMON STOCKS - 99.35%
Aerospace & Defense - 1.14%
	AAR Corp.	92,600	$ 2,161,284
	Arotech Corp.*	94,300	264,983
	CPI Aerostructures, Inc.*	4,700	28,905
	Cubic Corp.	44,500	1,787,120
	DigitalGlobe, Inc.*	29,800	637,422
	Ducommun, Inc.*	43,300	856,474
	Erickson, Inc.*	1,417	864
	LMI Aerospace, Inc.*+	20,000	160,800
	National Presto Industries, Inc.+	5,020	473,637
	Sypris Solutions, Inc.*	6,400	5,440

			6,376,929

Air Freight & Logistics - 1.46%
	Air T, Inc.*	2,800	60,200
	Air Transport Services Group, Inc.*	321,924	4,172,135
	Atlas Air Worldwide Holdings, Inc.*	57,700	2,389,934
	Wesco Aircraft Holdings, Inc.*	113,800	1,527,196

			8,149,465

Airlines - 1.63%
	Hawaiian Holdings, Inc.*	135,634	5,148,667
	SkyWest, Inc.	148,791	3,937,010

			9,085,677

Auto Components - 1.81%
	China Automotive Systems, Inc.*+	28,200	91,086
	China XD Plastics Co., Ltd.*	163,000	524,860
	Commercial Vehicle Group, Inc.*	57,300	297,960
	Cooper-Standard Holding, Inc.*	51,000	4,028,490
	Modine Manufacturing Co.*	142,900	1,257,520
	Shiloh Industries, Inc.*	500	3,645
	SORL Auto Parts, Inc.*	129,900	231,222
	Spartan Motors, Inc.	22,000	137,720
	Stoneridge, Inc.*	900	13,446
	Strattec Security Corp.+	10,600	432,162
	Superior Industries International, Inc.	115,400	3,090,412
	Westport Fuel Systems, Inc.*	302	504

			10,109,027

Biotechnology - 0.09%
	AMAG Pharmaceuticals, Inc.*+	19,000	454,480

Industry	Company	Shares	Value

Biotechnology (continued)
	Enzon Pharmaceuticals, Inc.	60,300	$ 24,422

			478,902

Building Products - 1.16%
	Alpha Pro Tech, Ltd.*	743	1,687
	Gibraltar Industries, Inc.*	126,850	4,004,654
	Griffon Corp.	140,900	2,375,574
	Universal Forest Products, Inc.	1,000	92,690

			6,474,605

Capital Markets - 1.26%
	American Capital Senior Floating Ltd.	39,000	400,140
	Arlington Asset Investment Corp., Class A+	10,000	130,100
	Calamos Asset Management, Inc., Class A	74,000	540,940
	Cowen Group, Inc., Class A*+	329,800	976,208
	FBR & Co.	600	8,958
	GAMCO Investors, Inc., Class A	10,000	327,700
	Great Elm Capital Group, Inc.*	833	5,489
	INTL FCStone, Inc.*	15,100	412,079
	Investment Technology Group, Inc.	57,050	953,876
	JMP Group LLC+	300	1,629
	KCG Holdings, Inc., Class A*	109,500	1,456,350
	Oppenheimer Holdings, Inc., Class A+	31,093	480,698
	Piper Jaffray Cos.*	35,500	1,338,350

			7,032,517

Chemicals - 3.21%
	American Vanguard Corp.	20,000	302,200
	China Green Agriculture, Inc.*	133,000	176,890
	Core Molding Technologies, Inc.*	17,000	232,050
	FutureFuel Corp.	72,800	792,064
	Gulf Resources, Inc.*	178,200	274,428
	Innophos Holdings, Inc.	10,000	422,100
	KMG Chemicals, Inc.	58,200	1,512,618
	Kraton Performance Polymers, Inc.*	142,150	3,970,250
	LSB Industries, Inc.*+	30,000	362,400
	Minerals Technologies, Inc.	15,000	852,000

6	Annual Report | June 30, 2016

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Chemicals (continued)
	Olin Corp.+	52,500	$ 1,304,100
	Schulman (A.), Inc.	65,108	1,589,937
	Stepan Co.	82,000	4,881,460
	Trecora Resources*	1,100	11,473
	Tredegar Corp.	76,700	1,236,404

			17,920,374

Commercial Banks - 16.29%
	1st Constitution Bancorp*	3,000	36,060
	1st Source Corp.	86,847	2,812,974
	Access National Corp.	2,700	52,677
	ACNB Corp.+	1,000	25,110
	American National Bankshares, Inc.	21,800	548,924
	American River Bankshares*	21,300	216,195
	AmeriServ Financial, Inc.	5,000	15,100
	Banco Latinoamericano de Comercio Exterior SA	15,000	397,500
	Bank of Commerce Holdings	56,750	374,550
	Bankwell Financial Group, Inc.+	13,300	293,398
	Banner Corp.	11,450	487,083
	Bar Harbor Bankshares+	11,250	394,875
	BBCN Bancorp, Inc.	15,000	223,800
	BCB Bancorp, Inc.	10,400	106,496
	Blue Hills Bancorp, Inc.	15,000	221,400
	BNC Bancorp	73,844	1,676,997
	Boston Private Financial Holdings, Inc.	10,000	117,800
	BSB Bancorp, Inc.*+	31,633	716,487
	C&F Financial Corp.	1,200	53,712
	Camden National Corp.	9,500	399,000
	Capital City Bank Group, Inc.	83,150	1,157,448
	Cardinal Financial Corp.	25,000	548,500
	Carolina Bank Holdings, Inc.*	500	8,740
	Cascade Bancorp*	17,726	98,202
	Central Pacific Financial Corp.	25,000	590,000
	Central Valley Community Bancorp	50,000	700,000
	Century Bancorp, Inc., Class A	15,200	643,416
	Chemical Financial Corp.+	61,500	2,293,335
	Chemung Financial Corp.	13,500	396,225
	Citizens & Northern Corp.	15,000	303,300
	Civista Bancshares, Inc.	2,000	26,200
	CNB Financial Corp.	83,800	1,491,640
	Coastway Bancorp, Inc.*	1,513	18,837

Industry	Company	Shares	Value

Commercial Banks (continued)
	Codorus Valley Bancorp, Inc.+	4,189	$ 85,330
	Community Bankers Trust Corp.*	5,000	25,900
	Community Trust Bancorp, Inc.	17,500	606,550
	ConnectOne Bancorp, Inc.	15,000	235,350
	Customers Bancorp, Inc.*	20,000	502,600
	DNB Financial Corp.+	465	10,974
	Enterprise Bancorp, Inc.	38,775	930,212
	Enterprise Financial Services Corp.	27,700	772,553
	Farmers Capital Bank Corp.	34,400	940,840
	Farmers National Banc Corp.+	150	1,320
	Fidelity Southern Corp.	37,623	589,552
	Financial Institutions, Inc.	39,300	1,024,551
	First Bancorp	114,571	2,014,158
	First Bancorp, Inc.+	9,045	194,829
	First BanCorp. Puerto Rico*	436,500	1,732,905
	First Busey Corp.	42,191	902,465
	First Commonwealth Financial Corp.	158,300	1,456,360
	First Community Bancshares, Inc.	44,000	987,360
	First Community Corp.	600	8,394
	First Connecticut Bancorp, Inc.	16,100	266,616
	First Financial Corp.	37,000	1,354,940
	First Internet Bancorp	1,500	35,730
	First Interstate BancSystem, Inc., Class A	95,200	2,675,120
	First Merchants Corp.	79,311	1,977,223
	First Midwest Bancorp, Inc.	129,000	2,265,240
	First of Long Island Corp. (The)	12,000	344,040
	First United Corp.*	5,000	49,200
	Flushing Financial Corp.	44,297	880,624
	FNB Corp.	64,782	812,366
	German American Bancorp, Inc.	13,000	415,610
	Great Southern Bancorp, Inc.	26,900	994,493
	Great Western Bancorp, Inc.	20,000	630,800
	Green Bancorp, Inc.*	52,000	453,440
	Hampton Roads Bankshares, Inc.*	411,754	737,040
	Heartland Financial USA, Inc.	41,600	1,468,064
	Heritage Commerce Corp.	28,100	295,893

www.bridgeway.com	7

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	Heritage Financial Corp.	69,860	$1,228,139
	Heritage Oaks Bancorp	139,800	1,110,012
	HomeTrust Bancshares, Inc.*	2,961	54,778
	Horizon Bancorp	3,150	79,191
	Independent Bank Corp., MI	63,125	915,944
	Independent Bank Group, Inc.	16,900	725,179
	International Bancshares Corp.	65,687	1,713,774
	Lakeland Bancorp, Inc.	102,050	1,161,329
	Landmark Bancorp, Inc.	1,050	26,596
	LegacyTexas Financial Group, Inc.	10,000	269,100
	Macatawa Bank Corp.	13,200	97,944
	MainSource Financial Group, Inc.	67,610	1,490,800
	MBT Financial Corp.+	60,322	482,576
	Mercantile Bank Corp.	44,100	1,052,226
	Merchants Bancshares, Inc.	5,000	152,400
	Middleburg Financial Corp.	21,400	582,080
	MidWestOne Financial Group, Inc.	15,000	428,400
	MutualFirst Financial, Inc.	18,900	516,915
	National Bankshares, Inc.+	2,500	87,300
	National Commerce Corp.*	400	9,328
	NBT Bancorp, Inc.	23,000	658,490
	Nicolet Bankshares, Inc.*	1,355	51,598
	Northrim BanCorp, Inc.	30,445	800,399
	OFG Bancorp	45,800	380,140
	Old Line Bancshares, Inc.	50	900
	Old National Bancorp	20,000	250,600
	Old Second Bancorp, Inc.	54,750	373,942
	Opus Bank	1,500	50,700
	Orrstown Financial Services, Inc.+	35,500	640,775
	Pacific Continental Corp.	55,500	871,905
	Pacific Mercantile Bancorp*	20,000	142,000
	Park Sterling Corp.	248,817	1,764,113
	Parke Bancorp, Inc.	330	4,264
	Peapack Gladstone Financial Corp.	6,894	127,608
	Peoples Bancorp, Inc.	29,200	636,268
	Preferred Bank	35,700	1,030,838
	Premier Financial Bancorp, Inc.+	25,200	424,620
	QCR Holdings, Inc.	2,000	54,380
	Renasant Corp.	97,046	3,137,497
	Republic Bancorp, Inc., Class A	21,550	595,426
	Republic First Bancorp, Inc.*+	37,000	159,470

Industry	Company	Shares	Value

Commercial Banks (continued)
	S&T Bancorp, Inc.	49,300	$ 1,205,385
	Salisbury Bancorp, Inc.	1,183	35,230
	Sandy Spring Bancorp, Inc.	24,000	697,440
	SB Financial Group, Inc.	28,400	308,708
	Shore Bancshares, Inc.	67,012	787,391
	Sierra Bancorp	77,800	1,298,482
	South State Corp.	14,506	987,133
	Southern National Bancorp of Virginia, Inc.	30,000	364,500
	Southside Bancshares, Inc.	22,575	698,019
	Southwest Bancorp, Inc.	32,900	556,997
	State Bank Financial Corp.	97,384	1,981,764
	Stonegate Bank	44,100	1,423,107
	Sussex Bancorp	15,000	200,400
	Tompkins Financial Corp.	12,808	832,520
	TowneBank	1,642	35,549
	TriCo Bancshares	600	16,560
	TriState Capital Holdings, Inc.*	61,900	849,887
	Triumph Bancorp, Inc.*	20,000	320,000
	Trustmark Corp.	32,100	797,685
	Union Bankshares Corp.	60,966	1,506,470
	United Community Banks, Inc.	55,650	1,017,838
	United Security Bancshares, Inc.+	4,000	35,600
	Univest Corp. of Pennsylvania	62,600	1,315,852
	Veritex Holdings, Inc.*	30,400	487,008
	WesBanco, Inc.	70,273	2,181,977
	Westbury Bancorp, Inc.*+	1,000	19,500
	Wilshire Bancorp, Inc.	40,000	416,800
	Yadkin Financial Corp.	3,501	87,840

			90,930,209

Commercial Services & Supplies - 2.99%
	ACCO Brands Corp.*	364,300	3,763,219
	Acme United Corp.	735	13,450
	Command Security Corp.*	26,800	71,556
	Ecology & Environment, Inc., Class A	3,500	35,770
	EnerNOC, Inc.*+	89,100	563,112
	Ennis, Inc.	136,892	2,625,589
	Heritage-Crystal Clean, Inc.*	39,854	486,617
	Huron Consulting Group, Inc.*	4,000	241,680
	James River Group Holdings, Ltd.	70,600	2,397,576
	Kelly Services, Inc., Class A	35,500	673,435
	Kimball International, Inc., Class B	31,800	361,884

8	Annual Report | June 30, 2016

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies (continued)
	McGrath RentCorp	83,300	$ 2,548,147
	PRGX Global, Inc.*	115,739	604,158
	Quad/Graphics, Inc.	59,300	1,381,097
	RCM Technologies, Inc.	55,200	287,592
	TRC Cos., Inc.*	10,600	66,992
	Versar, Inc.*	8,600	9,288
	Viad Corp.	17,400	539,400
	Willdan Group, Inc.*	3,900	41,418

			16,711,980

Communications Equipment - 1.19%
	ATN International, Inc.+	11,475	892,870
	Bel Fuse, Inc., Class B	18,500	328,930
	Black Box Corp.	35,900	469,572
	Communications Systems, Inc.	4,150	28,926
	Comtech Telecommunications Corp.	10,000	128,400
	Digi International, Inc.*	30,325	325,387
	Finisar Corp.*	80,700	1,413,057
	Harmonic, Inc.*	700	1,995
	Infosonics Corp.*	15,000	12,300
	NETGEAR, Inc.*	36,030	1,712,866
	PC-Tel, Inc.	56,700	267,057
	Polycom, Inc.*	92,300	1,038,375
	Zhone Technologies, Inc.*	38,100	45,339

			6,665,074

Computers & Peripherals - 0.50%
	Concurrent Computer Corp.	53,600	279,792
	QLogic Corp.*	162,150	2,390,091
	USA Technologies, Inc.*+	25,000	106,750

			2,776,633

Construction & Engineering - 1.81%
	Aegion Corp.*	99,341	1,938,143
	Goldfield Corp. (The)*	121,000	396,880
	Great Lakes Dredge & Dock Corp.*	187,550	817,718
	IES Holdings, Inc.*	2,717	33,745
	KB Home+	175,900	2,675,439
	MasTec, Inc.*	103,700	2,314,584
	MYR Group, Inc.*	12,100	291,368
	Northwest Pipe Co.*	1,000	10,780
	Orion Marine Group, Inc.*	27,592	146,514
	Sterling Construction Co., Inc.*	96,400	473,324
	Tutor Perini Corp.*	43,200	1,017,360

			10,115,855

Industry	Company	Shares	Value

Consumer Finance - 1.43%
	Cash America International, Inc.	80,700	$3,439,434
	Consumer Portfolio Services, Inc.*+	97,000	365,690
	Encore Capital Group, Inc.*+	19,600	461,188
	EZCORP, Inc., Class A*	33,900	256,284
	Green Dot Corp., Class A*	84,600	1,944,954
	Nelnet, Inc., Class A	7,800	271,050
	Nicholas Financial, Inc.*	25,000	257,000
	Regional Management Corp.*	43,100	631,846
	World Acceptance Corp.*	7,700	351,120

			7,978,566

Distributors - 0.32%
	AMCON Distributing Co.+	1,350	117,450
	Essendant, Inc.	47,600	1,454,656
	VOXX International Corp.*	67,100	187,209
	Weyco Group, Inc.	200	5,556

			1,764,871

Diversified Consumer Services - 0.65%
	American Public Education, Inc.*	10,000	281,000
	DeVry Education Group, Inc.+	22,900	408,536
	K12, Inc.*	55,600	694,444
	Lincoln Educational Services Corp.*	91,900	137,850
	Regis Corp.*	168,150	2,093,468

			3,615,298

Diversified Financial Services - 0.81%
	Enova International, Inc.*+	9,333	68,691
	GAIN Capital Holdings, Inc.	139,805	883,568
	Higher One Holdings, Inc.*	157,700	805,847
	Marlin Business Services Corp.	10,580	172,454
	PHH Corp.*	45,050	600,066
	Resource America, Inc., Class A	65,291	634,629
	Sterling Bancorp	58,384	916,629
	Summit Financial Group, Inc.+	22,015	385,262
	Tiptree Financial, Inc., Class A+	10,000	54,800

			4,521,946

www.bridgeway.com	9

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services - 0.91%
	Alaska Communications Systems Group, Inc.*	347,100	$ 590,070
	Hawaiian Telcom Holdco, Inc.*	44,500	942,955
	Iridium Communications, Inc.*+	391,325	3,474,966
	Lumos Networks Corp.*	5,000	60,500

			5,068,491

Electrical Equipment - 0.78%
	Broadwind Energy, Inc.*+	5,000	21,100
	Encore Wire Corp.	16,500	615,120
	General Cable Corp.	65,000	826,150
	Highpower International, Inc.*	25,923	48,994
	II-VI, Inc.*	79,250	1,486,730
	LSI Industries, Inc.	15,000	166,050
	Novanta, Inc.*	9,600	145,440
	Powell Industries, Inc.	25,000	983,500
	Preformed Line Products Co.	1,000	40,390
	Ultralife Corp.*	7,350	36,824

			4,370,298

Electronic Equipment, Instruments & Components - 3.27%
	Benchmark Electronics, Inc.*	134,000	2,834,100
	Electro Rent Corp.	20,000	308,200
	Fabrinet*	30,050	1,115,456
	Insight Enterprises, Inc.*	64,800	1,684,800
	Iteris, Inc.*	87,000	248,820
	Key Tronic Corp.*	22,000	165,660
	Kimball Electronics, Inc.*	50,400	627,480
	PAR Technology Corp.*	101,800	487,622
	PCM, Inc.*	8,769	97,687
	Rofin-Sinar Technologies, Inc.*	20,000	638,800
	Sanmina Corp.*	142,700	3,825,787
	ScanSource, Inc.*	500	18,555
	SigmaTron International, Inc.*	2,500	15,200
	SMTC Corp.*	7,500	11,325
	TTM Technologies, Inc.*	520,153	3,916,752
	Vishay Precision Group, Inc.*	166,448	2,233,732
	Wireless Telecom Group, Inc.*	10,000	13,400

			18,243,376

Energy Equipment & Services - 1.42%
	Basic Energy Services, Inc.*+	800	1,344

Industry	Company	Shares	Value

Energy Equipment & Services (continued)
	C&J Energy Services, Ltd.*	1,200	$ 723
	ENGlobal Corp.*	80,422	96,506
	Era Group, Inc.*	56,300	529,220
	Gulf Island Fabrication, Inc.	15,003	104,121
	Natural Gas Services Group, Inc.*	68,800	1,575,520
	Newpark Resources, Inc.*	50,000	289,500
	Parker Drilling Co.*	664,950	1,522,736
	PHI, Inc.*+	12,300	219,924
	Pioneer Energy Services Corp.*	198,300	912,180
	SEACOR Holdings, Inc.*+	45,900	2,659,905

			7,911,679

Food & Staples Retailing - 1.86%
	Andersons, Inc. (The)	88,100	3,131,074
	Ingles Markets, Inc., Class A	49,800	1,857,540
	SpartanNash Co.	145,946	4,463,029
	Village Super Market, Inc., Class A	1,709	49,373
	Weis Markets, Inc.	17,500	884,625

			10,385,641

Food Products - 0.90%
	Alico, Inc.	5,800	175,450
	Fresh Del Monte Produce, Inc.	6,650	361,960
	Omega Protein Corp.*	123,750	2,473,762
	Post Holdings, Inc.*+	6,000	496,140
	S&W Seed Co.*+	20,000	87,200
	Seneca Foods Corp., Class A*	40,100	1,452,021

			5,046,533

Health Care Equipment & Supplies - 0.21%
	AngioDynamics, Inc.*	14,400	206,928
	Exactech, Inc.*	17,500	467,950
	Kewaunee Scientific Corp.	3,000	56,640
	Symmetry Surgical, Inc.*+	33,350	437,886

			1,169,404

Health Care Providers & Services - 1.91%
	Almost Family, Inc.*	600	25,566
	Amedisys, Inc.*	16,100	812,728
	Everyday Health, Inc.*	8,000	63,040
	Five Star Quality Care, Inc.*	214,650	502,281
	Healthways, Inc.*	10,000	115,500
	InfuSystems Holdings, Inc.*	36,100	93,860
	Kindred Healthcare, Inc.	81,350	918,442
	LHC Group, Inc.*	1,000	43,280
	Magellan Health, Inc.*	26,225	1,724,818

10	Annual Report | June 30, 2016

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Health Care Providers & Services (continued)
	National Healthcare Corp.	13,000	$ 841,620
	PharMerica Corp.*	36,750	906,255
	Select Medical Holdings Corp.*	150,000	1,630,500
	Triple-S Management Corp., Class B*	122,300	2,987,789

			10,665,679

Health Care Technology - 0.10%
	Halyard Health, Inc.*	17,800	578,856

Hotels, Restaurants & Leisure - 2.73%
	Caesars Entertainment Corp.*+	50,000	384,500
	Century Casinos, Inc.*	59,600	371,308
	Flanigan’s Enterprises, Inc.+	2,500	51,700
	International Speedway Corp., Class A	76,456	2,557,453
	Intrawest Resorts Holdings, Inc.*+	79,300	1,029,314
	Isle of Capri Casinos, Inc.*	46,200	846,384
	Luby’s, Inc.*+	207,600	1,042,152
	Marcus Corp. (The)	130,150	2,746,165
	Monarch Casino & Resort, Inc.*	29,400	645,918
	Nevada Gold & Casinos, Inc.*+	10,300	19,879
	Peak Resorts, Inc.	104,000	474,240
	Penn National Gaming, Inc.*	133,800	1,866,510
	Red Lion Hotels Corp.*	43,905	318,750
	Ruby Tuesday, Inc.*	200,300	723,083
	Speedway Motorsports, Inc.	120,800	2,144,200

			15,221,556

Household Durables - 1.08%
	Bassett Furniture Industries, Inc.	80,500	1,927,170
	CSS Industries, Inc.	53,100	1,423,611
	Hooker Furniture Corp.	15,000	322,350
	Lifetime Brands, Inc.	60,900	888,531
	NACCO Industries, Inc., Class A	9,250	518,000
	P&F Industries, Inc., Class A	696	6,508
	William Lyon Homes, Class A*+	10,000	161,200
	ZAGG, Inc.*	145,700	764,925

			6,012,295

Household Products - 0.97%
	Central Garden & Pet Co., Class A*	245,003	5,319,015

Industry	Company	Shares	Value

Household Products (continued)
	Oil-Dri Corp. of America	3,000	$ 103,590

			5,422,605

Insurance - 9.24%
	1347 Property Insurance Holdings, Inc.*	24,300	155,277
	Ambac Financial Group, Inc.*	66,000	1,086,360
	American Equity Investment Life Holding Co.	850	12,112
	American Independence Corp.*	1,800	44,154
	AMERISAFE, Inc.	26,800	1,640,696
	Argo Group International Holdings Ltd.	39,160	2,032,404
	Baldwin & Lyons, Inc., Class B	75,300	1,856,898
	Citizens, Inc.*+	13,040	99,104
	Crawford & Co., Class A	11,600	88,508
	Donegal Group, Inc., Class A	26,900	443,581
	EMC Insurance Group, Inc.	30,550	846,846
	Employers Holdings, Inc.	91,300	2,649,526
	FBL Financial Group, Inc., Class A	50,806	3,082,400
	Federated National Holding Co.	37,288	709,964
	Fidelity & Guaranty Life+	40,800	945,744
	First Acceptance Corp.*	140,000	196,000
	Hallmark Financial Services, Inc.*	57,800	669,902
	HCI Group, Inc.+	40,400	1,102,112
	Heritage Insurance Holdings, Inc.+	50,000	598,500
	Horace Mann Educators Corp.	93,600	3,162,744
	Independence Holding Co.	15,050	270,448
	Infinity Property & Casualty Corp.	20,900	1,685,794
	Investors Title Co.	1,000	95,250
	Kansas City Life Insurance Co.	7,000	276,640
	Kingstone Cos., Inc.	4,300	38,055
	Maiden Holdings, Ltd.	219,500	2,686,680
	MBIA, Inc.*	100,000	683,000
	National Interstate Corp.	23,000	695,750
	National Western Life Group, Inc., Class A	5,614	1,096,246
	Navigators Group, Inc. (The)	37,350	3,435,080
	NMI Holdings, Inc., Class A*	250,000	1,370,000

www.bridgeway.com	11

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Insurance (continued)
	OneBeacon Insurance Group Ltd., Class A	87,800	$ 1,211,640
	Safety Insurance Group, Inc.	24,000	1,477,920
	Selective Insurance Group, Inc.	90,950	3,475,200
	State Auto Financial Corp.	48,400	1,060,444
	State National Cos, Inc.	25,000	263,250
	Stewart Information Services Corp.	87,150	3,608,882
	Third Point Reinsurance Ltd.*+	70,000	820,400
	United Fire Group, Inc.	78,800	3,343,484
	United Insurance Holdings Corp.+	60,000	982,800
	Universal Insurance Holdings, Inc.+	86,316	1,603,751

			51,603,546

Internet & Catalog Retail - 0.15%
	CafePress, Inc.*	11,000	34,100
	FTD Cos., Inc.*	25,380	633,485
	Lands’ End, Inc.*+	10,000	164,200

			831,785

Internet Software & Services - 0.43%
	Autobytel, Inc.*+	500	6,935
	Blucora, Inc.*	17,597	182,305
	Liquidity Services, Inc.*+	41,200	323,008
	Marchex, Inc., Class B*	70,000	222,600
	MeetMe, Inc.*	35,100	187,083
	Monster Worldwide, Inc.*	114,100	272,699
	RetailMeNot, Inc.*	15,000	115,650
	Synacor, Inc.*	64,000	197,120
	United Online, Inc.*	69,729	767,019
	YuMe, Inc.*+	35,700	131,376

			2,405,795

IT Services - 1.88%
	CIBER, Inc.*	350	525
	Computer Task Group, Inc.+	4,400	21,868
	Edgewater Technology, Inc.*	51,100	441,504
	Engility Holdings, Inc.*	56,700	1,197,504
	Everi Holdings, Inc.*	60,000	69,000
	ManTech International Corp., Class A	108,800	4,114,816
	ModusLink Global Solutions, Inc.*	46,900	57,687
	NCI, Inc., Class A+	62,804	882,396
	NeuStar, Inc., Class A*+	64,881	1,525,352
	Sykes Enterprises, Inc.*	75,134	2,175,881

			10,486,533

Industry	Company	Shares	Value

Leisure Equipment & Products - 0.22%
	Arctic Cat, Inc.+	8,000	$ 136,000
	JAKKS Pacific, Inc.*+	31,200	246,792
	Johnson Outdoors, Inc., Class A	32,779	842,420

			1,225,212

Machinery - 1.66%
	American Railcar Industries, Inc.+	12,900	509,163
	Ampco-Pittsburgh Corp.	24,047	271,972
	Briggs & Stratton Corp.	114,300	2,420,874
	Chart Industries, Inc.*	10,800	260,604
	Chicago Rivet & Machine Co.	1,000	27,220
	Cleantech Solutions International, Inc.*+	11,500	11,500
	Columbus McKinnon Corp.	5,400	76,410
	Dynamic Materials Corp.+	20,100	216,075
	Eastern Co. (The)	18,401	305,089
	FreightCar America, Inc.	22,381	314,453
	Hardinge, Inc.	86,400	869,184
	Hurco Companies, Inc.	17,857	496,960
	Kennametal, Inc.	13,000	287,430
	L.B. Foster Co., Class A	100	1,089
	L.S. Starrett Co. (The), Class A	27,500	327,525
	NN, Inc.	45,500	636,545
	Supreme Industries, Inc., Class A	35,805	490,528
	TriMas Corp.*	20,000	360,000
	Wabash National Corp.*+	110,100	1,398,270
	WSI Industries, Inc.+	1,300	3,926

			9,284,817

Marine - 1.57%
	Dorian LPG, Ltd.*	163,000	1,149,150
	Frontline, Ltd.+	35,300	277,811
	Navios Maritime Acquisition Corp.	368,800	579,016
	Navios Maritime Holdings, Inc.	500	405
	Nordic American Tankers Ltd.+	131,300	1,823,757
	Overseas Shipholding Group, Inc., Class A	1,316	14,463
	Rand Logistics, Inc.*+	9,000	9,270
	Scorpio Tankers, Inc.	230,000	966,000
	Ship Finance International, Ltd.+	185,000	2,726,900

12	Annual Report | June 30, 2016

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Marine (continued)
	Teekay Tankers, Ltd., Class A+	404,800	$ 1,206,304

			8,753,076

Media - 1.90%
	Entercom Communications Corp., Class A	220,225	2,988,453
	Eros International PLC*+	24,700	401,869
	Global Sources, Ltd.*	4,200	38,514
	Harte-Hanks, Inc.	83,400	132,606
	Insignia Systems, Inc.*	4,900	10,682
	McClatchy Co. (The), Class A*+	15,432	225,616
	New Media Investment Group, Inc.	63,300	1,143,831
	Radio One, Inc., Class D*	800	2,552
	Reading International, Inc., Class A*	31,209	389,800
	Saga Communications, Inc., Class A	6,765	267,488
	Salem Media Group, Inc.+	83,452	602,523
	Scholastic Corp.+	72,800	2,883,608
	Sizmek, Inc.*	4,700	10,763
	Time, Inc.	26,350	433,721
	Townsquare Media, Inc., Class A*	140,056	1,105,042

			10,637,068

Metals & Mining - 2.19%
	Carpenter Technology Corp.+	36,600	1,205,238
	Century Aluminum Co.*	147,100	931,143
	Coeur Mining, Inc.*	91,800	978,588
	Ferroglobe PLC+	20,000	172,200
	Handy & Harman, Ltd.*	8,150	213,448
	Haynes International, Inc.	25,200	808,416
	Hecla Mining Co.+	557,000	2,840,700
	Kaiser Aluminum Corp.	21,980	1,987,212
	Materion Corp.	48,600	1,203,336
	Olympic Steel, Inc.	20,000	546,200
	Schnitzer Steel Industries, Inc., Class A	59,700	1,050,720
	Stillwater Mining Co.*	20,000	237,200
	Synalloy Corp.+	7,000	53,620

			12,228,021

Multiline Retail - 0.39%
	Fred’s, Inc., Class A	133,600	2,152,296

Oil, Gas & Consumable Fuels - 6.31%
	Adams Resources & Energy, Inc.	23,100	889,350

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	Alon USA Energy, Inc.	232,850	$ 1,508,868
	Ardmore Shipping Corp.	99,700	674,969
	Bill Barrett Corp.*+	1,000	6,390
	Bonanza Creek Energy, Inc.*+	16,000	32,160
	California Resources Corp.+	40,000	488,000
	Callon Petroleum Co.*	336,300	3,776,649
	Clayton Williams Energy, Inc.*+	54,500	1,496,570
	Cloud Peak Energy, Inc.*+	800	1,648
	Delek US Holdings, Inc.	90,000	1,188,900
	DHT Holdings, Inc.	425,122	2,138,364
	Earthstone Energy, Inc.*+	3,202	34,518
	Forum Energy Technologies, Inc.*	148,310	2,567,246
	Gastar Exploration, Inc.*	2,540	2,794
	Gran Tierra Energy, Inc.*+	148,100	500,578
	Green Plains, Inc.	90,200	1,778,744
	Hallador Energy Co.+	70,000	323,400
	Independence Contract Drilling, Inc.*+	115,519	627,268
	ION Geophysical Corp.*+	3,333	20,765
	Matador Resources Co.*+	95,000	1,881,000
	McDermott International, Inc.*+	538,400	2,659,696
	Mexco Energy Corp.*	6,000	14,820
	Mitcham Industries, Inc.*	15,100	56,625
	MRC Global, Inc.*	195,500	2,778,055
	New Concept Energy, Inc.*	4,800	8,688
	Northern Oil and Gas, Inc.*+	1,000	4,620
	Oasis Petroleum, Inc.*	237,000	2,213,580
	Oil States International, Inc.*	18,000	591,840
	Pacific Ethanol, Inc.*+	1,000	5,450
	Renewable Energy Group, Inc.*+	163,885	1,447,105
	REX American Resources Corp.*	33,920	2,029,434
	Ring Energy, Inc.*+	50,000	441,000
	Sanchez Energy Corp.*	500	3,530
	SM Energy Co.+	12,000	324,000
	Synergy Resources Corp.*+	110,000	732,600
	TETRA Technologies, Inc.*	303,600	1,933,932
	TransAtlantic Petroleum, Ltd.*	28,500	23,370
	W&T Offshore, Inc.*+	800	1,856

			35,208,382

Paper & Forest Products - 0.98%
	Clearwater Paper Corp.*	30,500	1,993,785
	Mercer International, Inc.	276,250	2,204,475

www.bridgeway.com	13

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Paper & Forest Products (continued)
	PH Glatfelter Co.	63,800	$ 1,247,928

			5,446,188

Personal Products - 0.16%
	Mannatech, Inc.*+	8,400	170,016
	Natural Alternatives International, Inc.*	6,400	70,656
	Nutraceutical International Corp.*	28,700	664,405

			905,077

Pharmaceuticals - 0.10%
	Cumberland Pharmaceuticals, Inc.*+	23,000	103,500
	Enanta Pharmaceuticals, Inc.*+	20,000	441,000

			544,500

Professional Services - 2.75%
	CBIZ, Inc.*	142,600	1,484,466
	CDI Corp.	51,689	315,303
	CRA International, Inc.*	53,500	1,349,270
	FTI Consulting, Inc.*	56,700	2,306,556
	Heidrick & Struggles International, Inc.	55,000	928,400
	ICF International, Inc.*	36,229	1,481,766
	Mistras Group, Inc.*	15,000	358,050
	Navigant Consulting, Inc.*	239,600	3,869,540
	RPX Corp.*	269,200	2,468,564
	TrueBlue, Inc.*	250	4,730
	VSE Corp.	11,800	788,240

			15,354,885

Real Estate Management & Development - 0.26%
	Forestar Group, Inc.*	80,000	951,200
	RE/MAX Holdings, Inc., Class A	6,168	248,324
	St. Joe Co. (The)*	15,000	265,800

			1,465,324

Road & Rail - 1.54%
	ArcBest Corp.	106,100	1,724,125
	Celadon Group, Inc.	46,900	383,173
	Covenant Transportation Group, Inc., Class A*	93,900	1,696,773
	Greenbrier Companies., Inc. (The)+	18,000	524,340
	Marten Transport, Ltd.	152,982	3,029,044
	PAM Transportation Services, Inc.*	19,205	305,167
	Providence & Worcester Railroad Co.	2,000	32,600

Industry	Company	Shares	Value

Road & Rail (continued)
	USA Truck, Inc.*	51,436	$ 900,644

			8,595,866

Semiconductors & Semiconductor Equipment - 2.60%
	Advanced Energy Industries, Inc.*	44,400	1,685,424
	Alpha & Omega Semiconductor, Ltd.*	214,244	2,984,419
	Amkor Technology, Inc.*	202,291	1,163,173
	AXT, Inc.*	100,000	319,000
	Brooks Automation, Inc.	400	4,488
	Cohu, Inc.	5,000	54,250
	Diodes, Inc.*	105,399	1,980,447
	FormFactor, Inc.*	15,000	134,850
	GigPeak, Inc.*	60,000	117,600
	inTEST Corp.*+	55,000	209,550
	IXYS Corp.	57,500	589,375
	Kulicke & Soffa Industries, Inc.*	123,632	1,504,601
	NeoPhotonics Corp.*	50,000	476,500
	Photronics, Inc.*	205,050	1,826,996
	Rudolph Technologies, Inc.*	39,600	614,988
	SunEdison Semiconductor Ltd.*	40,000	237,200
	Ultra Clean Holdings, Inc.*	85,700	487,633
	Xcerra Corp.*	25,000	143,750

			14,534,244

Software - 1.40%
	Ebix, Inc.+	90,000	4,311,000
	Epiq Systems, Inc.	50,000	730,000
	GSE Systems, Inc.*+	22,500	50,175
	Mind CTI Ltd.	200	428
	Net 1 UEPS Technologies, Inc.*	252,900	2,526,471
	NetSol Technologies, Inc.*+	31,000	181,040

			7,799,114

Specialty Retail - 2.67%
	Barnes & Noble Education, Inc.*	51,824	526,014
	Barnes & Noble, Inc.	112,000	1,271,200
	Big 5 Sporting Goods Corp.	132,345	1,226,838
	Children’s Place, Inc. (The)	20,200	1,619,636
	Citi Trends, Inc.	53,900	837,067
	Destination Maternity Corp.	9,800	57,624
	Finish Line, Inc. (The), Class A	53,600	1,082,184
	Genesco, Inc.*	7,000	450,170
	Group 1 Automotive, Inc.	14,000	691,040
	Guess?, Inc.+	35,000	526,750

14	Annual Report | June 30, 2016

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Specialty Retail (continued)
	Haverty Furniture Cos., Inc.	12,700	$ 228,981
	hhgregg, Inc.*+	48,100	85,137
	New York & Co., Inc.*	48,100	71,669
	Rent-A-Center, Inc.	2,000	24,560
	Sears Hometown & Outlet Stores, Inc.*+	10,000	67,400
	Shoe Carnival, Inc.	63,600	1,593,816
	Sonic Automotive, Inc., Class A	30,000	513,300
	Stage Stores, Inc.+	54,255	264,764
	Systemax, Inc.*	500	4,265
	Tandy Leather Factory, Inc.*	3,000	21,330
	Tilly’s, Inc., Class A*+	75,800	438,882
	Trans World Entertainment Corp.*+	70,000	262,500
	TravelCenters of America LLC*	249,400	2,035,104
	Vitamin Shoppe, Inc.*+	15,000	458,550
	West Marine, Inc.*	42,400	355,736
	Zumiez, Inc.*+	15,500	221,805

			14,936,322

Textiles, Apparel & Luxury Goods - 0.84%
	Abercrombie & Fitch Co., Class A	70,000	1,246,700
	Delta Apparel, Inc.*+	10,000	225,500
	Movado Group, Inc.	15,000	325,200
	Perry Ellis International, Inc.*	138,100	2,778,572
	Rocky Brands, Inc.	9,900	113,058

			4,689,030

Thrifts & Mortgage Finance - 4.25%
	Astoria Financial Corp.+	112,100	1,718,493
	Bank Mutual Corp.	124,700	957,696
	Berkshire Hills Bancorp, Inc.	50,565	1,361,210
	Brookline Bancorp, Inc.	45,000	496,350
	Charter Financial Corp.	17,500	232,400
	Chicopee Bancorp, Inc.	12,500	228,250
	Dime Community Bancshares, Inc.	42,100	716,121
	Entegra Financial Corp.*	5,000	87,450
	ESSA Bancorp, Inc.	33,100	443,540
	Federal Agricultural Mortgage Corp., Class C	21,500	748,630
	First Defiance Financial Corp.	29,000	1,126,650
	First Financial Northwest, Inc.	35,182	467,217
	Fox Chase Bancorp, Inc.+	31,000	630,540
	Hingham Institution for Savings+	30	3,688
	HMN Financial, Inc.*	23,800	323,204

Industry	Company	Shares	Value

Thrifts & Mortgage Finance (continued)
	Home Bancorp, Inc.	31,994	$ 878,875
	HomeStreet, Inc.*	57,000	1,135,440
	HopFed Bancorp, Inc.+	18,100	209,779
	Lake Sunapee Bank Group	2,000	34,220
	Meta Financial Group, Inc.	16,477	839,668
	Northwest Bancshares, Inc.	107,266	1,590,755
	Ocean Shore Holding Co.	39,200	664,832
	OceanFirst Financial Corp.	58,578	1,064,362
	Ocwen Financial Corp.*+	131,000	224,010
	Oritani Financial Corp.	74,400	1,189,656
	Pathfinder Bancorp, Inc.	3,000	33,810
	Provident Financial Holdings, Inc.	51,000	933,300
	Provident Financial Services, Inc.	69,700	1,368,908
	Riverview Bancorp, Inc.+	87,000	411,510
	Security National Financial Corp., Class A*	82,191	401,914
	SI Financial Group, Inc.	55,700	737,468
	Territorial Bancorp, Inc.	21,200	561,164
	Timberland Bancorp, Inc.	39,000	585,000
	TrustCo Bank Corp.	55,000	352,550
	United Community Bancorp	11,800	166,026
	United Community Financial Corp.	324	1,970
	Walker & Dunlop, Inc.*	175	3,986
	Westfield Financial, Inc.+	53,081	408,724
	WSFS Financial Corp.	12,000	386,280

			23,725,646

Trading Companies & Distributors - 1.56%
	AeroCentury Corp.*	4,300	39,216
	Aircastle, Ltd.	24,600	481,176
	CAI International, Inc.*	90,600	679,500
	General Finance Corp.*+	30,700	130,475
	Houston Wire & Cable Co.	46,100	242,025
	Kaman Corp.	6,600	280,632
	Rush Enterprises, Inc., Class A*	177,700	3,829,435
	TAL International Group, Inc.	17,250	231,322
	Titan Machinery, Inc.*+	4,500	50,175
	Veritiv Corp.*	45,200	1,698,616
	Willis Lease Finance Corp.*+	48,400	1,075,932

			8,738,504

Wireless Telecommunication Services - 0.41%
	Spok Holdings, Inc.+	118,864	2,278,029

TOTAL COMMON STOCKS - 99.35%			554,633,601

(Cost $474,730,790)

www.bridgeway.com	15

Omni Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Industry Company		Shares	Value

RIGHTS - 0.00%
Leap Wireless CVR*Δ		32,900	$ —

TOTAL RIGHTS - 0.00%			—

(Cost $80,276)

WARRANTS - 0.00%
Eagle Bulk Shipping, Inc., expiring 10/15/21*		3,317	133

TOTAL WARRANTS - 0.00%			133

(Cost $105,563)

	Rate^	Shares	Value

MONEY MARKET FUND - 0.83%
Dreyfus Cash Management Fund	0.30%	4,646,414	4,646,414

TOTAL MONEY MARKET FUND - 0.83%			4,646,414

(Cost $4,646,414)

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.99%
Dreyfus Cash Management Fund**	0.30%	16,705,782	16,705,782

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 2.99%			16,705,782

(Cost $16,705,782)

TOTAL INVESTMENTS - 103.17%			$575,985,930
(Cost $496,268,825)
Liabilities in Excess of Other Assets - (3.17%)			(17,700,387)

NET ASSETS - 100.00%			$558,285,543

*    Non-income producing security.

**   This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.

^    Rate disclosed as of June 30, 2016.

Δ     Security was fair valued under procedures adopted by the Board of Directors (see Note 2).

+    This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $16,483,194 as of June 30, 2016.

CVR - Contingent Value Right

LLC - Limited Liability Company

PLC - Public Limited Company

 Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):

	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$554,633,601	$—	$—	$554,633,601
Rights	—	—	—	—
Warrants	133	—	—	133
Money Market Fund	—	4,646,414	—	4,646,414
Investments Purchased with Cash Proceeds from Securities Lending	—	16,705,782	—	16,705,782

TOTAL	$554,633,734	$21,352,196	$—	$575,985,930

 Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investment in Securities (Value)

	Rights	Total

Balance as of 06/30/2015	$41,454	$41,454
Purchases	—	—
Sales	—	—
Realized gain/(loss)	—	—
Change in Unrealized Appreciation/(Depreciation)	(41,454)	(41,454)
Transfers in	—	—
Transfers out	—	—

Balance as of 06/30/2016	$—	$—

See Notes to Financial Statements.

16	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund
MANAGER’S COMMENTARY (Unaudited)

June 30, 2016

Dear Fellow Omni Tax-Managed Small-Cap Value Fund Shareholder,

For the quarter ended June 30, 2016, our Fund returned 2.86%, underperforming our primary market benchmark, the Russell 2000 Value Index (4.31%).

For the fiscal year, our Fund returned -3.42%, underperforming the Russell 2000 Value Index (-2.58%).

The table below presents our June quarter, one-year, five-year and inception-to-date financial results. See the next page for a graph of performance since inception.

Standardized Returns as of June 30, 2016

				Annualized
	Quarter	1 Year	5 Years	Since Inception (12/31/10)

Omni Tax-Managed Small-Cap Value Fund	2.86%	-3.42%	7.90%	8.45%
Russell 2000 Value Index	4.31%	-2.58%	8.15%	8.11%

Performance figures quoted in the table above and the graph on the next page represent past performance and are no guarantee of future results. Total return figures in the table above include the reinvestment of dividends and capital gains. The table above and the graph on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Russell 2000 Value Index is an unmanaged index that consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values with dividends reinvested. It is not possible to invest directly in an index. Periods longer than one year are annualized.

According to data from Lipper as of June 30, 2016, Omni Tax-Managed Small-Cap Value Fund ranked 141st of 307 small-cap value funds for the 12 months ended June 30, 2016, 120th of 235 over the last five years, and 82nd of 220 such funds since inception in December 2010. Lipper is an independent mutual fund rating service owned by Broadridge Financial Solutions, Inc. that ranks funds in various fund categories by making comparative calculations using total returns.

www.bridgeway.com	17

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Omni Tax-Managed Small-Cap Value Fund vs. Russell 2000 Value Index

from Inception 12/31/10 to 6/30/16

Detailed Explanation of Quarterly Performance

The Omni Tax-Managed Small-Cap Value Fund is designed to capture the returns of the small-cap value asset class through broad diversification of small company and value stocks. We also seek to minimize the distribution of capital gains within the constraints of the investment objective. This approach is sometimes referred to as “passive, asset class investing.” As of June 30, 2016, we held 650 such stocks in a market-cap weighted style. We make no attempt to track any particular index in either performance or statistics.

The Fund’s bias toward deeper-value stocks, as measured by Bridgeway’s value metrics models, detracted from relative results as those deeper value stocks underperformed the Index during the quarter. By design, the Fund does not hold Utilities stocks and Real Estate Investment Trusts (REITs). Those assets performed very well during the quarter, which hurt the Fund’s relative performance. However, our Fund’s higher weightings in the Energy and Materials sectors contributed positively to relative returns, as did holdings in the Information Technology sector.

Detailed Explanation of Fiscal Year Performance

Our Fund’s bias toward smaller stocks detracted from relative results as small-cap stocks generally underperformed large-cap stocks during the 12-month period. A bias toward deeper value stocks also hurt relative performance. However, the Fund benefited from its increased exposure to higher momentum stocks.

A lack of exposure to Utilities stocks and REITs negatively impacted relative performance, as did holdings in the Energy sector. By contrast, the Fund’s holdings in the Consumer Discretionary and Information Technology sectors boosted relative returns, as did holdings of Financials stocks other than REITs.

18	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Top Ten Holdings as of June 30, 2016

Rank	Description	Industry	% of Net Assets
1	Kraton Performance Polymers, Inc.	Chemicals	1.0%
2	NETGEAR, Inc.	Communications Equipment	1.0%
3	Central Garden & Pet Co.	Household Products	1.0%
4	Hawaiian Holdings, Inc.	Airlines	0.9%
5	Cooper-Standard Holding, Inc.	Auto Components	0.9%
6	McDermott International, Inc.	Oil, Gas & Consumable Fuels	0.8%
7	Sanmina Corp.	Electronic Equipment, Instruments & Components	0.8%
8	Stepan Co.	Chemicals	0.8%
9	SkyWest, Inc.	Airlines	0.8%
10	Hecla Mining Co.	Metals & Mining	0.8%
	Total		8.8%

Industry Sector Representation as of June 30, 2016

	% of Net Assets	% of Russell 2000 Value Index	Difference
Consumer Discretionary	13.7%	10.5%	3.2%
Consumer Staples	3.9%	3.0%	0.9%
Energy	9.5%	5.1%	4.4%
Financials	32.9%	41.3%	-8.4%
Health Care	2.2%	4.7%	-2.5%
Industrials	18.2%	12.1%	6.1%
Information Technology	11.3%	10.1%	1.2%
Materials	7.1%	4.6%	2.5%
Telecommunication Services	1.6%	0.8%	0.8%
Utilities	0.0%	7.8%	-7.8%
Cash	-0.4%	0.0%	-0.4%
Total	100.0%	100.0%

Disclaimer

The views expressed here are exclusively those of Fund management. These views, including those related to market sectors or individual stocks, are not meant as investment advice and should not be considered predictive in nature. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, June 30, 2016, unless otherwise stated. Security positions can and do change thereafter. Discussions of historical performance do not guarantee and may not be indicative of future performance.

Market volatility can significantly impact short-term performance. The Fund is not an appropriate investment for short-term investors. Investments in small companies generally carry greater risk than is customarily associated with larger companies. This additional risk is attributable to a number of factors, including the relatively limited financial resources that are typically available to small companies and the fact that small companies often have comparatively limited product lines. In addition, the stock of small companies tends to be more volatile than the stock of large companies, particularly in the short term and particularly in the early stages of an economic or market downturn. Shareholders of the Fund, therefore, are taking on more risk than they would if they invested in the stock market as a whole.

www.bridgeway.com	19

Omni Tax-Managed Small-Cap Value Fund MANAGER’S COMMENTARY (Unaudited) (continued)

Conclusion

Thank you for your continued investment in Omni Tax-Managed Small-Cap Value Fund. We encourage your feedback; your reactions and concerns are important to us.

Sincerely,

The Investment Management Team

20	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

COMMON STOCKS - 100.38%
Aerospace & Defense - 1.18%
	AAR Corp.	114,560	$ 2,673,830
	Arotech Corp.*	52,800	148,368
	Cubic Corp.	10,000	401,600
	DigitalGlobe, Inc.*	29,800	637,422
	Ducommun, Inc.*	34,750	687,355
	Erickson, Inc.*	1,500	915
	LMI Aerospace, Inc.*	67,600	543,504
	National Presto Industries, Inc.+	9,435	890,192
	Sypris Solutions, Inc.*	8,004	6,803

			5,989,989

Air Freight & Logistics - 1.45%
	Air T, Inc.*	6,700	144,050
	Air Transport Services Group, Inc.*	291,526	3,778,177
	Atlas Air Worldwide Holdings, Inc.*	41,900	1,735,498
	Wesco Aircraft Holdings, Inc.*	124,200	1,666,764

			7,324,489

Airlines - 1.65%
	Hawaiian Holdings, Inc.*	119,000	4,517,240
	SkyWest, Inc.	145,600	3,852,576

			8,369,816

Auto Components - 2.03%
	China Automotive Systems, Inc.*	28,500	92,055
	China XD Plastics Co., Ltd.*	17,400	56,028
	Cooper-Standard Holding, Inc.*	55,510	4,384,735
	Metaldyne Performance Group, Inc.+	43,900	603,625
	Modine Manufacturing Co.*	28,900	254,320
	Shiloh Industries, Inc.*	500	3,645
	SORL Auto Parts, Inc.*	74,129	131,950
	Spartan Motors, Inc.	88,600	554,636
	Strattec Security Corp.	3,600	146,772
	Superior Industries International, Inc.	118,700	3,178,786
	Titan International, Inc.+	136,000	843,200
	Westport Fuel Systems, Inc.*+	995	1,662

			10,251,414

Biotechnology - 0.09%
	AMAG Pharmaceuticals, Inc.*+	17,000	406,640

Industry	Company	Shares	Value

Biotechnology (continued)
	Enzon Pharmaceuticals, Inc.	93,500	$ 37,868

			444,508

Building Products - 1.00%
	Alpha Pro Tech, Ltd.*	500	1,135
	Gibraltar Industries, Inc.*	84,706	2,674,168
	Griffon Corp.	140,250	2,364,615

			5,039,918

Capital Markets - 1.06%
	American Capital Senior Floating Ltd.	1,566	16,067
	Arlington Asset Investment Corp., Class A+	17,400	226,374
	Calamos Asset Management, Inc., Class A	69,700	509,507
	Cowen Group, Inc., Class A*+	301,400	892,144
	FBR & Co.	775	11,571
	Great Elm Capital Group, Inc.*+	833	5,489
	INTL FCStone, Inc.*	26,900	734,101
	Investment Technology Group, Inc.	76,000	1,270,720
	KCG Holdings, Inc., Class A*	75,900	1,009,470
	Oppenheimer Holdings, Inc., Class A	4,419	68,318
	Piper Jaffray Cos.*	16,100	606,970

			5,350,731

Chemicals - 2.95%
	American Vanguard Corp.	34,200	516,762
	China Green Agriculture, Inc.*	80,300	106,799
	Core Molding Technologies, Inc.*	11,900	162,435
	FutureFuel Corp.	54,500	592,960
	Gulf Resources, Inc.*	85,750	132,055
	Kraton Performance Polymers, Inc.*	185,575	5,183,110
	Olin Corp.+	20,900	519,156
	OMNOVA Solutions, Inc.*	62,300	451,675
	Schulman (A.), Inc.	116,100	2,835,162
	Stepan Co.	65,400	3,893,262
	Trecora Resources*	8,600	89,698
	Tredegar Corp.	28,900	465,868

			14,948,942

www.bridgeway.com	21

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks - 15.48%
	1st Constitution Bancorp*	5,250	$ 63,105
	1st Source Corp.	57,750	1,870,522
	Access National Corp.	600	11,706
	ACNB Corp.+	600	15,066
	American National Bankshares, Inc.	13,060	328,851
	American River Bankshares*	20,744	210,552
	AmeriServ Financial, Inc.	5,000	15,100
	Banco Latinoamericano de Comercio Exterior SA	15,000	397,500
	Bank of Commerce Holdings	59,350	391,710
	Bankwell Financial Group, Inc.	1,000	22,060
	Banner Corp.	25,057	1,065,925
	Bar Harbor Bankshares	10,500	368,550
	BBCN Bancorp, Inc.	2,600	38,792
	BCB Bancorp, Inc.	11,300	115,712
	Beneficial Bancorp, Inc.*	20,000	254,400
	BNC Bancorp	74,956	1,702,251
	Boston Private Financial Holdings, Inc.	10,000	117,800
	BSB Bancorp, Inc.*+	23,800	539,070
	C&F Financial Corp.	2,400	107,424
	Camden National Corp.	5,853	245,826
	Capital City Bank Group, Inc.	81,250	1,131,000
	Cardinal Financial Corp.	24,478	537,047
	Central Pacific Financial Corp.	47,100	1,111,560
	Central Valley Community Bancorp+	51,000	714,000
	Century Bancorp, Inc., Class A	14,300	605,319
	Chemical Financial Corp.+	60,300	2,248,587
	Chemung Financial Corp.+	3,000	88,050
	Citizens & Northern Corp.	10,000	202,200
	Civista Bancshares, Inc.	2,000	26,200
	CNB Financial Corp.	70,800	1,260,240
	Codorus Valley Bancorp, Inc.	4,188	85,310
	Community Bankers Trust Corp.*	25,000	129,500
	Community Trust Bancorp, Inc.	32,500	1,126,450
	ConnectOne Bancorp, Inc.	15,000	235,350
	Customers Bancorp, Inc.*	20,000	502,600
	Eastern Virginia Bankshares, Inc.	7,051	53,235
	Enterprise Bancorp, Inc.	53,175	1,275,668

Industry	Company	Shares	Value

Commercial Banks (continued)
	Farmers Capital Bank Corp.	30,400	$ 831,440
	Farmers National Banc Corp.	150	1,320
	Financial Institutions, Inc.	40,300	1,050,621
	First Bancorp	102,856	1,808,208
	First Bancorp, Inc.	19,550	421,107
	First BanCorp. Puerto Rico*	146,000	579,620
	First Busey Corp.	37,798	808,499
	First Business Financial Services, Inc.	5,100	119,697
	First Commonwealth Financial Corp.	121,200	1,115,040
	First Community Bancshares, Inc.	61,300	1,375,572
	First Connecticut Bancorp, Inc.	4,800	79,488
	First Financial Corp.	38,830	1,421,955
	First Internet Bancorp+	1,200	28,584
	First Interstate BancSystem, Inc., Class A	94,600	2,658,260
	First Merchants Corp.	71,000	1,770,030
	First Midwest Bancorp, Inc.	115,900	2,035,204
	First of Long Island Corp. (The)	18,000	516,060
	First United Corp.*	3,000	29,520
	Flushing Financial Corp.	43,300	860,804
	FNB Corp.	62,291	781,129
	German American Bancorp, Inc.	12,500	399,625
	Great Southern Bancorp, Inc.	39,850	1,473,254
	Green Bancorp, Inc.*	100,000	872,000
	Hampton Roads Bankshares, Inc.*+	265,225	474,753
	Heartland Financial USA, Inc.	11,950	421,716
	Heritage Commerce Corp.	30,000	315,900
	Heritage Financial Corp.	40,502	712,025
	Heritage Oaks Bancorp	127,600	1,013,144
	HomeTrust Bancshares, Inc.*	50,000	925,000
	Horizon Bancorp+	20,363	511,926
	Independent Bank Corp., MI	68,000	986,680
	Independent Bank Group, Inc.	17,787	763,240
	International Bancshares Corp.	64,600	1,685,414
	Lakeland Bancorp, Inc.+	104,940	1,194,217
	Landmark Bancorp, Inc.	2,100	53,193
	LCNB Corp.+	1,500	23,700

22	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Commercial Banks (continued)
	LegacyTexas Financial Group, Inc.	20,000	$ 538,200
	Macatawa Bank Corp.	12,550	93,121
	MainSource Financial Group, Inc.	41,765	920,918
	MBT Financial Corp.	62,011	496,088
	Mercantile Bank Corp.	2,000	47,720
	Merchants Bancshares, Inc.	5,000	152,400
	Middleburg Financial Corp.	22,463	610,994
	MidWestOne Financial Group, Inc.	13,800	394,128
	MutualFirst Financial, Inc.	700	19,145
	National Bankshares, Inc.+	1,000	34,920
	NBT Bancorp, Inc.	20,932	599,283
	Nicolet Bankshares, Inc.*+	2,529	96,304
	Northrim BanCorp, Inc.	24,073	632,879
	Norwood Financial Corp.+	1,000	28,000
	OFG Bancorp	4,200	34,860
	Old Line Bancshares, Inc.	8,050	144,900
	Old National Bancorp	30,600	383,418
	Old Second Bancorp, Inc.	30,050	205,242
	Opus Bank	5,000	169,000
	Orrstown Financial Services, Inc.+	28,000	505,400
	Pacific Continental Corp.	56,600	889,186
	Pacific Mercantile Bancorp*	20,000	142,000
	Park Sterling Corp.	50,298	356,613
	Parke Bancorp, Inc.	1,320	17,054
	Peapack Gladstone Financial Corp.	4,968	91,958
	Peoples Bancorp, Inc.	29,850	650,432
	Peoples Financial Services Corp.	2,600	101,764
	Preferred Bank	36,000	1,039,500
	Premier Financial Bancorp, Inc.	26,066	439,212
	QCR Holdings, Inc.	27,300	742,287
	Renasant Corp.	88,004	2,845,169
	Republic Bancorp, Inc., Class A	25,700	710,091
	S&T Bancorp, Inc.	30,700	750,615
	Salisbury Bancorp, Inc.+	1,183	35,230
	Sandy Spring Bancorp, Inc.	14,300	415,558
	SB Financial Group, Inc.	28,952	314,708
	Shore Bancshares, Inc.	60,400	709,700
	Sierra Bancorp	59,400	991,386
	South State Corp.	16,911	1,150,794
	Southern National Bancorp of Virginia, Inc.	35,000	425,250
	Southwest Bancorp, Inc.	23,900	404,627
	State Bank Financial Corp.	39,300	799,755
	Stonegate Bank	29,000	935,830

Industry	Company	Shares	Value

Commercial Banks (continued)
	Summit State Bank+	5,000	$ 66,900
	Sussex Bancorp	15,000	200,400
	Tompkins Financial Corp.	8,400	546,000
	TowneBank+	743	16,086
	TriCo Bancshares	200	5,520
	TriState Capital Holdings, Inc.*	51,760	710,665
	Triumph Bancorp, Inc.*	11,600	185,600
	Trustmark Corp.	20,800	516,880
	Union Bankshares Corp.	58,628	1,448,698
	United Community Banks, Inc.	57,770	1,056,613
	United Security Bancshares, Inc.+	3,000	26,700
	Univest Corp. of Pennsylvania+	39,200	823,984
	WesBanco, Inc.	66,385	2,061,254
	Westbury Bancorp, Inc.*	1,000	19,500
	Wilshire Bancorp, Inc.	25,000	260,500

			78,343,122

Commercial Services & Supplies - 3.58%
	ACCO Brands Corp.*	339,800	3,510,134
	Acme United Corp.	2,000	36,600
	Command Security Corp.*+	17,800	47,526
	Ecology & Environment, Inc., Class A	2,811	28,728
	EnerNOC, Inc.*+	90,000	568,800
	Ennis, Inc.	149,265	2,862,903
	Heritage-Crystal Clean, Inc.*	14,246	173,944
	Huron Consulting Group, Inc.*	9,100	549,822
	James River Group Holdings, Ltd.	65,600	2,227,776
	Kelly Services, Inc., Class A	68,400	1,297,548
	Kimball International, Inc., Class B	103,800	1,181,244
	McGrath RentCorp	93,000	2,844,870
	Quad/Graphics, Inc.	25,000	582,250
	RCM Technologies, Inc.	4,000	20,840
	TRC Cos., Inc.*	51,400	324,848
	Versar, Inc.*	35,000	37,800
	Viad Corp.	57,894	1,794,714
	Willdan Group, Inc.*	1,600	16,992

			18,107,339

Communications Equipment - 2.38%
	ATN International, Inc.	25,900	2,015,279
	Bel Fuse, Inc., Class B	63,600	1,130,808
	Black Box Corp.	42,275	552,957
	Blonder Tongue Laboratories*	17,859	8,572

www.bridgeway.com	23

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Communications Equipment (continued)
	Communications Systems, Inc.	4,950	$ 34,501
	Comtech Telecommunications Corp.	69,215	888,721
	Digi International, Inc.*	30,325	325,387
	Finisar Corp.*	68,000	1,190,680
	Harmonic, Inc.*	600	1,710
	KVH Industries, Inc.*	18,200	140,140
	NETGEAR, Inc.*	101,900	4,844,326
	PC-Tel, Inc.	56,000	263,760
	Polycom, Inc.*	54,100	608,625
	Zhone Technologies, Inc.*	34,000	40,460

			12,045,926

Computers & Peripherals - 0.32%
	Concurrent Computer Corp.	3,400	17,748
	Datalink Corp.*	500	3,750
	QLogic Corp.*	101,500	1,496,110
	USA Technologies, Inc.*+	30,000	128,100

			1,645,708

Construction & Engineering - 1.82%
	Aegion Corp.*	120,300	2,347,053
	Goldfield Corp. (The)*	114,000	373,920
	Great Lakes Dredge & Dock Corp.*	167,000	728,120
	IES Holdings, Inc.*	3,600	44,712
	KB Home+	134,700	2,048,787
	MasTec, Inc.*	63,500	1,417,320
	MYR Group, Inc.*	25,000	602,000
	Northwest Pipe Co.*	1,000	10,780
	Orion Marine Group, Inc.*	37,072	196,852
	Tutor Perini Corp.*	61,200	1,441,260

			9,210,804

Consumer Finance - 1.51%
	Cash America International, Inc.	85,100	3,626,962
	Consumer Portfolio Services, Inc.*	116,650	439,770
	Encore Capital Group, Inc.*+	23,400	550,602
	EZCORP, Inc., Class A*	6,100	46,116
	Green Dot Corp., Class A*	56,900	1,308,131
	Nelnet, Inc., Class A	6,900	239,775
	Nicholas Financial, Inc.*	31,800	326,904
	Regional Management Corp.*	52,100	763,786
	World Acceptance Corp.*	7,000	319,200

			7,621,246

Industry	Company	Shares	Value

Distributors - 0.28%
	AMCON Distributing Co.	1,350	$ 117,450
	Essendant, Inc.	35,600	1,087,936
	VOXX International Corp.*	83,064	231,749

			1,437,135

Diversified Consumer Services - 0.43%
	American Public Education, Inc.*	8,000	224,800
	DeVry Education Group, Inc.+	24,000	428,160
	K12, Inc.*	23,500	293,515
	Lincoln Educational Services Corp.*	134,605	201,908
	Regis Corp.*	83,250	1,036,462

			2,184,845

Diversified Financial Services - 0.85%
	Enova International, Inc.*	22,783	167,683
	GAIN Capital Holdings, Inc.	146,000	922,720
	Higher One Holdings, Inc.*	80,400	410,844
	Marlin Business Services Corp.	15,775	257,132
	PHH Corp.*	8,300	110,556
	Resource America, Inc., Class A	71,900	698,868
	Sterling Bancorp	87,576	1,374,943
	Summit Financial Group, Inc.+	1,500	26,250
	Tiptree Financial, Inc., Class A+	56,200	307,976

			4,276,972

Diversified Telecommunication Services - 0.81%
	Alaska Communications Systems Group, Inc.*	344,187	585,118
	Hawaiian Telcom Holdco, Inc.*	2,600	55,094
	Iridium Communications, Inc.*+	392,125	3,482,070

			4,122,282

Electrical Equipment - 0.89%
	Broadwind Energy, Inc.*	26,075	110,036
	Encore Wire Corp.	6,500	242,320
	General Cable Corp.	120,000	1,525,200
	Highpower International, Inc.*	25,922	48,993
	II-VI, Inc.*	63,404	1,189,459
	LSI Industries, Inc.	15,000	166,050
	Novanta, Inc.*	11,000	166,650

24	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Electrical Equipment (continued)
	Powell Industries, Inc.	25,000	$ 983,500
	Preformed Line Products Co.	1,200	48,468
	Ultralife Corp.*	8,350	41,834

			4,522,510

Electronic Equipment, Instruments & Components - 3.13%
	Benchmark Electronics, Inc.*	121,800	2,576,070
	Electro Rent Corp.	31,503	485,461
	Fabrinet*	60,150	2,232,768
	Insight Enterprises, Inc.*	44,883	1,166,958
	Iteris, Inc.*	65,000	185,900
	Key Tronic Corp.*	11,900	89,607
	Kimball Electronics, Inc.*	59,100	735,795
	PAR Technology Corp.*	98,400	471,336
	PCM, Inc.*	82,175	915,430
	Plexus Corp.*	500	21,600
	Rofin-Sinar Technologies, Inc.*	26,200	836,828
	Sanmina Corp.*	149,100	3,997,371
	SMTC Corp.*	13,500	20,385
	TTM Technologies, Inc.*	219,402	1,652,097
	Vishay Precision Group, Inc.*	31,667	424,971
	Wireless Telecom Group, Inc.*	10,000	13,400

			15,825,977

Energy Equipment & Services - 1.15%
	Basic Energy Services, Inc.*	700	1,176
	C&J Energy Services, Ltd.*	30,000	18,069
	CARBO Ceramics, Inc.	500	6,550
	ENGlobal Corp.*	75,878	91,054
	Era Group, Inc.*	57,200	537,680
	Gulf Island Fabrication, Inc.	15,000	104,100
	Natural Gas Services Group, Inc.*	75,888	1,737,835
	Newpark Resources, Inc.*	12,500	72,375
	Parker Drilling Co.*	493,630	1,130,413
	PHI, Inc.*	3,750	67,050
	Pioneer Energy Services Corp.*	63,700	293,020
	SEACOR Holdings, Inc.*+	30,200	1,750,090

			5,809,412

Food & Staples Retailing - 2.04%
	Andersons, Inc. (The)	94,700	3,365,638
	Ingles Markets, Inc., Class A	92,805	3,461,626
	SpartanNash Co.	78,682	2,406,096
	Village Super Market, Inc., Class A	1,100	31,779

Industry	Company	Shares	Value

Food & Staples Retailing (continued)
	Weis Markets, Inc.	20,700	$ 1,046,385

			10,311,524

Food Products - 0.71%
	Alico, Inc.+	8,100	245,025
	Fresh Del Monte Produce, Inc.	3,200	174,176
	Omega Protein Corp.*	123,650	2,471,764
	Post Holdings, Inc.*+	5,100	421,719
	S&W Seed Co.*+	10,000	43,600
	Seneca Foods Corp., Class A*	6,650	240,796

			3,597,080

Health Care Equipment & Supplies - 0.56%
	AngioDynamics, Inc.*	52,000	747,240
	Electromed, Inc.*	10,000	38,600
	Exactech, Inc.*	17,500	467,950
	FONAR Corp.*	2,000	40,720
	Halyard Health, Inc.*	27,000	878,040
	Kewaunee Scientific Corp.	2,500	47,200
	Merit Medical Systems, Inc.*	18,100	358,923
	Symmetry Surgical, Inc.*	18,200	238,966

			2,817,639

Health Care Providers & Services - 1.58%
	Amedisys, Inc.*	14,210	717,321
	Everyday Health, Inc.*	37,000	291,560
	Five Star Quality Care, Inc.*	141,650	331,461
	Healthways, Inc.*	24,500	282,975
	InfuSystems Holdings, Inc.*	35,178	91,463
	Kindred Healthcare, Inc.	101,700	1,148,193
	LHC Group, Inc.*	500	21,640
	Magellan Health, Inc.*	27,125	1,784,011
	National Healthcare Corp.	8,920	577,481
	PharMerica Corp.*	5,300	130,698
	Select Medical Holdings Corp.*	140,000	1,521,800
	Triple-S Management Corp., Class B*	45,100	1,101,793

			8,000,396

Hotels, Restaurants & Leisure - 2.68%
	Caesars Entertainment Corp.*+	30,000	230,700
	Century Casinos, Inc.*	79,200	493,416
	Flanigan’s Enterprises, Inc.+	2,500	51,700
	International Speedway Corp., Class A	75,760	2,534,172
	Intrawest Resorts Holdings, Inc.*+	25,000	324,500

www.bridgeway.com	25

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
	Luby’s, Inc.*	179,100	$ 899,082
	Marcus Corp. (The)	136,454	2,879,179
	Monarch Casino & Resort, Inc.*	22,300	489,931
	Nevada Gold & Casinos, Inc.*	10,000	19,300
	Peak Resorts, Inc.	93,600	426,816
	Penn National Gaming, Inc.*	125,500	1,750,725
	Red Lion Hotels Corp.*+	80,695	585,846
	Ruby Tuesday, Inc.*	333,800	1,205,018
	Speedway Motorsports, Inc.	93,963	1,667,843

			13,558,228

Household Durables - 1.21%
	Bassett Furniture Industries, Inc.	52,959	1,267,838
	CSS Industries, Inc.	68,558	1,838,040
	Hooker Furniture Corp.	15,000	322,350
	Lifetime Brands, Inc.	51,499	751,370
	NACCO Industries, Inc., Class A	16,450	921,200
	P&F Industries, Inc., Class A	492	4,600
	William Lyon Homes, Class A*+	15,000	241,800
	ZAGG, Inc.*	144,000	756,000

			6,103,198

Household Products - 0.95%
	Central Garden & Pet Co., Class A*	221,400	4,806,594

Insurance - 8.88%
	1347 Property Insurance Holdings, Inc.*	17,500	111,825
	Ambac Financial Group, Inc.*	18,000	296,280
	American Equity Investment Life Holding Co.	30,250	431,062
	American Independence Corp.*+	15,264	374,426
	AMERISAFE, Inc.	56,500	3,458,930
	Argo Group International Holdings Ltd.	22,865	1,186,694
	Baldwin & Lyons, Inc., Class B+	43,700	1,077,642
	Citizens, Inc.*+	14,800	112,480
	Donegal Group, Inc., Class A	74,100	1,221,909
	EMC Insurance Group, Inc.	34,025	943,173
	Employers Holdings, Inc.	75,900	2,202,618
	FBL Financial Group, Inc., Class A	45,666	2,770,556

Industry	Company	Shares	Value

Insurance (continued)
	Federated National Holding Co.	53,012	$ 1,009,348
	Fidelity & Guaranty Life+	45,000	1,043,100
	First Acceptance Corp.*	145,000	203,000
	Hallmark Financial Services, Inc.*	50,158	581,331
	HCI Group, Inc.	20,000	545,600
	Heritage Insurance Holdings, Inc.+	20,000	239,400
	Horace Mann Educators Corp.	74,950	2,532,560
	Independence Holding Co.	14,950	268,652
	Infinity Property & Casualty Corp.	9,200	742,072
	Investors Title Co.+	1,000	95,250
	Kansas City Life Insurance Co.+	24,900	984,048
	Kingstone Cos., Inc.+	4,000	35,400
	Maiden Holdings, Ltd.+	167,450	2,049,588
	MBIA, Inc.*	102,800	702,124
	National Interstate Corp.	16,000	484,000
	National Western Life Group, Inc., Class A	5,350	1,044,694
	Navigators Group, Inc. (The)	37,650	3,462,670
	NMI Holdings, Inc., Class A*	185,000	1,013,800
	OneBeacon Insurance Group Ltd., Class A	107,500	1,483,500
	Safety Insurance Group, Inc.	31,800	1,958,244
	Selective Insurance Group, Inc.	50,100	1,914,321
	State Auto Financial Corp.	31,786	696,431
	State National Cos, Inc.	20,000	210,600
	Stewart Information Services Corp.	68,350	2,830,374
	Third Point Reinsurance Ltd.*+	100,500	1,177,860
	United Fire Group, Inc.	60,900	2,583,987
	United Insurance Holdings Corp.	53,400	874,692

			44,954,241

Internet & Catalog Retail - 0.19%
	CafePress, Inc.*	11,000	34,100
	FTD Cos., Inc.*	27,160	677,914
	Lands’ End, Inc.*+	16,000	262,720

			974,734

Internet Software & Services - 0.79%
	Autobytel, Inc.*	600	8,322
	Blucora, Inc.*	85,500	885,780
	Liquidity Services, Inc.*	35,000	274,400

26	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Internet Software & Services (continued)
	Marchex, Inc., Class B*	167,169	$ 531,597
	MeetMe, Inc.*	41,731	222,426
	Monster Worldwide, Inc.*	532,600	1,272,914
	RetailMeNot, Inc.*	10,000	77,100
	Synacor, Inc.*	15,000	46,200
	United Online, Inc.*	59,999	659,989

			3,978,728

IT Services - 1.72%
	CIBER, Inc.*	501	751
	Computer Task Group, Inc.	72,400	359,828
	Edgewater Technology, Inc.*	11,710	101,174
	Engility Holdings, Inc.*	31,650	668,448
	ManTech International Corp., Class A	78,882	2,983,317
	ModusLink Global Solutions, Inc.*+	105,300	129,519
	NCI, Inc., Class A	60,700	852,835
	NeuStar, Inc., Class A*+	61,481	1,445,418
	PRGX Global, Inc.*	97,300	507,906
	Sykes Enterprises, Inc.*	56,750	1,643,480

			8,692,676

Leisure Equipment & Products - 0.55%
	Arctic Cat, Inc.	7,100	120,700
	JAKKS Pacific, Inc.*+	129,100	1,021,181
	Johnson Outdoors, Inc., Class A	63,850	1,640,945

			2,782,826

Machinery - 2.21%
	American Railcar Industries, Inc.	18,000	710,460
	Ampco-Pittsburgh Corp.	64,005	723,897
	Art’s-Way Manufacturing Co. Inc.*	5,000	14,800
	Briggs & Stratton Corp.	169,450	3,588,951
	Chart Industries, Inc.*	10,000	241,300
	Chicago Rivet & Machine Co.	1,000	27,220
	Cleantech Solutions International, Inc.*+	12,000	12,000
	Columbus McKinnon Corp.	33,800	478,270
	Dynamic Materials Corp.	100	1,075
	Eastern Co. (The)	20,104	333,324
	FreightCar America, Inc.	20,700	290,835
	Hardinge, Inc.	82,600	830,956
	Hurco Companies, Inc.	11,015	306,547
	Hyster-Yale Materials Handling, Inc.	2,700	160,623
	Kennametal, Inc.	24,000	530,640

Industry	Company	Shares	Value

Machinery (continued)
	L.B. Foster Co., Class A	8,900	$ 96,921
	L.S. Starrett Co. (The), Class A	23,900	284,649
	NN, Inc.	47,500	664,525
	Supreme Industries, Inc., Class A	30,450	417,165
	TriMas Corp.*	19,500	351,000
	Wabash National Corp.*	87,000	1,104,900
	WSI Industries, Inc.+	1,000	3,020

			11,173,078

Marine - 1.88%
	Dorian LPG, Ltd.*+	170,954	1,205,226
	Frontline, Ltd.+	30,500	240,035
	Navios Maritime Acquisition Corp.	456,200	716,234
	Nordic American Tankers Ltd.+	149,400	2,075,166
	Overseas Shipholding Group, Inc., Class A	1,200	13,188
	Rand Logistics, Inc.*	6,600	6,798
	Scorpio Tankers, Inc.	580,000	2,436,000
	Ship Finance International, Ltd.+	95,500	1,407,670
	Teekay Tankers, Ltd., Class A+	470,010	1,400,630

			9,500,947

Media - 1.69%
	Entercom Communications Corp., Class A	122,405	1,661,036
	Eros International PLC*+	19,300	314,011
	Global Sources, Ltd.*	5,000	45,850
	Harte-Hanks, Inc.	500	795
	McClatchy Co. (The), Class A*+	15,432	225,616
	New Media Investment Group, Inc.	29,800	538,486
	Reading International, Inc., Class A*+	70,400	879,296
	Saga Communications, Inc., Class A	2,250	88,965
	Salem Media Group, Inc.	38,600	278,692
	Scholastic Corp.	75,950	3,008,380
	Sizmek, Inc.*	32,500	74,425
	Time, Inc.	26,350	433,721
	Townsquare Media, Inc., Class A*	130,044	1,026,047

			8,575,320

www.bridgeway.com	27

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Metals & Mining - 3.08%
	Carpenter Technology Corp.+	25,400	$ 836,422
	Century Aluminum Co.*+	107,900	683,007
	Coeur Mining, Inc.*+	179,700	1,915,602
	Ferroglobe PLC+	50,000	430,500
	Gold Resource Corp.	20,000	71,800
	Handy & Harman, Ltd.*	30,300	793,557
	Haynes International, Inc.	22,200	712,176
	Hecla Mining Co.+	749,000	3,819,900
	Kaiser Aluminum Corp.	26,700	2,413,947
	Materion Corp.	71,700	1,775,292
	Olympic Steel, Inc.	22,300	609,013
	Schnitzer Steel Industries, Inc., Class A	66,500	1,170,400
	Stillwater Mining Co.*	24,465	290,155
	Synalloy Corp.	7,000	53,620

			15,575,391

Multiline Retail - 0.35%
	Fred’s, Inc., Class A	108,450	1,747,130

Oil, Gas & Consumable Fuels - 6.84%
	Adams Resources & Energy, Inc.	11,600	446,600
	Alon USA Energy, Inc.+	195,600	1,267,488
	Ardmore Shipping Corp.	223,988	1,516,399
	Bill Barrett Corp.*+	500	3,195
	Bonanza Creek Energy, Inc.*+	5,000	10,050
	California Resources Corp.+	75,400	919,880
	Callon Petroleum Co.*	122,200	1,372,306
	Clayton Williams Energy, Inc.*+	68,600	1,883,756
	Cloud Peak Energy, Inc.*	1,000	2,060
	Delek US Holdings, Inc.	60,000	792,600
	DHT Holdings, Inc.	261,800	1,316,854
	Earthstone Energy, Inc.*+	4,000	43,120
	Forum Energy Technologies, Inc.*	75,000	1,298,250
	GasLog Ltd.+	34,500	447,810
	Gran Tierra Energy, Inc.*+	527,700	1,783,626
	Green Plains, Inc.	96,450	1,901,994
	Hallador Energy Co.+	71,600	330,792
	Independence Contract Drilling, Inc.*	108,081	586,880
	ION Geophysical Corp.*	9,333	58,145
	Matador Resources Co.*+	59,500	1,178,100
	McDermott International, Inc.*+	857,000	4,233,580
	Mexco Energy Corp.*	6,000	14,820
	Mitcham Industries, Inc.*	5,000	18,750

Industry	Company	Shares	Value

Oil, Gas & Consumable Fuels (continued)
	MRC Global, Inc.*	138,020	$ 1,961,264
	New Concept Energy, Inc.*	3,600	6,516
	Northern Oil and Gas, Inc.*	15,000	69,300
	Oasis Petroleum, Inc.*	213,000	1,989,420
	Oil States International, Inc.*	18,000	591,840
	Pacific Ethanol, Inc.*+	800	4,360
	PDC Energy, Inc.*	13,100	754,691
	Renewable Energy Group, Inc.*+	348,319	3,075,657
	REX American Resources Corp.*	25,250	1,510,708
	Ring Energy, Inc.*+	28,300	249,606
	Sanchez Energy Corp.*+	500	3,530
	SM Energy Co.+	22,000	594,000
	Synergy Resources Corp.*	100,000	666,000
	TETRA Technologies, Inc.*	269,900	1,719,263
	W&T Offshore, Inc.*+	600	1,392

			34,624,602

Paper & Forest Products - 0.95%
	Clearwater Paper Corp.*	16,182	1,057,817
	Mercer International, Inc.	89,950	717,801
	PH Glatfelter Co.	129,500	2,533,020
	Resolute Forest Products, Inc.*	94,700	500,963

			4,809,601

Personal Products - 0.22%
	Mannatech, Inc.*	25,700	520,168
	Natural Alternatives International, Inc.*	6,000	66,240
	Nutraceutical International Corp.*	23,250	538,238

			1,124,646

Pharmaceuticals - 0.02%
	Cumberland Pharmaceuticals, Inc.*	20,300	91,350

Professional Services - 2.57%
	CBIZ, Inc.*	128,300	1,335,603
	CDI Corp.	35,700	217,770
	CRA International, Inc.*	51,000	1,286,220
	FTI Consulting, Inc.*	56,500	2,298,420
	Heidrick & Struggles International, Inc.	55,440	935,827
	ICF International, Inc.*	35,000	1,431,500
	Navigant Consulting, Inc.*	215,900	3,486,785
	RPX Corp.*	105,596	968,315
	TrueBlue, Inc.*	250	4,730

28	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Professional Services (continued)
	VSE Corp.	15,830	$ 1,057,444

			13,022,614

Real Estate Management & Development - 0.54%
	Farmland Partners, Inc.+	3,800	43,016
	Forestar Group, Inc.*	100,500	1,194,945
	Griffin Industrial Realty, Inc.	4,000	122,600
	RE/MAX Holdings, Inc., Class A	26,900	1,082,994
	St. Joe Co. (The)*	15,000	265,800

			2,709,355

Road & Rail - 1.01%
	ArcBest Corp.	40,400	656,500
	Celadon Group, Inc.	42,000	343,140
	Covenant Transportation Group, Inc., Class A*	80,650	1,457,346
	Greenbrier Companies., Inc. (The)+	22,100	643,773
	Marten Transport, Ltd.	60,466	1,197,227
	PAM Transportation Services, Inc.*	27,527	437,404
	USA Truck, Inc.*	21,435	375,327

			5,110,717

Semiconductors & Semiconductor Equipment - 2.07%
	Advanced Energy Industries, Inc.*	23,000	873,080
	Alpha & Omega Semiconductor, Ltd.*	161,905	2,255,337
	Amkor Technology, Inc.*	255,200	1,467,400
	AXT, Inc.*	25,000	79,750
	Brooks Automation, Inc.	500	5,610
	Cohu, Inc.	30,000	325,500
	Diodes, Inc.*	44,400	834,276
	FormFactor, Inc.*	15,000	134,850
	GigPeak, Inc.*	65,000	127,400
	inTEST Corp.*	54,500	207,645
	IXYS Corp.	39,000	399,750
	Kulicke & Soffa Industries, Inc.*	100,300	1,220,651
	Photronics, Inc.*	171,470	1,527,798
	Rudolph Technologies, Inc.*	31,100	482,983
	Sigma Designs, Inc.*	3,800	24,434
	Ultra Clean Holdings, Inc.*	57,000	324,330
	Xcerra Corp.*	30,000	172,500

			10,463,294

Software - 0.87%
	Ebix, Inc.+	40,000	1,916,000
	Epiq Systems, Inc.	30,000	438,000
	GSE Systems, Inc.*	22,500	50,175

Industry	Company	Shares	Value

Software (continued)
	Mind CTI Ltd.	500	$ 1,070
	Net 1 UEPS Technologies, Inc.*	191,100	1,909,089
	NetSol Technologies, Inc.*+	16,680	97,411

			4,411,745

Specialty Retail - 3.21%
	Barnes & Noble Education, Inc.*	50,560	513,184
	Barnes & Noble, Inc.	114,000	1,293,900
	Big 5 Sporting Goods Corp.	119,603	1,108,720
	Children’s Place, Inc. (The)	17,900	1,435,222
	Christopher & Banks Corp.*	200	438
	Citi Trends, Inc.	76,150	1,182,609
	Destination Maternity Corp.+	2,200	12,936
	Finish Line, Inc. (The), Class A	103,000	2,079,570
	Genesco, Inc.*	5,000	321,550
	Group 1 Automotive, Inc.	13,000	641,680
	Guess?, Inc.	32,000	481,600
	Haverty Furniture Cos., Inc.	30,300	546,309
	hhgregg, Inc.*+	38,500	68,145
	New York & Co., Inc.*	32,700	48,723
	Rent-A-Center, Inc.	800	9,824
	Sears Hometown & Outlet Stores, Inc.*	10,000	67,400
	Shoe Carnival, Inc.	57,500	1,440,950
	Sonic Automotive, Inc., Class A	73,500	1,257,585
	Stage Stores, Inc.	245	1,196
	Systemax, Inc.*	3,000	25,590
	Tilly’s, Inc., Class A*	67,400	390,246
	Trans World Entertainment Corp.*	30,000	112,500
	TravelCenters of America LLC*	219,850	1,793,976
	West Marine, Inc.*	86,000	721,540
	Zumiez, Inc.*+	48,400	692,604

			16,247,997

Textiles, Apparel & Luxury Goods - 1.00%
	Abercrombie & Fitch Co., Class A	63,000	1,122,030
	Delta Apparel, Inc.*	13,200	297,660
	Movado Group, Inc.	25,600	555,008
	Perry Ellis International, Inc.*	135,184	2,719,902
	Rocky Brands, Inc.	30,450	347,739

			5,042,339

Thrifts & Mortgage Finance - 4.23%
	Astoria Financial Corp.	120,900	1,853,397
	Bank Mutual Corp.	121,800	935,424

www.bridgeway.com	29

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Industry	Company	Shares	Value

Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
	Berkshire Hills Bancorp, Inc.	40,970	$ 1,102,912
	Brookline Bancorp, Inc.	30,000	330,900
	Charter Financial Corp.	12,500	166,000
	Chicopee Bancorp, Inc.	12,500	228,250
	Citizens Community Bancorp, Inc.	2,500	25,900
	Dime Community Bancshares, Inc.	15,000	255,150
	ESSA Bancorp, Inc.	35,000	469,000
	Federal Agricultural Mortgage Corp., Class C	9,700	337,754
	First Defiance Financial Corp.	29,150	1,132,478
	First Financial Northwest, Inc.	26,400	350,592
	Fox Chase Bancorp, Inc.+	10,500	213,570
	Hingham Institution for Savings	1,143	140,498
	Home Bancorp, Inc.	15,597	428,450
	HomeStreet, Inc.*	54,000	1,075,680
	HopFed Bancorp, Inc.	23,500	272,365
	Lake Sunapee Bank Group	2,000	34,220
	Laporte Bancorp, Inc.	11,000	179,630
	Meta Financial Group, Inc.	20,078	1,023,175
	Nationstar Mortgage Holdings, Inc.*+	35,000	394,100
	Northwest Bancshares, Inc.	44,837	664,933
	Ocean Shore Holding Co.	39,100	663,136
	OceanFirst Financial Corp.	67,126	1,219,679
	Ocwen Financial Corp.*+	50,000	85,500
	Oritani Financial Corp.	50,000	799,500
	Provident Financial Holdings, Inc.	53,710	982,893
	Provident Financial Services, Inc.	67,400	1,323,736
	Prudential Bancorp, Inc.+	957	13,494
	Riverview Bancorp, Inc.	72,478	342,821
	Security National Financial Corp., Class A*	13,671	66,851
	SI Financial Group, Inc.	30,000	397,200
	Territorial Bancorp, Inc.	21,900	579,693
	Timberland Bancorp, Inc.	32,000	480,000
	TrustCo Bank Corp.	20,000	128,200
	United Community Bancorp	10,000	140,700
	United Community Financial Corp.	163	991
	United Financial Bancorp, Inc.	10,000	129,800
	Walker & Dunlop, Inc.*	175	3,986
	Westfield Financial, Inc.	53,000	408,100
	WSFS Financial Corp.	63,000	2,027,970

			21,408,628

Industry	Company	Shares	Value

Trading Companies & Distributors - 1.32%
	AeroCentury Corp.*	4,300	$ 39,216
	CAI International, Inc.*	37,100	278,250
	General Finance Corp.*	135,064	574,022
	Houston Wire & Cable Co.	46,100	242,025
	Kaman Corp.	16,500	701,580
	Rush Enterprises, Inc., Class A*	48,600	1,047,330
	TAL International Group, Inc.	7,000	93,870
	Titan Machinery, Inc.*	75,500	841,825
	Veritiv Corp.*	46,133	1,733,678
	Willis Lease Finance Corp.*	50,950	1,132,618

			6,684,414

Wireless Telecommunication Services - 0.42%
	Spok Holdings, Inc.	111,100	2,129,232

TOTAL COMMON STOCKS - 100.38%			507,903,349

(Cost $431,794,569)

WARRANTS - 0.00%
	Eagle Bulk Shipping, Inc., expiring 10/15/21*	8,501	340

TOTAL WARRANTS - 0.00%			340

(Cost $70,770)

	Rate^	Shares	Value

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.26%
Dreyfus Cash Management Fund**	0.30%	41,830,680	41,830,680

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING - 8.26%			41,830,680

(Cost $41,830,680)

TOTAL INVESTMENTS - 108.64%			$549,734,369
(Cost $473,696,019)
Liabilities in Excess of Other Assets - (8.64%)			(43,739,412)

NET ASSETS - 100.00%			$505,994,957

*	Non-income producing security.
**	This security represents the investment of the collateral received in connection with securities out on loan as of June 30, 2016.
^	Rate disclosed as of June 30, 2016.
+	This security or a portion of the security is out on loan as of June 30, 2016. Total loaned securities had a value of $40,743,010 as of June 30, 2016.

LLC - Limited Liability Company

PLC - Public Limited Company

30	Annual Report | June 30, 2016

Omni Tax-Managed Small-Cap Value Fund SCHEDULE OF INVESTMENTS (continued)

Showing percentage of net assets as of June 30, 2016

Summary of inputs used to value the Fund’s investments as of 06/30/2016 (See Note 2 in Notes to Financial Statements):
	Valuation Inputs

	Investment in Securities (Value)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total

Common Stocks	$507,903,349	$—	$ —	$507,903,349
Warrants	340	—	—	340
Investments Purchased with Cash Proceeds from Securities Lending	—	41,830,680	—	41,830,680

TOTAL	$507,903,689	$41,830,680	$ —	$549,734,369

See Notes to Financial Statements.

www.bridgeway.com	31

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

ASSETS	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

Investments at value	$575,985,930	$549,734,369

Receivables:

Portfolio securities sold	133,666	181,886

Fund shares sold	3,013,534	963,234

Dividends and interest	349,860	347,834

Prepaid expenses	60,998	66,758

Total assets	579,543,988	551,294,081

LIABILITIES

Payables:

Portfolio securities purchased	1,362,104	861,871

Fund shares redeemed	2,794,463	866,174

Due to custodian	-	889,225

Loan payable	-	500,000

Payable upon return of securities loaned	16,705,782	41,830,680

Accrued Liabilities:

Investment advisory fees	184,769	159,421

Administration fees	11,093	10,027

Directors’ fees	449	370

Other	199,785	181,356

Total liabilities	21,258,445	45,299,124

NET ASSETS	$558,285,543	$505,994,957

NET ASSETS REPRESENT

Paid-in capital	$484,853,753	$433,555,644

Undistributed net investment income	2,918,574	4,983,051

Accumulated net realized loss on investments	(9,203,889)	(8,582,088)

Net unrealized appreciation on investments	79,717,105	76,038,350

NET ASSETS	$558,285,543	$505,994,957

Shares of common stock outstanding of $.001 par value*	38,088,167	36,037,630

Net asset value, offering price and redemption price per share	$ 14.66	$ 14.04

Total investments at cost	$496,268,825	$473,696,019

* See Note 1 - Organization in the Notes to Financial Statements for shares authorized for each Fund.

See Notes to Financial Statements.

32	Annual Report | June 30, 2016

STATEMENTS OF OPERATIONS

Year Ended June 30, 2016

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value

INVESTMENT INCOME

Dividends	$ 8,292,901	$7,472,296

Less: foreign taxes withheld	(3,247)	(1,232)

Securities lending	421,120	456,542

Total Investment Income	8,710,774	7,927,606

EXPENSES

Investment advisory fees	2,457,732	2,199,296

Administration fees	119,791	106,901

Accounting fees	134,950	127,709

Transfer agent fees	13,762	13,799

Professional fees	104,642	96,450

Custody fees	19,460	18,821

Blue sky fees	54,908	66,690

Directors’ and officers’ fees	50,201	45,026

Shareholder servicing fees	440,951	397,370

Reports to shareholders	34,450	26,287

Miscellaneous expenses	80,467	84,174

Total Expenses	3,511,314	3,182,523

Less investment advisory fees waived	(561,512)	(547,245)

Net Expenses	2,949,802	2,635,278

NET INVESTMENT INCOME	5,760,972	5,292,328

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

Realized Loss on:

Investments	(5,156,734)	(5,787,803)

Change in Unrealized Appreciation (Depreciation) on:

Investments	(11,917,008)	(12,483,133)

Net Realized and Unrealized Loss on Investments	(17,073,742)	(18,270,936)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,312,770)	$(12,978,608)

See Notes to Financial Statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30		Year Ended June 30
	2016	2015	2016	2015

OPERATIONS

Net investment income	$5,760,972	$3,851,176	$5,292,328	$3,547,309

Net realized loss on investments	(5,156,734)	(1,654,820)	(5,787,803)	(2,599,989)

Net change in unrealized appreciation (depreciation) on investments	(11,917,008)	(4,763,662)	(12,483,133)	(10,832,450)

Net decrease in net assets resulting from operations	(11,312,770)	(2,567,306)	(12,978,608)	(9,885,130)

DISTRIBUTIONS:

From net investment income.	(4,704,613)	(2,478,657)	(3,274,284)	(767,401)

From net realized gains	-	(20,389,241)	-	(14,502,076)

Net decrease in net assets resulting from distributions	(4,704,613)	(22,867,898)	(3,274,284)	(15,269,477)

SHARE TRANSACTIONS:

Proceeds from sale of shares	267,382,250	150,345,339	280,799,281	153,736,050

Reinvestment of distributions	4,704,241	22,867,898	3,264,234	15,267,233

Cost of shares redeemed	(157,150,700)	(95,602,458)	(222,916,519)	(108,078,029)

Net increase in net assets resulting from share transactions	114,935,791	77,610,779	61,146,996	60,925,254

Net increase in net assets	98,918,408	52,175,575	44,894,104	35,770,647

NET ASSETS:

Beginning of year	459,367,135	407,191,560	461,100,853	425,330,206

End of year*	$558,285,543	$459,367,135	$505,994,957	$461,100,853

SHARES ISSUED & REDEEMED

Issued	19,594,288	9,811,973	21,596,228	10,661,864

Distributions reinvested	330,354	1,604,765	240,017	1,131,744

Redeemed	(11,488,298)	(6,248,268)	(17,275,572)	(7,678,666)

Net increase in shares	8,436,344	5,168,470	4,560,673	4,114,942

Outstanding at beginning of year	29,651,823	24,483,353	31,476,957	27,362,015

Outstanding at end of year	38,088,167	29,651,823	36,037,630	31,476,957

* Including undistributed net investment income of:	$2,918,574	$2,027,126	$4,983,051	$3,271,865

See Notes to Financial Statements.

34	Annual Report | June 30, 2016

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period indicated)

OMNI SMALL-CAP VALUE

	Year Ended June 30

	2016	2015	2014	2013	For the Period Ended 06/30/2012(a)

Net Asset Value, Beginning of Period	$15.49	$16.63	$14.11	$11.11	$10.00

Income from Investment Operations:
Net Investment Income(b)	0.17	0.14	0.11	0.17	0.08
Net Realized and Unrealized Gain (Loss)	(0.86)	(0.46)	3.58	3.12	1.06

Total from Investment Operations	(0.69)	(0.32)	3.69	3.29	1.14

Less Distributions to Shareholders from:
Net Investment Income	(0.14)	(0.09)	(0.08)	(0.16)	(0.03)
Net Realized Gain	-	(0.73)	(1.09)	(0.13)	-

Total Distributions	(0.14)	(0.82)	(1.17)	(0.29)	(0.03)

Net Asset Value, End of Period	$14.66	$15.49	$16.63	$14.11	$11.11

Total Return(c)	(4.42%)	(1.48%)	26.89%	30.08%	11.41%(d)

Ratios and Supplemental Data:
Net Assets, End of Period (in 000’s)	$558,286	$459,367	$407,192	$260,909	$179,553
Expenses Before Waivers and Reimbursements	0.71%	0.71%	0.71%	0.78%	0.84%(e)
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%(e)
Net Investment Income After Waivers and Reimbursements	1.17%	0.88%	0.70%	1.36%	0.92%(e)
Portfolio Turnover Rate	24%	25%	31%	34%	8%(d)

(a)	Commenced operations on August 31, 2011.
(b)	Per share amounts calculated based on the average daily shares outstanding during the period.
(c)	Total return would have been lower had various fees not been waived during the period.
(d)	Not annualized.
(e)	Annualized for periods less than one year.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year indicated)

OMNI TAX-MANAGED SMALL-CAP VALUE

	Year Ended June 30

	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$14.65	$15.54	$12.75	$10.05	$10.68

Income from Investment Operations:
Net Investment Income(a)	0.16	0.12	0.09	0.15	0.09
Net Realized and Unrealized Gain (Loss)	(0.66)	(0.42)	3.26	2.68	(0.67)(b)

Total from Investment Operations	(0.50)	(0.30)	3.35	2.83	(0.58)

Less Distributions to Shareholders from:
Net Investment Income	(0.11)	(0.03)	(0.08)	(0.13)	(0.05)
Net Realized Gain	-	(0.56)	(0.48)	-	-

Total Distributions	(0.11)	(0.59)	(0.56)	(0.13)	(0.05)

Net Asset Value, End of Year	$14.04	$14.65	$15.54	$12.75	$10.05

Total Return(c)	(3.42%)	(1.62%)	26.71%	28.43%	(5.41%)

Ratios and Supplemental Data:
Net Assets, End of Year (in 000’s)	$505,995	$461,101	$425,330	$262,088	$127,216
Expenses Before Waivers and Reimbursements	0.72%	0.71%	0.71%	0.77%	0.90%
Expenses After Waivers and Reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Net Investment Income After Waivers and Reimbursements	1.20%	0.84%	0.65%	1.34%	0.95%
Portfolio Turnover Rate	29%	30%	25%	34%	26%

(a)	Per share amounts calculated based on the average daily shares outstanding during the period.
(b)	Realized and unrealized gain (loss) per share do not correlate to the aggregate of the net unrealized and realized gain in the Statements of Changes in Net Assets for the year ended June 30, 2012, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(c)	Total return would have been lower had various fees not been waived during the period.

See Notes to Financial Statements.

36	Annual Report | June 30, 2016

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

1. Organization:

Bridgeway Funds, Inc. (“Bridgeway” or the “Company”) was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Bridgeway is organized as a series fund, with 10 investment funds as of June 30, 2016 (each is referred to as a “Bridgeway Fund” and collectively, the “Bridgeway Funds”). The Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, Small-Cap Momentum, Small-Cap Growth, Small-Cap Value, Blue Chip 35 Index and Managed Volatility Funds are presented in a separate report. The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and together, the “Funds”) are presented in this report.

Bridgeway is authorized to issue 1,915,000,000 shares of common stock at $0.001 per share. As of June 30, 2016, 100,000,000 shares have been classified into the Aggressive Investors 1 Fund. 130,000,000 shares have been classified into the Blue Chip 35 Index Fund. 15,000,000 shares have been classified into the Ultra-Small Company Fund. 100,000,000 shares each have been classified into the Ultra-Small Company Market, Omni Small-Cap Value, Omni Tax-Managed Small-Cap Value, Small-Cap Momentum, Small-Cap Growth and Small-Cap Value Funds. 50,000,000 shares have been classified into the Managed Volatility Fund.

All of the Bridgeway Funds are no-load, diversified funds.

The Funds seek to provide long-term total return on capital, primarily through capital appreciation.

Bridgeway Capital Management, Inc. (the “Adviser”) is the investment adviser for all of the Bridgeway Funds.

2. Significant Accounting Policies:

The following summary of significant accounting policies, followed in the preparation of the financial statements of the Funds, are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Each Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Securities and Other Investments Valuation Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions.

Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (“NAV”) per share.

Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating the Funds’ NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The inputs and valuation techniques used to determine the value of a fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical assets

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs, are classified as Level 2 prices. These generally include certain U.S. Government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

The Dreyfus Cash Management Fund, which is held by the Funds, invests primarily in securities that are valued at cost or amortized cost. Therefore, these investments are classified as Level 2 investments.

●	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the results of the Funds’ operations.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Funds’ investments as of June 30, 2016 is included with each Fund’s Schedule of Investments.

The Funds’ policy is to recognize transfers into, and transfers out of, each level of hierarchy as of the beginning of the reporting period. For the year ended June 30, 2016, the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund each transferred a security with a value of $206,125 from Level 2 to Level 1, due to the market becoming active. There were no transfers from Level 1 to Level 2 in any of the Funds.

Securities Lending Upon lending its securities to third parties, each Fund receives compensation in the form of fees. The loans are secured by collateral at least equal to the fair value of the securities loaned plus accrued interest. Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. Additionally, a Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, resulting in a loss. Under the terms of the Securities Lending Agreement, the Funds are indemnified for such losses by the securities lending agent.

While securities are on loan, the Fund continues to receive dividends on the securities loaned and recognizes any gain or loss in the fair value of the securities loaned.

38	Annual Report | June 30, 2016

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Securities lending transactions are entered into by a Fund under a Securities Lending Agreement which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral or to offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency.

The market value of securities on loan, all of which are classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown in the Statements of Assets and Liabilities as a component of Investments at value.

The following table is a summary of the Funds’ securities loaned and related collateral, which are subject to a netting agreement as of June 30, 2016:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount

Omni Small-Cap Value
Securities lending	$16,483,194	-	$16,483,194	-	$16,483,194	-

Omni Tax-Managed Small-Cap Value
Securities lending	$40,743,010	-	$40,743,010	-	$40,743,010	-

[1]	Collateral with a value of $16,705,782 and $41,830,680 has been received in connection with securities lending of Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund, respectively. Excess of collateral received from an individual counterparty is not shown here for financial reporting purposes.

It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract. As of June 30, 2016, the collateral consisted of an institutional money market fund.

Use of Estimates in Financial Statements In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities on the date of the financial statements and the disclosure of contingent assets and liabilities on the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Risks and Uncertainties The Funds provide for various investment options, including stocks. Such investments are exposed to various risks, such as interest rate, market and credit risks. Due to the risks involved, it is at least reasonably possible that changes in risks in the near term would materially affect shareholders’ account values and the amounts reported in the financial statements.

Security Transactions, Investment Income and Expenses Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis from settlement date.

Bridgeway Funds’ expenses that are not series-specific are allocated to each series based upon its relative proportion of net assets to the Bridgeway Funds’ total net assets or other appropriate basis.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Distributions to Shareholders The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December.

Indemnification Under the Company’s organizational documents, the Funds’ officers, directors, employees and agents are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

3. Advisory Fees, Other Related Party Transactions and Contingencies:

The Funds have entered into a management agreement with the Adviser. As compensation for the advisory services rendered, facilities furnished, and expenses borne by the Adviser, the Funds pay the Adviser a fee of 0.50% of the value of each Fund’s average daily net assets, computed daily and payable monthly.

Expense limitations: The Adviser has agreed to reimburse the Funds for operating expenses and advisory fees above the expense limitations shown in the table below, which are shown as a ratio of net expenses to average net assets, for each Fund, for the year ended June 30, 2016. Any material change to the expense limitation would require a vote by shareholders of the applicable Fund.

Bridgeway Fund	Expense Limitation	Total Waivers and Reimbursements for Year Ending 06/30/16

Omni Small-Cap Value*	0.60%	$561,512
Omni Tax-Managed Small-Cap Value*	0.60%	547,245

*The Funds are authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and that the reimbursements do not cause the Funds to exceed the expense limitation in the agreement. The Omni Small-Cap Value Fund has recoupable expenses of $367,842, $480,284 and $561,512, which expire on June 30, 2017, June 30, 2018 and June 30, 2019 respectively. The Omni Tax-Managed Small-Cap Value Fund has recoupable expenses of $382,335, $479,218 and $547,245, which expire June 30, 2017, June 30, 2018 and June 30, 2019 respectively.

Other Related Party Transactions: The Bridgeway Funds will engage in inter-portfolio trades with other Bridgeway Funds when it is to the benefit of both parties. The Board of Directors reviews these trades quarterly. Inter-portfolio purchases and sales for the Funds during the year ended June 30, 2016 were as follows:

Bridgeway Fund	Inter-Portfolio Purchases	Inter-Portfolio Sales

Omni Small-Cap Value	$27,556,098	$15,451,273
Omni Tax-Managed Small-Cap Value	21,889,654	23,323,996

The Adviser entered into an Administrative Services Agreement with Bridgeway, pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board of Directors as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the Securities and Exchange Commission (“SEC”); (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain record-keeping services. Prior to July 1, 2016 for its services to all of the Bridgeway Funds, the Adviser was paid an aggregate annual fee of $590,000, payable in equal monthly installments. Effective July 1, 2016, the

40	Annual Report | June 30, 2016

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Adviser will be paid an aggregate annual fee of $665,000, payable in monthly installments. During the year ended June 30, 2016, the allocation of this expense to the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds was $119,791 and $106,901, respectively.

Board of Directors Compensation Independent Directors are paid an annual retainer of $15,000, with an additional retainer of $5,000 paid to the Independent Chairman of the Board and an additional retainer of $1,000 paid to the Nominating and Corporate Governance Committee Chair. The retainer is paid in quarterly installments. Effective November 13, 2015, Independent Directors are paid $7,500 per meeting for meeting fees. Prior to November 13, 2015, Independent Directors were paid $6,250 per meeting. Such compensation is the total compensation from all Bridgeway Funds and is allocated among the Bridgeway Funds.

The Independent Directors each receive this compensation in the form of shares of the Bridgeway Funds, credited to his or her account. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences, as well as expenses for subscriptions or printed materials. The amount of Directors’ fees attributable to each Fund is disclosed in the Statement of Operations.

One director of Bridgeway, John Montgomery, is an owner and director of the Adviser. Under the 1940 Act definitions, he is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of Bridgeway. Compensation for Mr. Montgomery is borne by the Adviser rather than the Bridgeway Funds.

4. Distribution and Shareholder Servicing Fees:

Foreside Fund Services, LLC acts as distributor of the Funds’ shares pursuant to a Distribution Agreement dated November 12, 2010. The Adviser pays all costs and expenses associated with distribution of the Funds’ shares, pursuant to a protective plan adopted by shareholders pursuant to Rule 12b-1.

5. Purchases and Sales of Investment Securities:

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended June 30, 2016 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other

Omni Small-Cap Value	$-	$232,452,437	$-	$118,902,608
Omni Tax-Managed Small-Cap Value	-	197,873,670	-	130,156,092

6. Federal Income Taxes

It is the Funds’ policy to continue to comply with the provisions of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), applicable to regulated investment companies, and to distribute income to the extent necessary so that such Fund is not subject to federal income tax. Therefore, no federal income tax provision is required.

Unrealized Appreciation and Depreciation on Investments (Tax Basis) The amount of net unrealized appreciation/ depreciation and the cost of investment securities for tax purposes, including short-term securities at June 30, 2016, were as follows:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Gross appreciation (excess of value over tax cost)	$112,359,317	$106,353,542
Gross depreciation (excess of tax cost over value)	(32,794,625)	(30,323,994)
Net unrealized appreciation	$ 79,564,692	$ 76,029,548
Cost of investments for income tax purposes	$496,421,238	$473,704,821

The differences between book and tax net unrealized appreciation (depreciation) are due to wash sale loss deferrals and basis adjustments on passive foreign investment companies (PFICs), and partnerships.

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NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Classifications of Distributions Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Funds during the fiscal years ended June 30, 2016 and 2015, is as follows:

	Omni Small-Cap Value		Omni Tax-Managed Small-Cap Value
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Distributions paid from:
Ordinary Income	$4,704,613	$2,478,657	$3,274,284	$767,401
Long-Term Capital Gain	-	20,389,241	-	14,502,076
Total	$4,704,613	$22,867,898	$3,274,284	$15,269,477

At June 30, 2016, the Omni Small-Cap Value and Omni Tax-Managed Small-Cap Value Funds had net short-term capital loss carryforwards for federal income tax purposes of $9,051,476 and $8,573,286, respectively, which are available to reduce future required distributions of net capital gains to shareholders for an unlimited period. These capital losses will retain their character as short-term capital losses.

Components of Accumulated Earnings As of June 30, 2016, the components of accumulated earnings on a tax basis were:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Undistributed Net Investment Income	$ 2,918,574	$ 4,983,051
Accumulated Net Realized Loss on Investments	(9,051,476)	(8,573,286)
Net Unrealized Appreciation of Investments	79,564,692	76,029,548
Total	$73,431,790	$72,439,313

For the fiscal year June 30, 2016, the Funds recorded the following reclassifications to the accounts listed below:

	Increase (Decrease)
	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Paid-in-Capital	$293,634	$433,310
Undistributed Net Investment Income	(164,911)	(306,858)
Accumulated Net Realized Loss on Investments	(128,723)	(126,452)

The difference between book and tax components of net assets and the resulting reclassifications were primarily a result of the differing book/tax treatment of the deduction of equalization debits for tax purposes and investments in passive foreign investment companies (PFICs), partnerships and business development companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Fund’s tax positions and has concluded that no provision for income tax is required in each Fund’s financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

42	Annual Report | June 30, 2016

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

7. Line of Credit

Bridgeway established a line of credit agreement (“Facility”) with The Bank of New York Mellon, effective November 5, 2010. The Facility is for temporary or emergency purposes, such as to provide liquidity for shareholder redemptions, and is cancellable by either party. Unless cancelled earlier, the Facility shall be held available until September 15, 2016. Advances under the Facility are limited to $15,000,000 in total for all Bridgeway Funds, and advances to each Bridgeway Fund shall not exceed certain limits set forth in the credit agreement, including, but not limited to, the maximum amount a Bridgeway Fund is permitted to borrow under the 1940 Act.

The Bridgeway Funds incur a commitment fee of 0.07% per annum on the unused portion of the Facility and interest expense to the extent of amounts borrowed under the Facility. Interest is based on the “Overnight Rate” plus 1.25%. The Overnight Rate means the higher of (a) the Federal Funds rate, (b) the Overnight Eurodollar Rate, or (c) the One-month Eurodollar Rate. The commitment fees are payable quarterly in arrears and are allocated to all participating Bridgeway Funds. Interest expense is charged directly to each Bridgeway Fund, based upon actual amounts borrowed by such Bridgeway Fund.

For the year ended June 30, 2016, borrowings by the Funds under this line of credit were as follows:

Bridgeway Fund	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred[1]	Maximum Amount Borrowed During the Period

Omni Small-Cap Value	1.50%	$1,875,800	35	$2,698	$ 5,932,000
Omni Tax-Managed Small-Cap Value	1.49%	4,030,507	67	11,034	14,200,000

[1]Interest expense is included on the Statements of Operations in Miscellaneous expenses.

On June 30, 2016, Omni Tax-Managed Small-Cap Value had a loan outstanding in the amount of $500,000, exclusive of interest payable on the loan.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

www.bridgeway.com	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridgeway Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Omni Small-Cap Value Fund and the Omni Tax Managed Small-Cap Value Fund (the “Funds”), each a series of Bridgeway Funds, Inc., including the schedules of investments, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Omni Small-Cap Value Fund and the Omni Tax Managed Small-Cap Value Fund as of June 30, 2016 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 25, 2016

44	Annual Report | June 30, 2016

OTHER INFORMATION

June 30, 2016 (unaudited)

1. Shareholder Tax Information

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended June 30, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2015.

The Funds report the following items with regard to distributions paid during the fiscal year ended June 30, 2016. All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

	Omni Small-Cap Value	Omni Tax-Managed Small Cap Value
Corporate Dividends Received Deduction	100.00%	100.00%
Qualified Dividend Income	100.00%	100.00%
Qualified Interest Related Dividends	0.03%	0.01%
Qualified Short Term Capital Gain Dividends	0.00%	0.00%

During the fiscal year ended June 30, 2016, the Funds paid distributions from ordinary income and long-term capital gain which included equalization debits summarized below:

	Omni Small-Cap Value	Omni Tax-Managed Small-Cap Value
Ordinary Income Distributions	$4,704,613	$3,274,284
Equalization Debits Included in Ordinary Income Distributions	293,634	433,310
Long-Term Capital Gain Distributions	-	-
Equalization Debits Included in Long-Term Capital Gain Distributions	-	-

2. Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2016 are available without a charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov.

3. Fund Holdings

The complete schedule of the Funds’ holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ Semi-Annual and Annual Shareholder Reports, respectively.

The Bridgeway Funds file complete schedules of the Funds’ holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting Bridgeway Funds at 1-800-661-3550 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

4. Approval of Investment Management Agreement

The Bridgeway Funds, Inc.’s (the “Company”) management agreement (the “Management Agreement”) with its investment adviser, Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Company’s funds must be approved for an initial term no greater than two years and renewed at least annually thereafter (i) by the vote of the Directors or by a vote of

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OTHER INFORMATION (continued)

June 30, 2016 (unaudited)

the shareholders of each fund and (ii) by the vote of a majority of the Directors who are not parties to the Management Agreement or “interested persons” of any party thereto (the “Independent Directors”), cast in person at a meeting called specifically for the purpose of voting on such approval.

The Board of Directors (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the approval of the Management Agreement. For example, the Board and its standing committees also consider at each meeting factors that are relevant to the annual renewal of each fund’s Management Agreement, including the services and support provided to each fund by the Adviser, the Adviser’s compliance program, comparative performance information for each fund, the risk assessment of the funds and “deep dives” on the strategy and performance of certain funds on a periodic basis. In addition, the Board receives updated financial information on the Adviser and updates related to strategic direction and marketing efforts between meetings from the Adviser.

On May 13, 2016, the Board, including a majority of the Independent Directors, met in person (the “Meeting”) with the Adviser, Company counsel, independent legal counsel (“Independent Legal Counsel”) to the Independent Directors and others to give consideration to information bearing on the continuation of the Management Agreement with respect to the following funds: Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund (each a “Fund” and collectively, the “Funds”).

In reaching its decisions, the Board considered the information furnished and discussed throughout the year at regularly scheduled Board or committee meetings, as applicable and as described above, and reviewed and considered the information provided specifically in relation to the annual consideration of the approval of the Management Agreement.

In preparation for the Meeting, the Independent Directors requested that the Adviser provide specific information relevant to their consideration of the renewal of each Fund’s Management Agreement. In response to that request, the Board was furnished with a wide variety of information with respect to each Fund, including:

●	investment performance over various time periods and the fees and expenses of each Fund as compared to a comparable group of funds (the “peer funds”) as determined and prepared by Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) (hereinafter “Lipper”), an independent provider of investment company data;

●	the nature, extent and quality of services provided by the Adviser to each Fund, including investment advisory and administrative services;

●	actual management fees paid by each Fund to the Adviser;

●	the Adviser’s costs of providing services to each Fund and the profitability of the Adviser derived from its relationship with each Fund;

●	the extent to which economies of scale may be present and if so, the degree to which they would be shared with the Fund’s shareholders; and

●	any potential “fall out” or ancillary benefits accruing to the Adviser as a result of its relationship with each Fund.

In addition to evaluating, among other things, the written information provided by the Adviser, the Board also considered the answers to questions posed by the Board to representatives of the Adviser at the Meeting.

In considering the information and materials described above, the Independent Directors received assistance from, and also met telephonically with, Independent Legal Counsel prior to the Meeting to review and discuss the information provided by the Adviser. Moreover, the Independent Directors also met in executive session with Independent Legal Counsel to consider the continuation of the Management Agreement outside the presence of management during the Meeting.

The Board also was provided with a written description of their statutory responsibilities and the legal standards that are applicable to approval of the Management Agreement.

46	Annual Report | June 30, 2016

OTHER INFORMATION (continued)

June 30, 2016 (unaudited)

Although the Management Agreement for all of the Funds were considered at the same Board meeting, the Directors considered each Fund separately.

In considering the aforementioned information, the Board took into account management style, investment strategies and prevailing market conditions. Furthermore, in evaluating the Management Agreement, the Directors also reviewed information provided by the Adviser concerning the following:

●	the terms of the Management Agreement, including the services performed by the Adviser in managing each Fund in accordance with each Fund’s investment objectives, policies and restrictions and how those services and fees differ from the Adviser’s services to non-mutual fund accounts, to the extent applicable;

●	information regarding the structure of the advisory fees, the method of computing fees and the frequency of payment of fees and any expense limitation or fee waiver arrangements for each Fund;

●	the services provided by the Adviser under a separate Administrative Services Agreement and the fact that those services were provided at approximately cost to the Funds, although it was noted the annual fee under the Administrative Services Agreement was proposed to be increased at the Meeting;

●	the Adviser’s specialized skills and experience in statistical analysis and active and passive investment management and trading;

●	the Adviser’s personnel, staffing levels and the time and attention the Adviser’s personnel devote to the management of the Funds as compared to other Adviser clients;

●	the Adviser’s risk assessment and risk management capabilities;

●	the Adviser’s representation that it continues to use no soft dollars; and

●	the financial condition and stability of the Adviser, including supplemental financial information provided upon the request of the Board periodically during the year.

In view of the broad scope and variety of factors and information, the Directors did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Management Agreement for an additional year. Rather, the approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following describes some of the factors that were considered by the Board in deciding to approve the continuance of the Management Agreement for each Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services provided by the Adviser, the Directors considered the qualifications, experience and capability of the Adviser’s personnel and the extent of care and conscientiousness with which the Adviser performs its duties. In addition, the Directors considered information provided by the Adviser regarding its overall financial strength and considered the resources and staffing in place with respect to the services provided to the Funds, including (but not limited to) consideration of the Adviser’s skills and experience in statistical analysis and investment management and trading. The Board also considered that, in addition to providing investment management services to the Funds, the Adviser is also responsible for developing and maintaining policies and procedures to ensure that the Funds comply with applicable rules and regulations. Finally, the Board considered that the Adviser provides certain administrative services under the Administrative Services Agreement approximately at cost to the Funds, although it was noted the annual fees under the Administrative Services Agreement were proposed to be increased at this Meeting.

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OTHER INFORMATION (continued)

June 30, 2016 (unaudited)

Based on the totality of the information considered, the Directors concluded that the Funds were likely to benefit from the nature, extent and quality of the Adviser’s services, and that the Adviser has the ability to continue to provide these services based on its experience, operations and current resources.

Investment Performance

Lipper provided a report (the “Lipper Report”) of comparative data regarding fees, expenses and performance for each Fund as compared to a peer group selected by Lipper (“Peer Group”). In particular, the Board reviewed the performance of each Fund, as applicable, over the most recent calendar year (“one-year period”) and the annualized performance over the most recent three calendar year period (“three-year period”), five calendar year period (five-year period”) and ten calendar year period (“ten-year period”). With regard to the performance information provided in the Lipper Report, the Board considered the performance of each Fund on a percentile and quintile basis as compared to its Peer Group. For purposes of the performance data provided, the first quintile is defined as 20% of the funds in the applicable Peer Group with the highest performance and the fifth quintile is defined as 20% of the funds in the applicable Peer Group with the lowest performance. The Board reviewed performance information in the Lipper Report as of December 31, 2015 for each Fund and considered the following:

●	With regard to the Omni Tax-Managed Small-Cap Value Fund, the Board considered that the Fund has outperformed the median of its Peer Group, ranking in the 2nd quintile, 2nd quintile and 3rd quintile, respectively, for the one-year, three-year and five-year periods, and has outperformed its benchmark index for the same time periods as well as since inception.

●	With regard to the Omni Small-Cap Value Fund, the Board considered that, during this Fund’s short operating history, the Omni Small-Cap Value Fund has outperformed the median of its Peer Group, ranking in the 3rd quintile and 2nd quintile, respectively, for the one-year and three-year periods. The Board also considered that the Omni Small-Cap Value Fund has outperformed its benchmark index for the same time periods and since inception.

Fund Fees and Expenses

The Board reviewed the information compiled by Lipper comparing each Fund’s contractual management fee rate, actual management fee rate (which included the effect of any fee waivers) and total expense ratios as a percentage of average net assets to other funds in its expense Peer Group. In this regard, the Board considered the contractual and actual management fees and total expense ratios of each Fund on a quintile basis as compared to its Peer Group and noted the relative position of each Fund within the Peer Group. In particular, the Board considered that each Fund’s management fee and total expenses are significantly lower than its respective peer group and that each Fund’s contractual management fee, actual management fee and total expense ratio were in the 1st quintile of its respective peer group.

In addition, the Board considered that the Adviser agreed to contractual expense limitation agreements for each of the Funds to ensure that total expense levels do not increase above certain levels

The foregoing comparisons assisted the Board by providing them with a basis for evaluating each Fund’s management fee and expense ratio on a relative basis. The Independent Directors concluded that the fees and expenses of each Fund were fair and reasonable in relation to the services and benefits provided to each Fund.

48	Annual Report | June 30, 2016

OTHER INFORMATION (continued)

June 30, 2016 (unaudited)

  Profitability

The Board reviewed the materials they received from the Adviser regarding its revenues and costs in providing investment management and certain administrative services to the Funds and the Company as a whole. In particular, the Board considered the analysis of the Adviser’s profitability with respect to each Fund, calculated for the years ended December 31, 2012, December 31, 2013, December 31, 2014 and December 31, 2015. The Board also considered the Adviser’s representations that allocating expenses on a Fund-by-Fund basis to calculate Fund-by-Fund profitability is a subjective, and somewhat arbitrary, process since the Adviser does not track expenses or maintain staff on a Fund-by-Fund basis. The Board also considered the Adviser’s representations that profit margins for certain years can be affected by the seven to one total compensation cap for Adviser staff members (also referred to as “Partners”) (i.e., no Partner can make more than seven times the total compensation of the lowest paid Partner). The Board also considered that the Adviser was operating the Funds at a relatively low profit margin. Additionally, the Board considered the Adviser’s explanation that its financial strength has improved over the past year and that the Adviser has significant financial resources to support ongoing operations and future growth. In reviewing the profitability information, the Board also considered the potential “fall-out” or ancillary benefits that may accrue to the Adviser as a result of its relationship with the Funds, which are discussed below.

Economies of Scale

With respect to whether economies of scale are realized by the Adviser as a Fund’s assets increase and whether advisory fee levels reflect these economies of scale for the benefit of Fund investors, the Board considered, on a Fund-by-Fund basis, the current level of advisory fee charged and fee structure and concluded that the Adviser’s fee structure with respect to each Fund was appropriate at this time. The Independent Directors considered the Adviser’s explanation that although the Omni Tax-Managed Small-Cap Value Fund and Omni Small-Cap Value Fund do not have fee breakpoints in their management fee schedules, these Funds were priced low relative to peers and ahead of the economies of scale curve at launch.

“Fallout” or Ancillary Benefits

The Board considered whether there were any potential “fallout” or ancillary benefits that may accrue to the Adviser as a result of its relationships with the Funds. In terms of potential “fallout” or ancillary benefits to the Adviser due to its position as manager of the Funds, the Board noted that the Adviser continues to use no soft dollars and its administrative services to the Funds are structured to approximate an at-cost relationship, including after the proposed increase in the administrative services fees. The Board also considered that the Adviser may experience certain reputational and marketing benefits due to its relationships with the Funds. The Board concluded that the benefits accruing to the Adviser by virtue of its relationship to the Funds appeared to be reasonable.

* * * * *

After evaluation of the performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services provided by the Adviser, the Board, including a majority of the Independent Directors, concluded that the level of fees to be paid to the Adviser with respect to each Fund is reasonable.

In summary, based on all relevant information and factors discussed above, none of which was individually determinative of the outcome, the Board, including a majority of the Independent Directors, determined that the approval of the Management Agreement was in the best interests of each applicable Fund. As a result, the Board, including a majority of the Independent Directors, approved the renewal of the Management Agreement.

www.bridgeway.com	49

DISCLOSURE OF FUND EXPENSES

June 30, 2016 (unaudited)

As a shareholder of a Fund, you will incur no transaction costs from such Fund, including sales charges (loads) on purchases, on reinvested dividends, or on other distributions. There are no exchange fees. However, as a shareholder of a Fund, you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2016 and held until June 30, 2016.

Actual Expenses.  The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes.  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds, because other funds may also have transaction costs, such as sales charges, redemption fees or exchange fees.

	Beginning Account Value at 1/1/16	Ending Account Value at 6/30/16	Expense Ratio	Expenses Paid During Period* 1/1/16 - 6/30/16

Bridgeway Omni Small-Cap Value
Actual Fund Return	$1,000.00	$1,039.70	0.60%	$3.04
Hypothetical Fund Return	$1,000.00	$1,021.88	0.60%	$3.02

Bridgeway Omni Tax-Managed Small-Cap Value
Actual Fund Return	$1,000.00	$1,042.30	0.60%	$3.05
Hypothetical Fund Return	$1,000.00	$1,021.88	0.60%	$3.02

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent six-month period (182) divided by the number of days in the fiscal year (366).

50	Annual Report | June 30, 2016

DIRECTORS & OFFICERS

June 30, 2016 (Unaudited)

Independent Directors

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 62	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Ten	American Church Mortgage Company, NRG Energy, Inc., Amegy Bancshares Advisory Board

Karen S. Gerstner Age 61	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Ten	None

Miles Douglas Harper, III* Age 53	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Ten	Calvert Social Investment Fund (8 Portfolios), Calvert Social Index Series, Inc. (1 Portfolio), Calvert Impact Fund (4 Portfolios), Calvert World Values Fund (3 Portfolios)

Evan Harrel Age 55	Director	Term: 1 Year Length: 2006 to Present.	Strategic Advisor, Small Steps Nurturing Center, since 2012; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Ten	None

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DIRECTORS & OFFICERS (continued)

June 30, 2016 (Unaudited)

“Interested” or Affiliated Director and Officer

Name, Address and Age[1]	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

John N. R. Montgomery[2] Age 60	Director	Term: 1 Year Length: 1993 to Present.

Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.

				Ten	None

52	Annual Report | June 30, 2016

DIRECTORS & OFFICERS (continued)

June 30, 2016 (Unaudited)

Other Officers

Name, Address and Age[1]	Position Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Bridgeway Funds Overseen by Officer	Other Directorships Held by Officer

Richard P. Cancelmo, Jr. Age 58	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.	N/A	None

Linda G. Giuffré Age 54	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.	N/A	None

Deborah L. Hanna Age 51	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.	N/A	None

Sharon Lester Age 61	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010; Prior to 2010, Director of Portfolio Operations, Invesco.	N/A	None

Tammira Philippe Age 42	President	Term: 1 Year Length: May 2016 to Present.	Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016; President, Bridgeway Capital Management, Inc., since March 2016.	N/A	None

*	Independent Chairman

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.

[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its officers, subject to its investment objectives and policies and general supervision by the Board.

The Funds’ Statement of Additional Information includes additional information about the Board and is available, without charge, upon request by calling 1-800-661-3550.

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BRIDGEWAY FUNDS, INC.

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9860

Providence, RI 02940-8060

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-SEC-0330. Reports and other information about the Funds are also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no substantive amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Miles Douglas Harper III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $237,500 for the fiscal year ended June 30, 2016 and $232,000 for the fiscal year ended June 30, 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2016 and $0 for the fiscal year ended June 30, 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $22,000 for the fiscal year ended June 30, 2016 and $22,000 for the fiscal year ended June 30, 2015. Tax services include the review of the Funds’ federal income tax returns, the review of the Funds’ federal excise tax returns and the review of required distributions by the Funds.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended June 30, 2016 and $0 for the fiscal year ended June 30, 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee has adopted an Audit Committee Charter that provides that the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the Registrant and non-audit services to the Registrant, its investment advisor or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for the fiscal year ended June 30, 2016 and $0 for the fiscal year ended June 30, 2015.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effectively designed, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bridgeway Funds, Inc.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date	9-2-2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Tammira Philippe
Tammira Philippe, President and Principal Executive Officer
(principal executive officer)

Date	9-2-2016

By (Signature and Title)*	/s/ Linda G. Giuffré
Linda G. Giuffré, Treasurer and Principal Financial Officer
(principal financial officer)

Date	9-2-2016

* Print the name and title of each signing officer under his or her signature.